UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09297

Nuveen Dividend Advantage Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

# Nuveen
# Municipal Closed-End Funds

*It's not what you earn, it's what you keep.®*

## Semi-Annual Report April 30, 2016

**NQM**
Nuveen Investment Quality Municipal Fund, Inc.

**NQS**
Nuveen Select Quality Municipal Fund, Inc.

**NPF**
Nuveen Premier Municipal Income Fund, Inc.

**NAD**
Nuveen Dividend Advantage Municipal Fund

**NZF**
Nuveen Enhanced Municipal Credit Opportunities Fund

**NPI**
Nuveen Premium Income Municipal Fund, Inc.

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Fund Leverage	9

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	15

Shareholder Meeting Report	27

Portfolios of Investments	29

Statement of Assets and Liabilities	132

Statement of Operations	134

Statement of Changes in Net Assets	136

Statement of Cash Flows	138

Financial Highlights	140

Notes to Financial Statements	148

Additional Fund Information	166

Glossary of Terms Used in this Report	167

Reinvest Automatically, Easily and Conveniently	169

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Chairman's Letter to Shareholders

Dear Shareholders,
The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level, a surprisingly weak jobs growth report in May was a disappointing sign, although not necessarily indicative of a lasting downtrend. Wages have grown slightly but not nearly enough to reinvigorate Americans' buying power. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.
Furthermore, frail economies across the rest of the world have continued to cast a shadow over the U.S. Although the European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, their economies continue to lag the U.S.'s recovery. China's policy makers have also continued to manage its slowdown but investors are still worried about where the world's second-largest economy might ultimately land. Additionally, global markets were surprised by the U.K.'s June 23, 2016 referendum vote to leave the European Union, known as "Brexit." Heightened price volatility and negative sentiment are to be expected in the near term as markets readjust and await clarity on the Brexit process and its impact on the U.K., Europe and across the world.
Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December's first and only increase thus far. While markets rallied on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to again hold rates steady.
With global economic growth still looking fairly fragile, financial markets have become more volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you're concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,

William J. Schneider
Chairman of the Board
June 24, 2016

4	Nuveen

Portfolio Managers' Comments
Nuveen Investment Quality Municipal Fund, Inc. (NQM)
Nuveen Select Quality Municipal Fund, Inc. (NQS)
Nuveen Premier Municipal Income Fund, Inc. (NPF)
Nuveen Dividend Advantage Municipal Fund (NAD)
Nuveen Enhanced Municipal Credit Opportunities Fund (NZF)
Nuveen Premium Income Municipal Fund, Inc. (NPI)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Portfolio managers Christopher L. Drahn, CFA, Thomas C. Spalding, CFA, Daniel J. Close, CFA, and Paul L. Brennan, CFA, review key investment strategies and the six-month performance of these six national Funds. Chris has managed NQM since 2011 and Tom has managed NQS and NAD since 2003. Dan assumed portfolio management responsibility for NPF in 2011, while Paul has managed NZF and NPI since 2006.
Effective May 31, 2016 (subsequent to the close of this reporting period), Tom Spalding retired from NAM and Christopher L. Drahn, CFA has taken over portfolio management responsibilities for NQS and NAD.
Effective April 11, 2016, Scott R. Romans, PhD, has assumed portfolio management responsibilities for NZF.
Effective April 11, 2016, a secondary benchmark (60% S&P Municipal Bond Investment Grade Index and 40% S&P Municipal Bond High Yield Index) was added for NZF. The secondary benchmark was added to better reflect the Fund's mandate in conjunction with the Fund's reorganization.
Effective February 5, 2016, the investment policy changed for NQM, NQS, NPF, NAD and NPI. Under the new policy, each Fund may invest up to 35% of its assets in municipal securities rated BBB and below or judged by the portfolio manager to be of comparable quality.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen	5

Portfolio Managers' Comments (continued)
FUND REORGANIZATIONS
During August 2015, the Board of Directors/Trustees of the Nuveen Closed-End Funds approved a series of reorganizations for certain Funds included in this report (the Target Funds) to create one, larger-national Fund (the Acquiring Fund).
The reorganizations are as follows:

Target Funds	Symbol	Acquiring Fund	Symbol
Nuveen Premium Income Municipal Fund 4, Inc.	NPT	Nuveen Dividend Advantage Municipal Fund 3,	NZF
Nuveen Dividend Advantage Municipal Fund 2	NXZ	renamed Nuveen Enhanced Municipal Credit Opportunities Fund
Nuveen Municipal Advantage Fund, Inc.	NMA
During March, 2016, the reorganizations were approved by shareholders and became effective before the opening of business on April 11, 2016.
During February 2016, the Board of Directors/Trustees of the Nuveen Closed-End Funds approved a series of reorganizations for certain Funds included in this report (the Target Funds) to create one, larger-national Fund (the Acquiring Fund).
The approved reorganizations are as follows:

Target Funds	Symbol	Acquiring Fund	Symbol
Nuveen Premier Municipal Income Fund, Inc.	NPF	Nuveen Dividend Advantage Municipal	NAD
Nuveen Premium Income Municipal Fund, Inc.	NPI	Fund, to be renamed Nuveen Enhanced
Nuveen Select Quality Municipal Fund, Inc.	NQS	Quality Municipal Fund
Nuveen Investment Quality Municipal Fund, Inc.	NQM
See Notes to Financial Statements, Note 1 — General Information and Significant Accounting Policies, Fund Reorganizations for further information.
What key strategies were used to manage these Funds during the six-month reporting period ended April 30, 2016?
Municipal bonds rallied in the six-month reporting period amid falling interest rates, improved credit fundamentals, robust demand and tight supply. Our trading activity continued to focus on pursuing the Funds' investment objectives. We continued to seek bonds in areas of the market that we expected to perform well as the economy continued to improve. The Funds' positioning emphasized intermediate and longer maturities, lower rated credits and sectors offering higher yields. To fund these purchases, we generally reinvested the proceeds from called and maturing bonds. In some cases, we sold bonds that we believed had deteriorating fundamentals or could be traded for a better relative value, as well as selling short-dated, higher quality issues that we tend to hold over short timeframes as a source of liquidity.
We have also continued to be more cautious in selecting individual securities. As investor demand for municipal securities has increased and created a slight supply-demand imbalance, we've started to see underwriters bring new issues to market that are structured with terms more favorable to the issuer and perhaps less advantageous to the investor than in the recent past. We believe this shift in the marketplace merits extra vigilance on our part to ensure that every credit considered for the portfolio offers adequate reward potential for the level of risk to the bondholder. In cases where our convictions have been less certain, we've sought compensation for the additional risk or have passed on the deal all together.
Trading activity covered a range of sectors and remained consistent with our strategic emphasis on lower rated, longer maturity credits. During this reporting period, we were active buyers in the transportation, health care and utilities sectors, as well as took advantage of a Chicago local general obligation bond (GO) opportunity. In the transportation sector, tollroads and airports have continued to benefit from improving fundamentals in the economic recovery. Both air and road travel have increased, while airports and tollroads tend to be critical assets with few competitors. During this reporting period, we increased our Texas tollroad

6	Nuveen

exposures in NPI. In addition, NQM, NQS and NAD established a position in a newly issued New Jersey State Transportation Trust credit, NPF bought an airport credit, and NZF and NPI added an Illinois Toll Authority bond.
In the health care sector, NQM and NPF bought a Loma Linda University Medical Center credit that was offering an attractive yield. NQS and NAD purchased two hospital bonds, Wisconsin Health for Ascension Health Services and Orange County for Orlando Health. Ascension is the largest and possibly best-run hospital network in the country, with a strong balance sheet and AA rating. Orlando Health, which operates six hospitals in the Orlando, Florida area, carries an A rating, and appears to be improving its financial position after losing market share a few years ago. We also selectively added health care credits to NZF and NPI during this reporting period.
The utility sector presented several buying opportunities for the Funds during this reporting period. The sector has suffered recently on concerns about falling commodity prices and a shunning by investors, but we believe the higher yields, in select cases, compensate investors for the risk we're taking. NZF and NPI bought a bond issued for public utility provider South Carolina Santee Cooper and NPF added two utility credits during this reporting period. We bought a Springfield Electric Revenue issue in NQM, NPF and NAD, taking advantage of the recent price dislocation in Illinois' municipal bond market.
We also participated in a bond sale for the Chicago Board of Education, which manages the Chicago Public Schools system. The school system issued the bonds in January 2016 to help manage some of its short-term funding needs. Both NQM and NPF bought these bonds, which offered high yields and long maturities, and were available at attractive prices due to heightened investor concerns about these credits at the time of issue. While the Chicago Board of Education continues to face challenges, the stabilization of some of the concerns helped the bond perform well since we initiated the positions.
Cash for new purchases was generated mainly from maturing and called bonds, although some of the Funds sold positions for various reasons. NPF sold a few positions into the retail market, as well as collapsed a tender option bond trust and held the residual bonds in the portfolio. Additionally, near the end of the reporting period, a spike in short-term interest rates, particularly at the shortest end of the yield curve, provided NPF an opportunity to benefit from more active trading in the Fund's cash management strategy.
As of April 30, 2016, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement. As part of our duration management strategies, NPI also invested in forward interest rates swap contracts to help reduce the duration of its portfolio. The interest rate swaps had a negative impact on performance during this reporting period.
How did the Funds perform during the six-month reporting period ended April 30, 2016?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the six-month, one-year, five-year and ten-year periods ended April 30, 2016. Each Fund's total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes and a Lipper classification average.
For the six months ended April 30, 2016, the total returns at common share NAV for all six Funds exceeded the return for the national S&P Municipal Bond Index. NQS, NPF, NAD, NZF and NPI outperformed, while NQM performed in line with the average return for the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average.
Duration and yield curve positioning were among the main positive contributors to performance for the six Funds during this reporting period. Consistent with our long term strategy, these Funds tended to have longer durations than the benchmark, with overweightings in the longer parts of the yield curve that performed well and underweightings in the underperforming shorter end of the curve. NQS, NPF and NAD which have higher weightings in zero coupon bonds, benefited from the strong performance of this segment of the market. "Zeros," which are typically issued with maturities of 25 years and longer, remained in favor with investors seeking higher yields.

Nuveen	7

Portfolio Managers' Comments (continued)
Credit ratings allocations also boosted performance of the Funds during this reporting period. The returns of lower quality bonds generally outpaced those of higher quality credits due to investor demand for higher yielding assets and a willingness to increase credit risk because of improving credit fundamentals. The Funds' overweight allocations to the lower quality categories and underweight allocations to AAA and AA rated credits were advantageous to performance.
Sector allocations and individual credit selection provided additional gains for the Funds. The tobacco sector, the best-performing sector during this reporting period, contributed positively to the performance of all the Funds. The health care and transportation sectors were also among the top performing segments in the municipal market in this reporting period. The Funds' exposures to these two sectors, which were generally overweight allocations relative to the benchmark, also boosted relative returns.
In addition, the use of regulatory leverage was an important positive factor affecting the performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law. Subsequent to the close of the reporting period, Puerto Rico's effort to restructure its public utility debt was struck down by the U.S. Supreme Court. All Puerto Rico debt restructuring efforts are now concentrated in Congress.
In terms of Puerto Rico holdings, shareholders should note that, as of the end of this reporting period, NQM, NQS, NAD and NZF had limited exposure which was either insured or investment grade to Puerto Rico debt, 0.26%, 0.34%, 0.48% and .02%, respectively, while NPF and NPI did not hold any Puerto Rico bonds during this reporting period. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.
A Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds' pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund's portfolio in its entirety. Thus, the current net asset value of a Fund's shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. The Funds have received notification by their current municipal bond pricing service that such service has agreed to be acquired by the parent company of another pricing service, and that the transaction is under regulatory review. Thus there is an increased risk that each Fund's pricing service may change, or that the Funds' current pricing service may change its valuation methodology, either of which could have an impact on the net asset value of each Fund's shares.

8	Nuveen

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a positive contribution to the performance of these Funds over this reporting period.
As of April 30, 2016, the Funds' percentages of leverage are as shown in the accompanying table.

	NQM	NQS	NPF	NAD	NZF	NPI
Effective Leverage*	34.64%	35.86%	32.48%	32.95%	33.03%	35.14%
Regulatory Leverage*	28.97%	31.92%	29.04%	29.60%	28.96%	28.47%

*
Effective Leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen	9

Fund Leverage (continued)
THE FUNDS' REGULATORY LEVERAGE
As of April 30, 2016, the Funds have issued and outstanding Institutional MuniFund Term Preferred (iMTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	iMTP Shares		VMTP Shares		VRDP Shares
		Shares		Shares			Shares
		Issued at		Issued at			Issued at
		Liquidation		Liquidation			Liquidation
	Series	Preference	Series	Preference	Series		Preference	Total
NQM	—	—	2017	43,500,000	1		236,800,000	280,300,000
NQS	—	—	—	—	1		267,500,000	267,500,000
NPF	—	—	—	—	1		127,700,000	127,700,000
NAD	—	—	2016	265,000,000	—		—	265,000,000
NZF	2017	150,000,000	2017	81,000,000	1	*	268,800,000
	—	—	—	—	2	*	262,200,000
	—	—	—	—	3	*	196,000,000
		$150,000,000		$81,000,000			$727,000,000	$958,000,000
NPI	—	—	2018	407,000,000	—		—	407,000,000

*	VRDP Shares issued in connection with the reorganization.
Subsequent to the close of the reporting period, NZF refinanced all of its outstanding VMTP Shares with the issuance of new VMTP Shares. NZF also issued an additional $255,000,000 VMTP Shares at liquidation preference to be invested in accordance with its investment policies.
Refer to Notes to Financial Statements, Note 4 — Fund Shares, Preferred Shares for further details on iMTP, VMTP and VRDP Shares and each Fund's respective transactions.

10	Nuveen

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of April 30, 2016. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investment value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NQM	NQS	NPF	NAD	NZF	NPI
November 2015	$0.0775	$0.0635	$0.0650	$0.0710	$0.0665	$0.0685
December	0.0775	0.0635	0.0650	0.0710	0.0690	0.0685
January	0.0775	0.0635	0.0650	0.0710	0.0690	0.0685
February	0.0775	0.0635	0.0650	0.0710	0.0690	0.0685
March	0.0775	0.0635	0.0650	0.0710	0.0690	0.0685
April 2016*	0.0775	0.0635	0.0650	0.0710	0.0690	0.0685
Total Monthly Per Share Distributions	$0.4650	$0.3810	$0.3900	$0.4260	$0.4115	$0.4110
Ordinary Income Distribution**	$0.0013	$0.0029	$0.0002	$0.0005	$0.0054	$0.0072
Total Distributions from Net Investment Income	$0.4663	$0.3839	$0.3902	$0.4265	$0.4169	$0.4182

Yields
Market Yield***	5.72%	5.04%	5.33%	5.59%	5.40%	5.50%
Tax-Equivalent yield***	7.94%	7.00%	7.40%	7.76%	7.50%	7.64%

*
In connection with NZF's reorganization, the Fund declared a dividend of $.0131 per common share with an ex-dividend date of April 6, 2016, payable on May 2, 2016, a dividend of $.0559 per common share with an ex-dividend date of April 19, 2016, payable on May 2, 2016.

**	Distribution paid in December 2015.
***
Market Yield is based on the Fund's current annualized monthly dividend divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of April 30, 2016, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period, were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

Nuveen	11

Common Share Information (continued)
COMMON SHARE REPURCHASES
During August 2015, the Funds' Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of April 30, 2016, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NQM	NQS	NPF	NAD	NZF	NPI
Common shares cumulatively repurchased and retired	0	0	202,500	0	47,500	0
Common shares authorized for repurchase	4,160,000	3,520,000	1,990,000	3,930,000	3,630,000	6,405,000
During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of April 30, 2016, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NQM	NQS	NPF	NAD	NZF	NPI
Common share NAV	$16.53	$16.20	$15.69	$16.04	$16.54	$15.96
Common share price	$16.25	$15.13	$14.63	$15.24	$15.33	$14.94
Premium/(Discount) to NAV	(1.69)%	(6.60)%	(6.76)%	(4.99)%	(7.32)%	(6.39)%
6-month average premium/(discount) to NAV	(4.10)%	(10.64)%	(10.09)%	(7.75)%	(10.37)%	(9.62)%

12	Nuveen

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Investment Quality Municipal Fund, Inc. (NQM)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NQM.
Nuveen Select Quality Municipal Fund, Inc. (NQS)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NQS.
Nuveen Premier Municipal Income Fund, Inc. (NPF)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NPF.
Nuveen Dividend Advantage Municipal Fund (NAD)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Funds' web page at www.nuveen.com/NAD.
Nuveen Enhanced Municipal Credit Opportunities Fund (NZF)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Funds' web page at www.nuveen.com/NZF.

Nuveen	13

Risk Considerations (continued)
Nuveen Premium Income Municipal Fund, Inc. (NPI)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NPI.

14	Nuveen

NQM
Nuveen Investment Quality Municipal Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NQM at Common Share NAV	6.23%	8.55%	10.14%	7.04%
NQM at Common Share Price	9.46%	10.17%	10.75%	7.50%
S&P Municipal Bond Index	3.52%	5.16%	5.56%	4.87%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	6.28%	8.61%	10.09%	6.57%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen	15

NQM	Performance Overview and Holding Summaries as of April 30, 2016 (continued)
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	146.6%
Corporate Bonds	0.0%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate Obligations, VMTP Shares, at Liquidation Preference VRDP Shares, at Liquidation Preference	148.0%
Floating Rate Obligations	(7.2)%
VMTP Shares, at Liquidation Preference	(6.3)%
VRDP Shares, at Liquidation Preference	(34.5)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	15.3%
AA	34.2%
A	26.5%
BBB	13.7%
BB or Lower	6.5%
N/R (not rated)	3.8%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	19.4%
Transportation	15.8%
U.S. Guaranteed	11.8%
Education and Civic Organizations	10.4%
Tax Obligation/Limited	10.1%
Tax Obligation/General	8.7%
Utilities	7.8%
Water and Sewer	6.7%
Other	9.3%
Total	100%

States and Territories
(% of total municipal bonds)
California	15.0%
Texas	10.5%
Illinois	10.4%
Florida	7.4%
Colorado	6.4%
District of Columbia	3.5%
Ohio	3.3%
New York	3.3%
Pennsylvania	3.2%
Arizona	2.6%
Tennessee	2.3%
Louisiana	2.2%
Minnesota	2.1%
Missouri	1.9%
South Carolina	1.7%
Wisconsin	1.7%
Massachusetts	1.7%
Nebraska	1.6%
Other	19.2%
Total	100%

16	Nuveen

NQS
Nuveen Select Quality Municipal Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NQS at Common Share NAV	6.58%	8.76%	10.33%	6.91%
NQS at Common Share Price	14.00%	13.86%	8.89%	6.61%
S&P Municipal Bond Index	3.52%	5.16%	5.56%	4.87%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	6.28%	8.61%	10.09%	6.57%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen	17

NQS	Performance Overview and Holding Summaries as of April 30, 2016 (continued)
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	145.5%
Corporate Bonds	0.0%
Other Assets Less Liabilities	3.9%
Net Assets Plus Floating Rate Obligations & VRDP Shares, at Liquidation Preference	149.4%
Floating Rate Obligations	(2.5)%
VRDP Shares, at Liquidation Preference	(46.9)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	16.8%
AA	44.3%
A	22.0%
BBB	8.3%
BB or Lower	7.5%
N/R (not rated)	1.1%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	19.3%
Health Care	18.2%
Tax Obligation/Limited	16.0%
Tax Obligation/General	14.0%
U.S. Guaranteed	9.9%
Consumer Staples	6.5%
Utilities	6.0%
Other	10.1%
Total	100%

States and Territories
(% of total municipal bonds)
Texas	15.1%
Illinois	12.6%
California	6.9%
Florida	6.1%
Colorado	5.9%
Ohio	5.9%
New Jersey	4.4%
New York	3.9%
Nevada	3.8%
Michigan	3.6%
Pennsylvania	2.8%
South Carolina	2.5%
Indiana	2.1%
Missouri	1.9%
Arizona	1.7%
North Carolina	1.6%
Other	19.2%
Total	100%

18	Nuveen

NPF
Nuveen Premier Municipal Income Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NPF at Common Share NAV	7.42%	9.06%	8.89%	6.28%
NPF at Common Share Price	13.71%	12.99%	9.28%	7.12%
S&P Municipal Bond Index	3.52%	5.16%	5.56%	4.87%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	6.28%	8.61%	10.09%	6.57%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen	19

NPF	Performance Overview and Holding Summaries as of April 30, 2016 (continued)
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	142.6%
Short-Term Municipal Bonds	0.4%
Other Assets Less Liabilities	1.1%
Net Assets Plus Floating Rate Obligations & VRDP Shares, at Liquidation Preference	144.1%
Floating Rate Obligations	(3.2)%
VRDP Shares, at Liquidation Preference	(40.9)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	15.7%
AA	44.6%
A	18.6%
BBB	10.2%
BB or Lower	8.3%
N/R (not rated)	2.6%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	21.6%
Transportation	19.0%
Utilities	13.2%
U.S. Guaranteed	9.4%
Health Care	9.0%
Tax Obligation/General	6.9%
Water and Sewer	6.6%
Other	14.3%
Total	100%

States and Territories
(% of total investments)
California	15.4%
Illinois	12.2%
Texas	6.8%
New York	5.3%
Colorado	5.1%
New Jersey	4.5%
North Carolina	4.0%
Nevada	3.3%
Arizona	3.1%
Ohio	2.7%
Louisiana	2.5%
Kentucky	2.5%
Georgia	2.3%
Michigan	2.3%
Indiana	2.3%
Massachusetts	1.9%
Utah	1.8%
South Carolina	1.7%
Maryland	1.6%
Other	18.7%
Total	100%

20	Nuveen

NAD
Nuveen Dividend Advantage Municipal Fund
Performance Overview and Holding Summaries as of April 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NAD at Common Share NAV	6.72%	9.04%	10.25%	6.73%
NAD at Common Share Price	11.67%	12.87%	10.38%	7.07%
S&P Municipal Bond Index	3.52%	5.16%	5.56%	4.87%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	6.28%	8.61%	10.09%	6.57%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen	21

NAD	Performance Overview and Holding Summaries as of April 30, 2016 (continued)
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	143.2%
Corporate Bonds	0.0%
Investment Companies	0.1%
Other Assets Less Liabilities	2.2%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Preference	145.5%
Floating Rate Obligations	(3.4)%
VMTP Shares, at Liquidation Preference	(42.1)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	11.9%
AA	53.8%
A	21.1%
BBB	4.8%
BB or Lower	6.7%
N/R (not rated)	1.6%
N/A (not applicable)	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	20.9%
Tax Obligation/Limited	19.4%
Health Care	19.3%
Tax Obligation/General	14.3%
U.S. Guaranteed	8.3%
Consumer Staples	6.7%
Other	11.1%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	14.1%
California	9.3%
Texas	8.9%
Colorado	8.2%
Nevada	5.4%
New York	5.2%
Florida	5.2%
Washington	4.9%
New Jersey	4.5%
Ohio	4.1%
Michigan	3.7%
Wisconsin	3.7%
Indiana	2.6%
Arizona	2.3%
Other	17.9%
Total	100%

22	Nuveen

NZF
Nuveen Enhanced Municipal Credit Opportunities Fund
Performance Overview and Holding Summaries as of April 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NZF at Common Share NAV	7.75%	10.10%	9.62%	6.86%
NZF at Common Share Price	13.80%	15.15%	9.25%	6.52%
S&P Municipal Bond Index	3.52%	5.16%	5.56%	4.87%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	6.28%	8.61%	10.09%	6.57%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen	23

NZF	Performance Overview and Holding Summaries as of April 30, 2016 (continued)
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	144.7%
Corporate Bonds	0.0%
Investment Companies	0.2%
Other Assets Less Liabilities	1.7%
Net Assets Plus Floating Rate Obligations, Borrowings, iMTP shares at Liquidation Preference, VMTP Shares, at Liquidation Preference & VRDP Shares, at Liquidation Preference	146.6%
Floating Rate Obligations	(4.2)%
Borrowings	(1.7)%
iMTP Share, at Liquidation Preference	(6.4)%
VMTP Shares, at Liquidation Preference	(3.4)%
VRDP Shares, at Liquidation Preference	(30.9)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	11.7%
AA	38.9%
A	20.8%
BBB	12.1%
BB or Lower	10.5%
N/R (not rated)	5.9%
N/A (not applicable)	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	19.3%
Tax Obligation/Limited	16.4%
Transportation	14.7%
Tax Obligation/General	12.4%
U.S. Guaranteed	8.7%
Utilities	6.7%
Consumer Staples	6.6%
Water and Sewer	4.4%
Other	10.8%
Total	100%

States and Territories
(% of total municipal bonds)
Texas	13.6%
California	13.3%
Illinois	12.4%
Colorado	5.6%
New York	5.5%
Ohio	5.2%
Indiana	4.0%
Michigan	3.8%
Florida	3.5%
Nevada	2.4%
Pennsylvania	2.4%
New Jersey	2.1%
Arizona	1.9%
Georgia	1.9%
Massachusetts	1.7%
Washington	1.7%
Other	19.0%
Total	100%

24	Nuveen

NPI
Nuveen Premium Income Municipal Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NPI at Common Share NAV	6.98%	9.19%	10.08%	6.69%
NPI at Common Share Price	12.28%	14.59%	9.90%	7.32%
S&P Municipal Bond Index	3.52%	5.16%	5.56%	4.87%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	6.28%	8.61%	10.09%	6.57%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen	25

NPI	Performance Overview and Holding Summaries as of April 30, 2016 (continued)
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	147.1%
Corporate Bonds	0.0%
Other Assets Less Liabilities	0.9%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Preference	148.0%
Floating Rate Obligations	(8.2)%
VMTP Shares, at Liquidation Preference	(39.8)%
Net Assets	100%

Credit Quality
(% of total investment exposure)[1]
AAA/U.S. Guaranteed	11.0%
AA	40.3%
A	28.9%
BBB	14.4%
BB or Lower	4.6%
N/R (not rated)	0.8%
Total	100%

Portfolio Composition
(% of total investments)[1]
Transportation	24.1%
Health Care	17.1%
Tax Obligation/Limited	14.5%
Tax Obligation/General	9.7%
Water and Sewer	8.2%
Education and Civic Organizations	7.3%
U.S. Guaranteed	6.2%
Utilities	5.8%
Other	7.1%
Total	100%

States and Territories
(% of total municipal bonds)
Texas	13.9%
California	11.9%
Illinois	10.4%
Florida	9.1%
New York	5.8%
Ohio	4.5%
Massachusetts	3.0%
Washington	3.0%
Pennsylvania	2.7%
Louisiana	2.6%
South Carolina	2.5%
Nevada	2.5%
District of Columbia	2.4%
Indiana	2.1%
Colorado	1.8%
Alabama	1.7%
Kentucky	1.6%
Other	18.5%
Total	100%

[1]	Excluding investment in derivatives.

26	Nuveen

Shareholder Meeting Report
A special meeting of shareholders was held in the offices of Nuveen Investments on November 9, 2015 for NZF, NMA, NPT and NXZ; at this meeting the shareholders were asked to vote to approve an agreement and plan of reorganization, to approve the issuance of additional common shares, to approve a new investment management agreement and to approve a new sub-advisory agreement. The meeting for NZF, NMA, NPT and NXZ was subsequently adjourned to December 9, 2015 and additionally adjourned to January 11, 2016 and February 10, 2016.

	NZF			NMA
		Common and		Common and
		Preferred		Preferred
		shares voting		shares voting
	Common	together	Preferred	together	Preferred
	Shares	as a class	Shares	as a class	Shares
To approve an Agreement and Plan of Reorganization
For	—	—	22,810	20,279,237	2,688
Against	—	—	—	4,412,081	—
Abstain	—	—	—	895,970	—
Total	—	—	22,810	25,587,288	2,688
To approve the issuance of additional common shares in connection with each Reorganization.
For	18,720,392	18,743,202	—	—	—
Against	2,297,070	2,297,070
Abstain	510,853	510,853	—	—	—
Total	21,528,315	21,551,125	—	—	—
To approve a New Investment Management Agreement
For	—	18,737,714	—	—	—
Against	—	2,181,003	—	—	—
Abstain	—	632,408	—	—	—
Total	—	21,551,125	—	—	—
To approve a New Sub-Advisory Agreement
For	—	18,738,511	—	—	—
Against	—	2,183,733	—	—	—
Abstain	—	628,881	—	—	—
Total	—	21,551,125	—	—	—

Nuveen	27

Shareholder Meeting Report (continued)

	NPT		NXZ
	Common and		Common and
	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting
	together	together	together	Preferred
	as a class	as a class	as a class	Shares
To approve an Agreement and Plan of Reorganization
For	21,948,226	1,850	15,073,649	1,960
Against	2,302,279	772	2,298,953	—
Abstain	914,542	—	751,848	—
Total	25,165,047	2,622	18,124,450	1,960
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	—	—
Against
Abstain	—	—	—	—
Total	—	—	—	—
To approve a New Investment Management Agreement
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Total	—	—	—	—
To approve a New Sub-Advisory Agreement
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Total	—	—	—	—

28	Nuveen

NQM
Nuveen Investment Quality Municipal Fund, Inc.
	Portfolio of Investments	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 146.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 146.6% (100.0% of Total Investments)
	Alabama – 0.8% (0.5% of Total Investments)
$3,800	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$3,891,580
500	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama, Revenue Bonds, Infirmary Health System, Inc., Series 2016A, 3.000%, 2/01/29	2/26 at 100.00	A–	502,305
1,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	7/16 at 100.00	AA	1,006,000
5,300	Total Alabama			5,399,885
	Alaska – 0.6% (0.4% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
4,000	5.000%, 6/01/32	7/16 at 100.00	B3	3,804,480
500	5.000%, 6/01/46	7/16 at 100.00	B3	471,310
4,500	Total Alaska			4,275,790
	Arizona – 3.8% (2.6% of Total Investments)
980	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A3	1,089,495
2,500	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 5.000%, 12/01/39	12/24 at 100.00	A2	2,891,400
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
1,490	5.000%, 7/01/30	7/22 at 100.00	A1	1,684,490
2,500	5.000%, 7/01/32	7/22 at 100.00	A1	2,811,175
2,000	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	2,076,060
2,500	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust 2016-XF2216, 14.194%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	AA	2,923,800
5,000	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Tender Option BonD Trust 2016-XF0388, 8.873%, 7/01/38 (IF) (4)	7/18 at 100.00	AA–	5,813,300
3,450	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	4,313,639
1,100	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona University Project, Series 2014, 5.000%, 6/01/34 – BAM Insured	6/24 at 100.00	AA	1,294,073
889	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	891,329
22,409	Total Arizona			25,788,761
	California – 21.9% (15.0% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30	5/20 at 100.00	AA–	1,764,315
180	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	210,532
5,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, 2007A, 5.000%, 11/15/42 (UB)	No Opt. Call	AA–	5,622,760
1,390	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0078, 12.980%, 5/15/40 (IF)	5/18 at 100.00	AA–	1,970,144

Nuveen	29

NQM	Nuveen Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$810	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A+	$969,368
1,530	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A+	1,799,739
	California State, General Obligation Bonds, Various Purpose Series 2010:
2,100	5.250%, 3/01/30	3/20 at 100.00	AA–	2,438,730
3,000	5.500%, 3/01/40	3/20 at 100.00	AA–	3,505,890
6,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.000%, 12/01/41 (WI/DD, Settling 5/11/16)	6/26 at 100.00	BB+	6,555,000
	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010:
900	6.000%, 10/01/29	10/19 at 100.00	BBB+	1,025,703
1,030	6.250%, 10/01/39	10/19 at 100.00	BBB+	1,182,739
1,050	California Statewide Communities Development Authority, School Facility Revenue Bonds, Aspire Public Schools, Series 2010, 6.000%, 7/01/40 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (5)	1,189,115
1,000	California Statewide Community Development Authority, Revenue Bonds, Children's Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	1,034,610
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,000	5.500%, 7/01/30 (6)	7/16 at 100.00	CCC	999,930
2,000	5.250%, 7/01/39 (6)	7/16 at 100.00	CCC	2,002,620
1,260	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,600,326
3,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured	No Opt. Call	AA	1,828,085
1,500	Gavilan Joint Community College District, Santa Clara and San Benito Counties, California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35	8/21 at 100.00	Aa2	1,787,925
2,000	Glendale Redevelopment Agency, California, Tax Allocation Bonds, Central Glendale Redevelopment Project, Series 2010, 5.500%, 12/01/24 (Pre-refunded 12/01/16)	12/16 at 100.00	A (5)	2,059,100
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,000	5.000%, 6/01/33	6/17 at 100.00	B–	3,003,360
1,000	5.750%, 6/01/47	6/17 at 100.00	B–	1,002,920
610	5.125%, 6/01/47	6/17 at 100.00	B–	599,356
9,740	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	Aaa	12,209,379
2,000	Los Rios Community College District, Sacramento County, California, General Obligation Bonds, Series 2009D, 5.375%, 8/01/34 (Pre-refunded 8/01/19)	8/19 at 100.00	AA– (5)	2,293,200
250	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	312,125
500	Madera County, California, Certificates of Participation, Children's Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	560,070
6,215	Martinez Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2011, 5.875%, 8/01/31	8/24 at 100.00	AA	8,160,792
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (7)	8/35 at 100.00	AA	910,809
2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 7.000%, 11/01/34	No Opt. Call	A	4,055,859
855	Natomas Union School District, Sacramento County, California, General Obligation Refunding Bonds, Series 1999, 5.950%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	937,935
15,770	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	AA–	19,690,576

30	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	$1,416,585
1,650	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Ba1	1,793,039
13,145	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1988B, 8.200%, 9/01/23 (ETM)	No Opt. Call	Aaa	18,838,622
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011, 5.500%, 5/01/32	5/21 at 100.00	AA–	2,934,350
2,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	AA–	804,020
5,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured (7)	8/36 at 100.00	AA	4,325,750
660	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A– (5)	780,562
2,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BB+	2,202,340
5,360	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44	1/25 at 100.00	BBB–	5,950,404
880	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	1,086,043
5,000	Solano Community College District, Solano and Yolo Counties, California, General Obligation Bonds, Election 2012 Series 2013A, 5.000%, 8/01/43	8/23 at 100.00	AA–	5,915,550
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.375%, 12/01/23	12/21 at 100.00	A+	1,250,040
90	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.000%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	90,867
2,000	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Election 2010 Series 2011A, 5.000%, 8/01/41	8/21 at 100.00	AA–	2,307,040
3,750	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B, 0.000%, 8/01/36 – AGM Insured (7)	8/31 at 100.00	AA	3,127,163
4,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	4,692,240
131,350	Total California			150,797,627
	Colorado – 9.4% (6.4% of Total Investments)
3,000	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/35 – BAM Insured	12/25 at 100.00	AA	3,466,920
1,000	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	1,020,010
2,945	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB	3,527,521
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Refunding Series 2014, 5.000%, 8/15/30	8/24 at 100.00	A	1,148,040
1,250	Colorado Educational and Cultural Facilities Authority, Revenue and Refunding Bonds, University Corporation for Atmospheric Research Project, Series 2012A, 4.500%, 9/01/22	No Opt. Call	A+	1,436,213
1,465	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	1,607,310
3,020	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/40	1/23 at 100.00	A+	3,432,894
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
2,670	5.000%, 6/01/28	No Opt. Call	A–	3,048,820
2,395	5.000%, 6/01/40	No Opt. Call	A–	2,665,635

Nuveen	31

NQM	Nuveen Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$220	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB+	$258,852
2,090	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005B, 5.250%, 3/01/36 – AGM Insured	9/18 at 102.00	AA	2,282,280
625	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 6.000%, 11/15/30 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (5)	756,756
750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.500%, 5/15/28	5/18 at 100.00	A–	811,305
375	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	6/16 at 100.00	BBB+	376,058
625	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (5)	627,500
1,000	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A–	1,103,470
2,000	Colorado Mesa University, Colorado, Enterprise Revenue Bonds, Series 2012B, 4.250%, 5/15/37	5/21 at 100.00	Aa2	2,143,300
3,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 5.000%, 8/01/44 – AGM Insured	8/24 at 100.00	AA	3,452,310
2,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	2,373,760
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (Alternative Minimum Tax)	11/23 at 100.00	A	1,131,420
1,820	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Refunding & Improvement Series 2016A, 4.000%, 8/01/46	8/26 at 100.00	AA	1,954,607
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A:
385	0.000%, 9/01/35	No Opt. Call	BBB+	192,219
150	0.000%, 9/01/37	No Opt. Call	BBB+	69,122
75	0.000%, 9/01/38	No Opt. Call	BBB+	33,257
20	0.000%, 9/01/39	No Opt. Call	BBB+	8,532
110	0.000%, 9/01/41	No Opt. Call	BBB+	43,298
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
1,045	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	687,391
2,175	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	1,375,427
50	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	AA–	30,471
2,795	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	1,643,907
100	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	56,260
385	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/28 – NPFG Insured	No Opt. Call	AA–	265,273
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
345	0.000%, 9/01/28 – NPFG Insured	9/20 at 63.98	AA–	190,857
14,500	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	AA–	5,139,090
500	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 5.500%, 5/01/22 (Alternative Minimum Tax)	5/21 at 100.00	Baa2	551,635
1,860	Metropolitan State University of Denver, Institutional Enterprise Revenue Bonds, Colorado, Aerospace and Engineering Sciences Building Project, Series 2016, 4.000%, 12/01/40	12/25 at 100.00	Aa2	2,004,299
5,055	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA (5)	6,175,036
3,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.250%, 12/01/30 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	AA (5)	3,551,880
700	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	1,000,636
2,365	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	BBB+	2,741,508
69,865	Total Colorado			64,385,079

32	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut – 1.4% (0.9% of Total Investments)
$3,430	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H, 5.000%, 7/01/24 – AGM Insured	7/22 at 100.00	AA	$4,010,528
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Tender Option Bond Trust 1164:
1,295	16.095%, 1/01/32 (IF) (4)	1/23 at 100.00	Aa3	2,149,389
190	15.950%, 1/01/38 (IF) (4)	1/23 at 100.00	Aa3	292,758
2,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	2,958,200
7,415	Total Connecticut			9,410,875
	District of Columbia – 5.2% (3.5% of Total Investments)
23,745	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.000%, 10/01/23 – AGM Insured (UB)	No Opt. Call	AAA	29,100,210
3,000	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/16 – NPFG Insured	No Opt. Call	Aa1	3,015,030
3,600	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	AA+	3,652,740
30,345	Total District of Columbia			35,767,980
	Florida – 10.8% (7.4% of Total Investments)
1,480	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A, 5.000%, 11/15/37	11/23 at 100.00	BBB	1,623,486
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
450	5.000%, 9/01/45	9/23 at 100.00	BBB–	466,466
875	5.000%, 9/01/48	9/23 at 100.00	BBB–	905,170
1,000	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Series 2009B, 7.000%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	A (5)	1,176,650
4,315	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	5,004,666
100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A, 6.125%, 6/15/43	No Opt. Call	N/R	109,677
4,165	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/32	4/22 at 100.00	A–	4,688,374
1,150	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	A–	1,367,776
5,020	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (Alternative Minimum Tax)	10/24 at 100.00	A+	5,635,101
2,145	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2015A, 5.000%, 10/01/44	10/24 at 100.00	A–	2,489,852
13,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport Hub, Series 2007B, 4.500%, 10/01/31 – NPFG Insured	10/17 at 100.00	AA–	13,560,687
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2014A, 5.000%, 10/01/35 (Alternative Minimum Tax)	10/24 at 100.00	A	5,731,250
3,010	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/38 (Alternative Minimum Tax)	10/25 at 100.00	A	3,452,922
1,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/39 – AGM Insured	10/20 at 100.00	AA	1,140,790
7,045	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	8,133,593
4,000	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA	4,547,200
3,000	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	3,043,590

Nuveen	33

NQM	Nuveen Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,300	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, The Waterford Project, Series 2007, 5.875%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (5)	$1,403,155
5,895	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (4)	8/17 at 100.00	AA–	6,117,359
1,500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.250%, 7/01/44	1/24 at 100.00	A–	1,710,390
65	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39 (7)	5/17 at 100.00	N/R	52,214
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (7)	5/19 at 100.00	N/R	117,160
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (7)	5/22 at 100.00	N/R	37,863
120	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (8)	5/18 at 100.00	N/R	1
10	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT, 6.650%, 5/01/40 (8)	5/18 at 100.00	N/R	10,222
200	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/17 at 100.00	N/R	202,368
290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (8)	5/18 at 100.00	N/R	179,762
180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (8)	5/18 at 100.00	N/R	94,441
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (8)	5/18 at 100.00	N/R	2
1,130	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	7/16 at 100.00	N/R	1,131,096
67,920	Total Florida			74,133,283
	Georgia – 2.2% (1.5% of Total Investments)
1,820	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40	7/25 at 100.00	Aa3	2,183,308
865	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	995,252
1,510	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA	1,699,067
2,000	Dalton Development Authority, Georgia, Revenue Certificates, Hamilton Health Care System Inc., Series 1996, 5.500%, 8/15/26 – NPFG Insured	No Opt. Call	AA–	2,350,580
2,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30	2/20 at 100.00	A	2,763,500
3,285	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.000%, 7/01/60	7/25 at 100.00	A+	3,727,490
265	Georgia Municipal Electric Authority, Project One Special Obligation Bonds, Fourth Crossover Series 1997E, 6.500%, 1/01/20	No Opt. Call	A1	291,542
1,220	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,415,786
13,465	Total Georgia			15,426,525
	Guam – 0.4% (0.3% of Total Investments)
765	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	860,357
1,770	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	1,978,842
2,535	Total Guam			2,839,199

34	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Hawaii – 0.5% (0.4% of Total Investments)
$3,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A1	$3,558,240
	Idaho – 0.2% (0.1% of Total Investments)
1,155	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A, 4.750%, 9/01/26	9/22 at 100.00	Baa1	1,308,603
	Illinois – 15.2% (10.4% of Total Investments)
6,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B+	5,939,688
2,404	Chicago, Illinois, Certificates of Participation Tax Increment Revenue Notes, Fullerton/Milwaukee Redevelopment Project, Series 2011A, 6.830%, 3/15/24	3/17 at 100.00	Ba3	2,482,442
3,150	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	AA	3,309,894
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002:
700	4.500%, 11/01/36	11/24 at 100.00	A	728,098
4,000	4.450%, 11/01/36	11/25 at 102.00	A2	4,223,680
410	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 6.000%, 12/01/45	12/25 at 100.00	N/R	415,679
4,985	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	BBB	5,476,421
4,750	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	BBB	5,306,748
1,125	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA+	1,284,739
1,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	1,063,640
960	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	1,110,490
3,215	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	3,683,426
2,125	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	2,342,579
385	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	6/16 at 100.00	Aa3	386,413
1,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	Baa2	1,194,240
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	489,700
390	6.000%, 7/01/43	7/23 at 100.00	A–	470,707
2,910	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding Series 2009, 6.125%, 5/15/25	5/19 at 100.00	Baa2	3,276,515
90	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding Series 2009, 6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (5)	104,150
1,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Refunding Series 2006B, 5.250%, 11/01/35 (Pre-refunded 11/01/18) – NPFG Insured	11/18 at 100.00	Aaa	1,111,350
1,120	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	1,313,054
1,000	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (5)	1,059,820
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
2,000	6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (5)	2,387,200
3,000	7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (5)	3,592,950
1,000	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA	1,120,220

Nuveen	35

NQM	Nuveen Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$186	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (8)	6/16 at 100.00	N/R	$2
390	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A, 6.000%, 5/15/28 (8)	6/16 at 100.00	N/R	4
1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,587,278
500	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	7/16 at 100.00	N/R	500,735
	Illinois State, General Obligation Bonds, February Series 2014:
3,500	5.250%, 2/01/30	2/24 at 100.00	A–	3,855,005
4,000	5.250%, 2/01/31	2/24 at 100.00	A–	4,389,000
680	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/36	5/24 at 100.00	A–	724,751
2,375	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	A–	2,611,146
	Illinois State, General Obligation Bonds, Series 2012A:
3,600	4.000%, 1/01/26	1/22 at 100.00	A–	3,706,704
225	5.000%, 3/01/37	3/22 at 100.00	A–	235,647
	Illinois State, General Obligation Bonds, Series 2013:
2,500	5.250%, 7/01/31	7/23 at 100.00	A–	2,727,225
455	5.500%, 7/01/38	7/23 at 100.00	A–	497,756
1,430	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 3.750%, 6/15/25	6/21 at 100.00	AAA	1,551,364
700	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0051, 16.708%, 1/01/21 (IF)	No Opt. Call	AA–	1,089,137
1,875	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0052, 16.787%, 1/01/21 (IF)	No Opt. Call	AA–	2,916,600
1,510	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/39 – AGM Insured	1/21 at 100.00	A2	1,692,695
1,525	McCook, Illinois, General Obligation Bonds, Series 2008, 5.200%, 12/01/30	12/18 at 100.00	BBB	1,655,708
1,890	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BBB	2,066,469
1,050	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 5.000%, 6/15/50	6/20 at 100.00	AA	1,123,763
6,015	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	5,090,073
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/34 – NPFG Insured	No Opt. Call	AA–	2,253,250
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
1,550	5.250%, 6/01/21	No Opt. Call	A	1,826,102
4,000	6.250%, 6/01/24	6/16 at 100.00	A	4,020,440
800	6.000%, 6/01/28	6/21 at 100.00	A–	956,864
1,505	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	1,730,810
1,580	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/32	10/23 at 100.00	A	1,881,101
99,625	Total Illinois			104,563,472
	Indiana – 1.9% (1.3% of Total Investments)
1,555	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University Project, Refunding Series 2012B, 5.000%, 2/01/28	2/22 at 100.00	BBB+	1,777,738
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	B–	1,030,964
1,500	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30	3/20 at 100.00	BBB–	1,591,485

36	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A:
$3,015	5.000%, 7/01/44 (Alternative Minimum Tax)	7/23 at 100.00	BBB+	$3,283,546
1,420	5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB+	1,539,933
	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
500	5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BBB–	565,875
260	5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB–	288,283
	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Sisters of Saint Francis Health Services Inc., Series 2006E:
475	5.250%, 11/01/25 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa3 (5)	517,755
530	5.250%, 11/01/29 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa3 (5)	577,705
1,275	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	1,577,749
11,580	Total Indiana			12,751,033
	Iowa – 1.9% (1.3% of Total Investments)
1,500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	1,516,560
3,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	3,320,340
8,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	7/16 at 100.00	B+	7,999,440
12,500	Total Iowa			12,836,340
	Kansas – 1.0% (0.6% of Total Investments)
1,240	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.000%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	Aa3 (5)	1,471,992
1,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/22	6/16 at 100.00	A2	1,003,900
1,540	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/29	11/19 at 100.00	Aa2	1,768,829
1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008, 5.000%, 9/01/29	9/17 at 100.00	A+	1,042,840
555	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	605,744
90	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	94,550
530	Topeka, Kansas, Industrial Revenue Refunding Bonds, Sunwest Hotel Corporation, Series 1988, 9.500%, 10/01/16 (Pre-refunded 8/15/16) (Alternative Minimum Tax)	8/16 at 100.00	AA+ (5)	544,008
10	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	7,567
5,965	Total Kansas			6,539,430
	Kentucky – 2.2% (1.5% of Total Investments)
2,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	2,293,480
2,730	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	BBB+	3,040,974
2,500	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc. Project, Refunding & Improvement Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	2,680,300

Nuveen	37

NQM	Nuveen Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011:
$5,000	6.250%, 3/01/31	3/21 at 100.00	A3	$5,823,350
1,375	6.500%, 3/01/41	3/21 at 100.00	A3	1,604,006
13,605	Total Kentucky			15,442,110
	Louisiana – 3.2% (2.2% of Total Investments)
1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB+	1,084,130
1,380	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB+	1,648,272
8,655	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	9,751,156
1,810	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	A–	1,878,961
690	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R	725,300
6,235	New Orleans Aviation Board, Louisiana, Revenue Bonds, North Terminal Project, Series 2015B, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/25 at 100.00	A–	7,028,466
19,770	Total Louisiana			22,116,285
	Maine – 0.8% (0.5% of Total Investments)
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	2,281,600
1,000	6.750%, 7/01/41	7/21 at 100.00	BBB–	1,139,290
1,720	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,936,926
4,720	Total Maine			5,357,816
	Maryland – 0.1% (0.1% of Total Investments)
515	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	545,524
	Massachusetts – 2.5% (1.7% of Total Investments)
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender Option Bond Trust 1163:
505	16.022%, 10/01/48 (IF) (4)	10/23 at 100.00	A+	827,256
930	15.931%, 10/01/48 (IF) (4)	10/23 at 100.00	A+	1,522,736
1,825	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R	1,826,223
650	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	10/17 at 100.00	N/R	672,256
845	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2010, 7.625%, 10/15/37	10/20 at 100.00	N/R	945,031
750	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012C, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	754,095
1,220	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 5.125%, 1/01/25	1/23 at 100.00	BBB–	1,383,944
2,500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Healthcare, Refunding Series 2016I, 4.000%, 7/01/41	7/26 at 100.00	A–	2,576,925
2,900	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	3,241,620
3,120	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (4)	2/17 at 100.00	AA+	3,212,477
15,245	Total Massachusetts			16,962,563

38	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 1.5% (1.0% of Total Investments)
$2,500	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA	$2,701,950
3,495	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A–	3,977,275
365	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (5)	374,497
1,165	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Michigan House of Representatives Facilities, Series 2008A, 5.250%, 10/15/23 – AGC Insured	10/18 at 100.00	AA	1,278,203
340	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35 (Pre-refunded 6/01/16)	6/16 at 100.00	AA– (5)	341,476
1,200	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D, 5.000%, 12/01/45	12/25 at 100.00	A	1,371,792
9,065	Total Michigan			10,045,193
	Minnesota – 3.1% (2.1% of Total Investments)
1,000	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008, 5.750%, 8/01/42	8/16 at 102.00	BB+	1,022,540
1,000	Cuyuna Range Hospital District, Minnesota, Health Care Facilities Gross Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/29	6/17 at 100.00	N/R	1,015,110
5,000	Dakota and Washington Counties Housing and Redevelopment Authority, Minnesota, GNMA Mortgage-Backed Securities Program Single Family Residential Mortgage Revenue Bonds, Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	6,099,550
2,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	2,139,920
2,000	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,305,720
	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013:
500	5.000%, 5/01/33	5/23 at 100.00	N/R	526,230
1,000	5.125%, 5/01/48	5/23 at 100.00	N/R	1,047,090
1,520	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 5.000%, 12/01/50	12/24 at 100.00	BBB–	1,609,118
495	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	Aaa	507,761
400	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012, 5.000%, 9/01/26	No Opt. Call	N/R	426,320
750	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A, 5.000%, 11/15/29	11/25 at 100.00	BBB–	891,848
3,835	Washington County, Minnesota, General Obligation Bonds, Capital Improvement Plan, Series 2007A, 3.500%, 2/01/28	8/17 at 100.00	AAA	3,913,809
19,500	Total Minnesota			21,505,016
	Mississippi – 0.4% (0.3% of Total Investments)
620	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/16 at 100.00	BBB	639,883
	Mississippi Development Bank, Special Obligation Bonds, City of Jackson General Obligation Street Resurfacing Project, Series 2009:
1,325	5.500%, 1/01/23	1/19 at 100.00	AA–	1,465,132
850	5.800%, 1/01/24	1/19 at 100.00	AA–	944,656
2,795	Total Mississippi			3,049,671
	Missouri – 2.8% (1.9% of Total Investments)
1,500	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Series 2008, 5.625%, 8/01/38	8/18 at 100.00	A	1,650,780
Nuveen	39

NQM	Nuveen Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$500	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	$561,625
2,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,233,800
645	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 6.000%, 6/01/20	No Opt. Call	A	698,509
3,080	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	3,447,598
1,045	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/44	11/23 at 100.00	A2	1,182,522
400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Maryville University of St. Louis Project, Series 2015, 3.500%, 6/15/30	6/22 at 100.00	BBB+	408,788
3,775	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/26	4/21 at 100.00	A2	4,339,627
1,000	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	1/17 at 100.00	N/R	1,013,640
2,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2015, 4.125%, 12/01/38	12/21 at 100.00	AA	2,121,280
490	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012, 4.250%, 7/01/29 – FGIC Insured (Alternative Minimum Tax)	7/22 at 100.00	A–	516,347
575	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42	No Opt. Call	BBB–	605,406
375	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	434,419
17,385	Total Missouri			19,214,341
	Montana – 0.1% (0.1% of Total Investments)
600	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2006, 4.650%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A1	606,414
	Nebraska – 2.4% (1.6% of Total Investments)
1,500	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A	1,681,140
11,215	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB) (4)	9/16 at 100.00	AA	11,339,374
	University of Nebraska, Revenue Bonds, Omaha Health & Recreation Project, Series 2008:
1,250	5.000%, 5/15/33	5/18 at 100.00	Aa1	1,345,325
2,100	5.000%, 5/15/38	5/18 at 100.00	Aa1	2,260,146
16,065	Total Nebraska			16,625,985
	Nevada – 1.0% (0.7% of Total Investments)
4,025	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	4,674,595
1,600	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (5)	1,941,072
5,625	Total Nevada			6,615,667
	New Jersey – 2.0% (1.4% of Total Investments)
905	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	1,070,099
555	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	626,756
600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	719,514

40	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$680	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	$728,661
830	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	948,972
665	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2016-XG0001, 18.578%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	957,520
855	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A–	950,358
2,840	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 5.000%, 6/15/45	6/25 at 100.00	A–	3,019,516
700	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	768,299
4,250	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B–	4,013,530
12,880	Total New Jersey			13,803,225
	New Mexico – 0.7% (0.4% of Total Investments)
	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A:
880	5.125%, 6/01/17	7/16 at 100.00	A3	883,467
1,295	5.125%, 6/01/19	7/16 at 100.00	A3	1,300,089
2,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	BBB+	2,276,040
4,175	Total New Mexico			4,459,596
	New York – 4.8% (3.3% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,945	6.000%, 7/15/30	1/20 at 100.00	BBB–	2,227,492
3,065	6.250%, 7/15/40	1/20 at 100.00	BBB–	3,530,574
490	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35	7/25 at 100.00	BBB+	576,309
1,500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	1,765,095
4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	4,154,266
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A–	3,494,970
1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,144,180
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/38	5/23 at 100.00	AA–	5,862,650
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
500	5.750%, 10/01/37 (9)	10/17 at 100.00	N/R	177,155
1,000	5.875%, 10/01/46 (10)	10/17 at 102.00	N/R	354,310
500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 16.688%, 6/15/33 (IF)	6/19 at 100.00	AA+	739,940
5,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	5,434,200
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
590	5.500%, 12/01/31	12/20 at 100.00	Baa1	679,538
1,325	6.000%, 12/01/42	12/20 at 100.00	Baa1	1,558,293

Nuveen	41

NQM	Nuveen Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	$1,327,435
30,140	Total New York			33,026,407
	North Carolina – 0.2% (0.2% of Total Investments)
1,500	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.125%, 6/01/35	6/18 at 100.00	BBB	1,604,565
	North Dakota – 0.4% (0.3% of Total Investments)
2,190	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	2,689,605
	Ohio – 4.8% (3.3% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
5,905	5.125%, 6/01/24	6/17 at 100.00	B–	5,709,722
2,365	5.875%, 6/01/30	6/17 at 100.00	B–	2,310,889
605	5.750%, 6/01/34	6/17 at 100.00	B–	580,104
1,050	6.500%, 6/01/47	6/17 at 100.00	B–	1,051,754
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
1,125	5.250%, 11/01/29	11/20 at 100.00	A	1,312,673
1,000	5.750%, 11/01/40	11/20 at 100.00	A	1,180,420
5,000	5.500%, 11/01/40	11/20 at 100.00	A	5,840,850
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	835,004
1,400	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	B+	1,343,272
5,765	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	6,976,169
1,000	Miami County, Ohio, Hospital Facilities Revenue Bonds, Upper Valley Medical Center Inc., Refunding Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A	1,003,540
1,000	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.125%, 8/01/31	8/21 at 100.00	A2	1,107,950
2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/33	2/23 at 100.00	BB+	2,111,760
800	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	891,368
1,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Refunding Series 2016A, 4.000%, 1/15/46	1/26 at 100.00	A	1,044,600
30,775	Total Ohio			33,300,075
	Oklahoma – 1.7% (1.2% of Total Investments)
750	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BBB–	756,825
4,985	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2015A, 5.000%, 6/01/45 – BAM Insured (Alternative Minimum Tax)	6/24 at 100.00	AA	5,492,922
5,280	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB) (4)	12/16 at 100.00	AA+	5,427,682
88	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Tender Option Bond Trust 2016-XF0390, 8.185%, 12/15/36 (IF) (4)	12/16 at 100.00	AA+	92,475
11,103	Total Oklahoma			11,769,904
	Oregon – 0.1% (0.1% of Total Investments)
1,000	Portland, Oregon, Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/24 (Pre-refunded 6/15/16) – NPFG Insured	6/16 at 100.00	AA– (5)	1,005,840

42	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 4.8% (3.2% of Total Investments)
$1,100	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	11/19 at 100.00	B+	$1,035,650
2,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.375%, 8/15/29	8/19 at 100.00	Aa3	2,258,600
1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB–	1,005,660
100	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	112,348
900	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (5)	1,023,741
1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.000%, 10/01/30 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (5)	1,125,130
400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	432,728
5,130	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	5,212,644
4,305	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A1	4,948,425
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien Series 2014A-1, 5.000%, 12/01/38	12/24 at 100.00	A–	2,265,220
6,250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1, 5.000%, 12/01/45	12/25 at 100.00	A–	7,100,625
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (5)	1,845,575
1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A+	1,716,484
2,350	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 5.500%, 8/01/20	No Opt. Call	A–	2,615,574
29,555	Total Pennsylvania			32,698,404
	Puerto Rico – 0.4% (0.3% of Total Investments)
14,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	2,647,400
	South Carolina – 2.5% (1.7% of Total Investments)
750	Educational Facilities Authority of Private Non-Profit Institutions of Higher Learning, South Carolina, Revenue Bonds, Wofford College, Series 2007A, 4.500%, 4/01/30	4/17 at 100.00	A–	763,080
1,640	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Furman University, Refunding Series 2015, 5.000%, 10/01/45	10/25 at 100.00	AA–	1,907,435
12,805	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/39	12/24 at 100.00	AA–	14,793,998
15,195	Total South Carolina			17,464,513
	South Dakota – 0.8% (0.5% of Total Investments)
1,300	Deadwood, South Dakota, Sales Tax Revenue Bonds, Series 2009B, 6.250%, 12/01/28	12/19 at 100.00	N/R	1,414,244
1,460	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	1,670,109
910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	1,048,575
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.500%, 8/01/38 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA (5)	1,104,560
4,670	Total South Dakota			5,237,488

Nuveen	43

NQM	Nuveen Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 3.3% (2.3% of Total Investments)
$2,425	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	$2,748,689
3,200	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	3,222,528
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
3,000	5.000%, 11/01/23	11/21 at 100.00	BBB+	3,454,560
3,200	5.000%, 11/01/24	11/21 at 100.00	BBB+	3,677,376
3,400	5.000%, 11/01/25	11/21 at 100.00	BBB+	3,882,834
320	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	A3	370,112
5,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Refunding Series 2009B, 5.000%, 10/01/39	10/19 at 100.00	AA+	5,629,300
20,545	Total Tennessee			22,985,399
	Texas – 15.4% (10.5% of Total Investments)
5,000	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	5,120,600
	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2012:
1,000	5.000%, 7/01/28	7/22 at 100.00	A+	1,173,360
1,000	5.000%, 7/01/29	7/22 at 100.00	A+	1,168,300
1,100	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/43 – AGM Insured	1/23 at 100.00	AA	1,234,211
1,250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB+	1,439,675
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
1,000	5.000%, 1/01/40	7/25 at 100.00	BBB+	1,153,220
1,720	5.000%, 1/01/45	7/25 at 100.00	BBB+	1,968,746
1,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/43	8/23 at 100.00	BBB	1,198,670
200	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	214,634
2,340	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB+	2,603,905
215	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	228,143
1,615	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men's Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/28	6/23 at 100.00	Baa3	1,821,672
12,030	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 1998A, 0.000%, 12/01/22 – AGM Insured (ETM)	No Opt. Call	AA+ (5)	10,869,225
4,680	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 1998A, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA+	4,205,448
1,000	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/22 – AGC Insured	2/18 at 100.00	Aa1	1,076,060
410	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (Alternative Minimum Tax) (WI/DD, Settling 5/04/16)	10/18 at 103.00	BB–	427,528
1,960	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, 0.000%, 9/01/43 (7)	9/31 at 100.00	AA+	2,006,942
1,100	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A1	1,239,733
560	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40	1/18 at 100.00	AA	603,898
540	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40 (Pre-refunded 1/01/18) – AGC Insured	1/18 at 100.00	AA (5)	584,636

44	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,050	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A1	$2,350,879
4,370	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A2 (5)	4,731,224
1,770	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A2	2,079,839
3,500	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/34 (Pre-refunded 2/15/18)	2/18 at 100.00	Aaa	3,784,445
1,000	Round Rock Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, School Building Series 2009, 5.000%, 8/01/27	8/18 at 100.00	Aaa	1,088,800
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (8)	7/16 at 100.00	C	22,500
1,300	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2009B, 5.250%, 9/01/26 – AGC Insured	9/19 at 100.00	AA	1,455,142
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
140	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (5)	166,401
1,770	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (5)	2,106,247
7,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA	7,713,600
600	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 6.000%, 11/15/26	11/16 at 100.00	BBB	617,184
650	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	BBB+	822,686
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
1,000	5.000%, 12/15/27	No Opt. Call	A3	1,151,140
4,515	5.000%, 12/15/29	No Opt. Call	A3	5,144,120
1,620	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,912,199
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,201,470
1,000	7.000%, 6/30/40	6/20 at 100.00	Baa3	1,200,580
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013:
1,335	7.000%, 12/31/38 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	1,684,343
380	6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	471,242
1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) – ACA Insured	8/17 at 100.00	BBB (5)	1,056,110
8,335	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B, 0.000%, 8/15/36	8/24 at 59.60	A–	3,749,166
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
7,715	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A–	7,054,210
9,980	0.000%, 8/15/23 – AMBAC Insured	No Opt. Call	A–	8,514,836
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
2,285	0.000%, 8/15/21 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	2,133,253
2,020	0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	1,799,820
1,125	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BBB–	1,302,030
108,680	Total Texas			105,652,072

Nuveen	45

NQM	Nuveen Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virgin Islands – 0.1% (0.1% of Total Investments)
$820	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	$921,869
	Virginia – 1.5% (1.0% of Total Investments)
1,000	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	CCC	958,610
515	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/40 (7)	7/28 at 100.00	BBB	402,117
1,000	Fairfax County Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, FHA-Insured Mortgage – Cedar Ridge Project, Series 2007, 4.850%, 10/01/48 (Alternative Minimum Tax)	4/17 at 100.00	AA+	1,030,320
4,500	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2013A, 5.000%, 10/01/30 (Alternative Minimum Tax)	10/23 at 100.00	AA–	5,241,960
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
2,000	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,373,700
500	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	571,750
9,515	Total Virginia			10,578,457
	Washington – 2.1% (1.4% of Total Investments)
11,345	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/19 – NPFG Insured	No Opt. Call	AA+	10,923,874
845	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	956,920
1,155	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (5)	1,349,583
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32 (Pre-refunded 12/04/17)	12/17 at 100.00	N/R (5)	1,077,030
320	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	No Opt. Call	BBB–	332,384
14,665	Total Washington			14,639,791
	West Virginia – 1.2% (0.8% of Total Investments)
1,965	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	2,185,139
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/38	10/18 at 100.00	N/R	1,055,950
4,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	4,682,920
6,965	Total West Virginia			7,924,009
	Wisconsin – 2.5% (1.7% of Total Investments)
815	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	893,159
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/36	7/23 at 100.00	A	5,670,150
1,035	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.125%, 4/01/36	4/20 at 100.00	A–	1,099,822
2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	3,133,790

46	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
$3,500	5.250%, 8/15/21 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (5)	$3,548,790
1,780	5.250%, 8/15/26 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (5)	1,804,813
1,000	5.250%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (5)	1,013,940
15,880	Total Wisconsin			17,164,464
$948,072	Total Municipal Bonds (cost $893,335,626)			1,007,441,790

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$170	Las Vegas Monorail Company, Senior Interest Bonds, (11), (12)	5.500%	7/15/19	N/R	$5,104
45	Las Vegas Monorail Company, Senior Interest Bonds, (11), (12)	5.500%	7/15/55	N/R	1,357
$215	Total Corporate Bonds (cost $19,307)				6,461
	Total Long-Term Investments (cost $893,354,933)				1,007,448,251
	Floating Rate Obligations – (7.2)%				(49,250,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference (6.3)% (13)				(43,500,000)
	Variable Rate Demand Preferred Shares, at Liquidation Preference (34.5)% (14)				(236,800,000)
	Other Assets Less Liabilities – 1.4%				9,437,323
	Net Assets Applicable to Common Shares – 100%				$687,335,574

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	The coupon for this security increased 0.25% effective January 1, 2016 and will increase an additional 0.25% effective May 11, 2016.
(7)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(8)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(9)
On April 1, 2013, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 5.750% to 2.300%.

(10)
On April 1, 2013, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 5.875% to 2.350%.

(11)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(12)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(13)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 4.3%
(14)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 23.5%
(WI/DD)	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen	47

NQS
Nuveen Select Quality Municipal Fund, Inc.
	Portfolio of Investments	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 145.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 145.5% (100.0% of Total Investments)
	Alaska – 0.2% (0.1% of Total Investments)
$1,115	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	7/16 at 100.00	Ba1	$1,121,244
	Arizona – 2.4% (1.7% of Total Investments)
2,300	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AA–	2,487,059
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	A3	1,123,440
8,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	10,002,640
11,300	Total Arizona			13,613,139
	California – 10.1% (6.9% of Total Investments)
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	AA–	5,866,250
	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B:
3,685	0.000%, 8/01/31 – FGIC Insured	No Opt. Call	AA–	2,098,497
4,505	0.000%, 8/01/33 – FGIC Insured	No Opt. Call	AA–	2,350,844
2,820	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26	7/16 at 100.00	B–	2,820,254
815	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	973,330
2,500	California State, General Obligation Bonds, Various Purpose Refunding Series 2012, 5.000%, 9/01/16	No Opt. Call	AA–	2,538,625
1,500	California State, General Obligation Bonds, Various Purpose Series 2006, 4.500%, 10/01/29	10/16 at 100.00	AA–	1,526,685
1,550	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,707,093
1,000	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 0.000%, 8/01/30 – FGIC Insured	No Opt. Call	AA–	595,870
2,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B–	2,502,800
4,500	Hemet Unified School District, Riverside County, California, General Obligation Bonds, Series 2008B, 5.125%, 8/01/37 (Pre-refunded 8/01/16) – AGC Insured	8/16 at 102.00	AA (4)	4,644,090
1,045	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/31 – NPFG Insured	No Opt. Call	AA–	600,018
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)	8/35 at 100.00	AA	910,809
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	2,030,360
2,615	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	AA–	1,446,958
2,350	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	2,631,601
1,365	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/21 – NPFG Insured	No Opt. Call	AA–	1,232,691
2,000	Pasadena, California, Certificates of Participation, Refunding Series 2008C, 5.000%, 2/01/33 (Pre-refunded 2/01/18)	2/18 at 100.00	AA+ (4)	2,152,640

48	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$6,195	Peralta Community College District, Alameda County, California, General Obligation Bonds, Series 2007B, 5.000%, 8/01/37 – AGM Insured (UB) (6)	8/17 at 100.00	AA	$6,524,078
6,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)	No Opt. Call	AA– (4)	3,862,620
5,000	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997, 0.000%, 6/01/25 – NPFG Insured	No Opt. Call	AA–	3,962,050
6,660	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/43	No Opt. Call	AA	1,824,241
2,460	Santee School District, County, California, General Obligation Bonds, Capital Appreciation, Election 2006, Series 2008D, 0.000%, 8/01/33 – AGC Insured	No Opt. Call	AA	1,362,151
3,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2007B, 0.000%, 8/01/33 – AMBAC Insured	8/17 at 45.45	Aa2	1,302,480
72,225	Total California			57,467,035
	Colorado – 8.6% (5.9% of Total Investments)
3,435	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	A+	3,866,470
1,150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA	1,251,350
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	5,545,250
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	1,555,590
1,975	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 4.625%, 12/01/30 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	1,993,427
4,030	Denver School District 1, Colorado, General Obligation Bonds, Series 2012B, 4.000%, 12/01/16	No Opt. Call	AA+	4,112,655
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,420	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	AA–	1,188,895
9,615	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	AA–	7,524,987
13,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/34 – NPFG Insured	9/20 at 45.40	AA–	5,039,840
5,000	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	AA (4)	5,366,250
5,000	Metropolitan Wastewater Reclamation District, Colorado, Sewer Revenue Bonds, Series 2012A, 5.000%, 4/01/17	No Opt. Call	AAA	5,205,800
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
2,500	6.500%, 1/15/30	7/20 at 100.00	BBB+	2,960,425
3,115	6.000%, 1/15/34	7/20 at 100.00	BBB+	3,617,761
56,740	Total Colorado			49,228,700
	Connecticut – 0.9% (0.6% of Total Investments)
5,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	5,038,000
	District of Columbia – 2.2% (1.5% of Total Investments)
5,690	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	7,001,090
5,000	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/19 – NPFG Insured	No Opt. Call	Aa1	5,773,100
10,690	Total District of Columbia			12,774,190
	Florida – 8.9% (6.1% of Total Investments)
3,000	Broward County, Florida, Professional Sports Facilities Tax and Revenue Bonds, Broward County Civic Arena Project, Refunding Series 2006A, 5.000%, 9/01/28 – AMBAC Insured	No Opt. Call	AA	3,040,860

Nuveen	49

NQS	Nuveen Select Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$3,100	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16	No Opt. Call	A+	$3,112,679
3,745	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/16	No Opt. Call	AA–	3,760,317
3,175	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2010B, 5.000%, 7/01/40	No Opt. Call	AA	3,644,932
2,500	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Refunding Series 2009C, 5.000%, 10/01/34	No Opt. Call	AA–	2,804,825
2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40	10/24 at 100.00	A+	2,648,866
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2014B, 5.000%, 10/01/37	10/24 at 100.00	A	1,179,640
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009B, 5.500%, 10/01/36	10/19 at 100.00	A	4,568,800
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/28	10/20 at 100.00	A	4,623,240
2,050	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA	2,386,856
2,245	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2016B, 4.000%, 10/01/45	10/26 at 100.00	A	2,339,290
9,250	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	AA–	9,666,158
3,200	Saint John's County, Florida, Sales Tax Revenue Bonds, Series 2006, 5.000%, 10/01/36 (Pre-refunded 10/01/16) – BHAC Insured	10/16 at 100.00	AA+ (4)	3,260,576
720	South Broward Hospital District, Florida, Hospital Revenue Bonds, Memorial Health System, Refunding Series 2006, 5.000%, 5/01/21 – NPFG Insured	5/16 at 100.00	AA	722,657
2,500	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Series 2007, 17.196%, 2/13/17 (IF)	No Opt. Call	AA–	2,877,200
46,775	Total Florida			50,636,896
	Georgia – 1.6% (1.1% of Total Investments)
3,065	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/31	5/25 at 100.00	AA–	3,743,039
2,000	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project Series 2006A, 5.000%, 2/01/30 – SYNCORA GTY Insured	7/16 at 100.00	N/R	2,002,860
3,000	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA	3,322,170
8,065	Total Georgia			9,068,069
	Hawaii – 0.6% (0.4% of Total Investments)
3,550	Honolulu Board of Water Supply, Hawaii, Water System Revenue Bonds, Series 2006A, 4.500%, 7/01/23 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA+ (4)	3,574,602
	Illinois – 18.4% (12.6% of Total Investments)
1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	B+	1,199,829
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
7,080	0.000%, 12/01/25 – FGIC Insured	No Opt. Call	AA–	4,591,946
3,635	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	AA–	1,612,559
1,500	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 5.500%, 12/01/26 – FGIC Insured	No Opt. Call	AA–	1,709,310
29,245	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/38 – FGIC Insured	No Opt. Call	AA–	9,109,525

50	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$3,880	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 – AGM Insured	7/16 at 100.00	AA	$3,885,199
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA+	1,712,985
2,000	Illinois Finance Authority, Revenue Bonds, Children's Memorial Hospital, Series 2008, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA	2,140,800
1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	1,061,840
2,875	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	3,057,965
1,750	Illinois Finance Authority, Revenue Bonds, Hospital Sisters Services Inc., Series 2007, 5.000%, 3/15/26	No Opt. Call	AA–	1,796,690
1,925	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (4)	2,072,821
10,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	11,023,898
2,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015B, 5.000%, 11/15/39	5/25 at 100.00	A+	2,300,240
3,975	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	4,212,785
5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	5,310,950
495	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	555,331
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (UB) (6)	2/21 at 100.00	AA–	2,835,575
4,170	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	4,659,016
2,000	Illinois Health Facilities Authority, Revenue Bonds, Midwest Care Center I Inc., Series 2001, 5.950%, 2/20/36	8/16 at 100.00	Aa1	2,009,520
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	1,588,738
9,000	McHenry County Community Unit School District 200, Woodstock, Illinois, General Obligation Bonds, Series 2006B, 0.000%, 1/15/23 – FGIC Insured	No Opt. Call	Aa2	7,618,950
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.500%, 6/15/53	12/25 at 100.00	BBB+	5,692,500
2,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	BBB+	2,448,294
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,765	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	AA–	5,292,327
1,100	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	AA–	469,513
3,805	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	AA–	1,226,998
2,000	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.250%, 10/01/38	10/23 at 100.00	A	2,381,920
12,775	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured (ETM)	No Opt. Call	A2 (4)	11,172,247
132,175	Total Illinois			104,750,271
	Indiana – 3.0% (2.1% of Total Investments)
2,000	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (4)	2,024,420
4,080	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A, 5.000%, 12/01/40	6/25 at 100.00	AA	4,760,136

Nuveen	51

NQS	Nuveen Select Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$230	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB–	$255,019
2,750	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	3,146,193
2,225	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Sisters of Saint Francis Health Services Inc., Series 2006E, 5.250%, 5/15/41 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa3 (4)	2,425,272
970	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A+	1,000,138
1,030	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (4)	1,072,209
2,225	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 (Pre-refunded 1/01/17) – NPFG Insured	1/17 at 100.00	AA– (4)	2,290,638
15,510	Total Indiana			16,974,025
	Iowa – 1.9% (1.3% of Total Investments)
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
2,000	5.000%, 12/01/19	No Opt. Call	BB–	2,069,220
5,645	5.500%, 12/01/22	12/18 at 100.00	BB–	5,880,679
3,100	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	7/16 at 100.00	B+	3,099,783
10,745	Total Iowa			11,049,682
	Kansas – 0.5% (0.3% of Total Investments)
2,755	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	2,775,277
	Kentucky – 1.2% (0.9% of Total Investments)
5,510	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	A+	6,003,972
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	1,083,450
6,510	Total Kentucky			7,087,422
	Louisiana – 1.6% (1.1% of Total Investments)
3,950	Louisiana Public Facilities Authority, Revenue Bonds, Nineteenth Judicial District Court Building Project, Series 2007, 5.500%, 6/01/41 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (4)	4,160,377
3,625	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.375%, 5/15/43	5/17 at 100.00	A–	3,756,914
1,375	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.375%, 5/15/43 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	1,443,558
8,950	Total Louisiana			9,360,849
	Maine – 0.2% (0.2% of Total Investments)
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	1,140,800
210	6.750%, 7/01/41	7/21 at 100.00	BBB–	239,251
1,210	Total Maine			1,380,051
	Maryland – 1.6% (1.1% of Total Investments)
2,100	Anne Arundel County, Maryland, General Obligation Bonds, Consolidated General Improvement, Series 2012, 5.000%, 4/01/17	No Opt. Call	AAA	2,186,247
2,000	Maryland State, General Obligation Bonds, Variable Rate Demand Obligations, Series 2006, 5.000%, 8/01/18 (Pre-refunded 8/01/16)	8/16 at 100.00	AAA	2,023,580

52	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$5,000	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2012, 5.000%, 6/01/16	No Opt. Call	AAA	$5,020,850
9,100	Total Maryland			9,230,677
	Massachusetts – 2.2% (1.5% of Total Investments)
4,410	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	4,984,711
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	530,130
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,570,940
3,650	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	4,269,405
10,860	Total Massachusetts			12,355,186
	Michigan – 5.2% (3.6% of Total Investments)
2,435	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	2,623,323
2,020	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A–	2,228,020
2,235	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2001C, 4.750%, 7/01/29 – BHAC Insured	7/18 at 100.00	AA+	2,372,318
2,690	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-3, 5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	AA	3,125,915
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 – NPFG Insured	7/24 at 100.00	AA–	1,135,420
2,500	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/31	6/22 at 100.00	AA	2,903,000
2,500	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	2,552,375
4,000	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/16	No Opt. Call	AAA	4,076,840
885	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/21 – NPFG Insured	10/16 at 79.00	Aa2	696,150
1,115	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/21 (Pre-refunded 10/15/16) – NPFG Insured	10/16 at 79.00	Aa2 (4)	878,587
5,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/28	10/25 at 100.00	Aa2	6,200,850
950	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D, 5.000%, 12/01/40	12/25 at 100.00	A	1,091,911
27,330	Total Michigan			29,884,709
	Minnesota – 0.8% (0.5% of Total Investments)
3,655	Dakota and Washington Counties Housing and Redevelopment Authority, Minnesota, GNMA Mortgage-Backed Securities Program Single Family Residential Mortgage Revenue Bonds, Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	4,458,771
	Missouri – 2.8% (1.9% of Total Investments)
890	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	974,701
5,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	AA–	3,485,550
5,545	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	6,258,752

Nuveen	53

NQS	Nuveen Select Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$1,395	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/31 – NPFG Insured	12/16 at 100.00	AA–	$1,425,174
3,605	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/31 (Pre-refunded 12/15/16)	12/16 at 100.00	AA– (4)	3,705,688
16,435	Total Missouri			15,849,865
	Nebraska – 1.9% (1.3% of Total Investments)
1,635	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 4.125%, 11/01/36	11/25 at 100.00	A–	1,719,055
2,860	Nebraska Public Power District, General Revenue Bonds, Refunding Series 2007B, 4.650%, 1/01/32 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	AA (4)	2,993,801
6,100	Omaha Convention Hotel Corporation, Nebraska, Convention Center Revenue Bonds, Series 2007, 5.000%, 2/01/35 – AMBAC Insured	2/17 at 100.00	A2	6,265,005
10,595	Total Nebraska			10,977,861
	Nevada – 5.5% (3.8% of Total Investments)
4,500	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2014A-1, 5.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	A+	4,533,255
5,210	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA	5,861,615
4,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/32	12/24 at 100.00	Aa1	4,882,600
2,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 4.000%, 6/01/16	No Opt. Call	Aa1	2,006,460
4,000	Nevada State, Unemployment Compensation Fund Special Revenue Bonds, Series 2013, 5.000%, 6/01/16	No Opt. Call	AAA	4,016,600
2,280	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006, 5.000%, 10/01/25 – NPFG Insured	10/16 at 100.00	AA–	2,292,244
5,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	AA–	4,999,800
2,500	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Trust 2634, 17.812%, 7/01/31 – BHAC Insured (IF) (6)	7/17 at 100.00	AA+	2,930,300
29,490	Total Nevada			31,522,874
	New Hampshire – 1.0% (0.7% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	5,637,250
	New Jersey – 6.4% (4.4% of Total Investments)
1,965	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	2,221,550
3,270	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005N-1, 5.500%, 9/01/27 – FGIC Insured	No Opt. Call	AA–	3,954,902
16,840	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/35	1/17 at 39.39	A–	6,461,676
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
10,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	5,113,100
20,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	9,754,400
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.000%, 6/15/42	No Opt. Call	A–	2,107,920
3,710	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A, 5.000%, 6/15/42	No Opt. Call	A–	3,903,514
815	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 5.250%, 6/15/33	6/25 at 100.00	A–	900,754
2,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B–	1,903,060
60,600	Total New Jersey			36,320,876

54	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Mexico – 0.9% (0.6% of Total Investments)
$5,115	Albuquerque, New Mexico, General Obligation Bonds, General Purpose Series 2013A, 4.000%, 7/01/16	No Opt. Call	AAA	$5,146,662
	New York – 5.7% (3.9% of Total Investments)
5,005	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Vassar College, Series 2007, 5.000%, 7/01/46	7/17 at 100.00	AA–	5,243,989
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	2,288,060
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A:
2,000	5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	2,058,920
3,525	4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	3,611,292
2,925	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.500%, 4/01/24 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	3,316,277
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	AA–	3,035,250
240	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax) (ETM)	No Opt. Call	N/R (4)	244,030
6,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	6,521,040
2,350	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	2,807,569
3,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2007, 5.000%, 8/15/33 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (4)	3,169,530
29,545	Total New York			32,295,957
	North Carolina – 2.4% (1.6% of Total Investments)
3,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,131,970
5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	AA–	5,922,100
2,375	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39 – NPFG Insured	11/16 at 100.00	AA+	2,424,234
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,103,832
12,275	Total North Carolina			13,582,136
	North Dakota – 0.4% (0.3% of Total Investments)
1,875	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/32	12/21 at 100.00	A–	2,075,231
	Ohio – 8.6% (5.9% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,335	5.375%, 6/01/24	6/17 at 100.00	B–	3,241,186
875	5.125%, 6/01/24	6/17 at 100.00	B–	846,064
2,700	5.875%, 6/01/30	6/17 at 100.00	B–	2,638,224
2,755	5.750%, 6/01/34	6/17 at 100.00	B–	2,641,632
7,995	5.875%, 6/01/47	6/17 at 100.00	B–	7,789,688
18,300	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	18,320,677
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	2,093,456
3,750	Ohio Higher Educational Facilities Commission, Revenue Bonds, University Hospitals Health System Inc., Tender Option Bond Trust 2015-XF2176, 14.275%, 1/15/46 – AMBAC Insured (IF)	1/17 at 100.00	A	4,005,600
3,060	Ohio State, General Obligation Bonds, Higher Education, Series 2015C, 2.000%, 11/01/16	No Opt. Call	AA+	3,084,021

Nuveen	55

NQS	Nuveen Select Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$3,685	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	$4,182,364
48,185	Total Ohio			48,842,912
	Oklahoma – 0.5% (0.4% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,209,550
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38 (Pre-refunded 8/15/18)	8/18 at 100.00	AA– (4)	1,846,336
2,675	Total Oklahoma			3,055,886
	Pennsylvania – 4.0% (2.8% of Total Investments)
160	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (4)	177,277
255	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA	278,565
835	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (4)	925,163
4,750	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB) (6)	10/16 at 100.00	AA+	4,779,165
8,550	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38 (5)	12/27 at 100.00	A–	10,336,266
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured (5)	6/26 at 100.00	AA	6,405,550
19,550	Total Pennsylvania			22,901,986
	Puerto Rico – 0.5% (0.3% of Total Investments)
800	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Refunding Series 2002D, 5.450%, 7/01/31 – AMBAC Insured	7/17 at 100.00	Caa3	801,688
23,890	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Caa3	2,011,060
24,690	Total Puerto Rico			2,812,748
	South Carolina – 3.7% (2.5% of Total Investments)
2,500	Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	Aa1	2,864,825
21,565	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	13,500,551
4,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/55	6/25 at 100.00	AA–	4,577,400
28,065	Total South Carolina			20,942,776
	South Dakota – 0.2% (0.1% of Total Investments)
910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	1,048,575
	Tennessee – 1.0% (0.7% of Total Investments)
1,595	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	1,807,901
3,125	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.000%, 7/01/38	7/20 at 100.00	BBB+	3,556,313
215	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	A3	248,669
4,935	Total Tennessee			5,612,883

56	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 21.9% (15.1% of Total Investments)
$2,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (7)	7/16 at 100.00	C	$47,475
1,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	1,153,210
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB+	1,186,880
315	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	BBB+	360,555
4,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	4,446,120
2,000	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/28 (Pre-refunded 8/15/16)	8/16 at 54.64	Aaa	1,091,180
9,120	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	10,312,440
1,895	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 4.000%, 12/01/45	6/25 at 100.00	AA	2,010,633
3,070	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	3,171,740
6,500	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/47 – AGM Insured	11/31 at 46.45	AA	1,622,205
7,570	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/31 – NPFG Insured	No Opt. Call	AA–	4,281,516
3,000	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2007B, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	AA–	3,137,670
3,500	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2011A, 5.250%, 11/15/30	No Opt. Call	AA	4,149,600
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
3,250	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	AA	2,501,720
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	AA	3,081,806
8,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A, 4.000%, 8/15/37	8/25 at 100.00	AAA	8,766,880
9,000	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A1	10,948,678
5,000	Midland Independent School District, Midland County, Texas, General Obligation Bonds, School Building Series 2007, 5.000%, 2/15/32 (Pre-refunded 2/15/17)	2/17 at 100.00	AAA	5,176,100
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (UB) (6)	9/21 at 100.00	AA+	2,367,200
7,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, 6.500%, 1/01/43	1/25 at 100.00	A1	9,044,070
4,105	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A1	4,707,491
5,500	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/33	1/25 at 100.00	A2	6,490,660
4,375	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Tender Option Bond Trust 2016-XF0389, 8.873%, 11/15/47 (IF) (6)	11/17 at 100.00	AA	4,828,775
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
215	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	255,545
2,675	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	3,183,170

Nuveen	57

NQS	Nuveen Select Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$665	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 4.000%, 11/15/42	5/26 at 100.00	AA–	$710,386
5,910	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/23	No Opt. Call	A3	6,953,115
3,335	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 2015-XF0075, 12.847%, 2/01/30 (IF)	8/19 at 100.00	AAA	4,552,175
4,430	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	5,062,870
5,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/37	8/24 at 100.00	BBB+	5,713,500
3,000	Wichita Falls Independent School District, Wichita County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/01/23 (Pre-refunded 2/01/17)	2/17 at 100.00	AAA	3,100,590
750	Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1994, 6.950%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	CC	752,393
123,420	Total Texas			125,168,348
	Virginia – 2.3% (1.6% of Total Investments)
1,500	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	BBB	1,553,895
900	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A2	1,048,113
5,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	6,459,950
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
2,470	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,931,520
1,260	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,440,810
11,130	Total Virginia			13,434,288
	Washington – 2.3% (1.6% of Total Investments)
3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/39 (UB) (6)	6/19 at 100.00	AA	4,204,425
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)	7/19 at 100.00	A (4)	2,316,560
2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32 (Pre-refunded 12/04/17)	12/17 at 100.00	N/R (4)	2,692,575
1,935	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.750%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	2,038,832
2,000	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Refunding Series 2009R-2010C, 5.000%, 1/01/17	No Opt. Call	AA+	2,060,180
12,185	Total Washington			13,312,572
	West Virginia – 0.6% (0.4% of Total Investments)
3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	3,512,190
	Wisconsin – 0.8% (0.6% of Total Investments)
4,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/46 (WI/DD, Settling 5/11/16)	5/26 at 100.00	AA+	4,502,033
$898,160	Total Municipal Bonds (cost $733,577,200)			830,384,704

58	Nuveen

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$44	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/19	N/R	$1,322
12	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/55	N/R	351
$56	Total Corporate Bonds (cost $4,997)				1,673
	Total Investments (cost $749,810,791)				830,386,377
	Floating Rate Obligations – (2.5)%				(14,205,000)
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (46.9)% (10)				(267,500,000)
	Other Assets Less Liabilities – 3.9%				21,921,591
	Net Assets Applicable to Common Shares – 100%				$570,602,968

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(10)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 32.2%
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of Investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen	59

NPF
Nuveen Premier Municipal Income Fund, Inc.
	Portfolio of Investments	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 142.6% (99.7% of Total Investments)
	MUNICIPAL BONDS – 142.6% (99.7% of Total Investments)
	Alabama – 0.7% (0.5% of Total Investments)
$2,010	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39	11/16 at 100.00	AA+	$2,057,094
	Alaska – 0.3% (0.2% of Total Investments)
1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	7/16 at 100.00	B3	942,620
	Arizona – 4.4% (3.1% of Total Investments)
2,335	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	2,597,641
7,000	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B, 5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	9,535,959
1,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	1,500,396
10,535	Total Arizona			13,633,996
	California – 22.1% (15.4% of Total Investments)
3,000	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	AA–	3,094,530
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
2,945	0.000%, 9/01/27	No Opt. Call	AA	2,109,327
2,455	0.000%, 9/01/32 – AGM Insured	No Opt. Call	AA	1,409,538
1,000	Arcadia Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2007A, 0.000%, 8/01/33 – AGM Insured	2/17 at 44.77	Aa1	440,300
1,055	Brisbane School District, San Mateo County, California, General Obligation Bonds, Election 2003 Series 2005, 0.000%, 7/01/35 – AGM Insured	No Opt. Call	AA	530,317
1,640	Byron Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2007B, 0.000%, 8/01/32 – SYNCORA GTY Insured	No Opt. Call	Aa3	933,029
60	Byron Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2007B, 0.000%, 8/01/32 – SYNCORA GTY Insured (ETM)	No Opt. Call	Aa3 (4)	41,873
1,700	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	1,935,756
1,025	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0078, 12.980%, 5/15/40 (IF)	5/18 at 100.00	AA–	1,452,804
500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/44	12/24 at 100.00	BB+	546,935
3,070	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56 (WI/DD, Settling 5/11/16)	6/26 at 100.00	BB+	3,350,537
500	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/39 (5)	7/16 at 100.00	CCC	500,655
1,600	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	AA–	1,616,832
5,045	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A, 0.000%, 11/01/27	11/21 at 61.42	BBB–	2,531,278
4,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44	6/24 at 100.00	AAA	4,760,400

60	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,010	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/25	8/22 at 100.00	Aa1	$2,451,103
25,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/17 (ETM)	No Opt. Call	AAA	24,901,999
3,060	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	3,588,799
3,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	B–	3,438,925
2,000	Imperial Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2015C, 5.000%, 11/01/38	5/26 at 100.00	AA–	2,418,520
2,665	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B, 5.000%, 7/01/43	1/24 at 100.00	Aa2	3,147,818
4,615	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 0.000%, 10/01/38	No Opt. Call	A	1,909,964
2,000	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013C, 0.000%, 8/01/43	8/22 at 29.31	N/R	458,540
1,145	Southern Kern Unified School District, Kern County, California, General Obligation Bonds, Series 2006C, 0.000%, 11/01/30 – AGM Insured	No Opt. Call	AA	712,213
1,175	Southern Kern Unified School District, Kern County, California, General Obligation Bonds, Series 2010B, 0.000%, 11/01/35 – AGM Insured	No Opt. Call	AA	583,611
77,765	Total California			68,865,603
	Colorado – 7.3% (5.1% of Total Investments)
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/44	1/24 at 100.00	A	550,630
375	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	6/16 at 100.00	BBB+	376,058
625	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	627,500
	Denver, Colorado, Airport System Revenue Bonds, Series 2006:
4,060	5.000%, 11/15/23 – FGIC Insured	11/16 at 100.00	AA–	4,161,500
6,800	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	AA–	6,968,572
8,940	5.000%, 11/15/25 – FGIC Insured	11/16 at 100.00	AA–	9,159,476
660	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA (4)	806,236
21,960	Total Colorado			22,649,972
	Florida – 2.1% (1.5% of Total Investments)
105	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Refunding and Improvement Series 2007, 5.000%, 10/01/34 (Pre-refunded 10/01/17)	10/17 at 100.00	BBB+ (4)	111,447
1,500	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	1,568,250
1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Refunding Series 2007, 5.000%, 8/15/42	8/17 at 100.00	AA–	1,037,720
705	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Series 2014A-1, 5.000%, 3/01/30	3/24 at 100.00	BBB+	793,033
2,150	Sumter County, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.000%, 6/01/30 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A (4)	2,158,729
700	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A, 5.000%, 9/01/29	9/22 at 100.00	A+	820,477
6,160	Total Florida			6,489,656

Nuveen	61

NPF	Nuveen Premier Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 3.4% (2.3% of Total Investments)
	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project Series 2006A:
$2,360	5.000%, 2/01/30 – SYNCORA GTY Insured	7/16 at 100.00	N/R	$2,363,375
1,480	5.000%, 2/01/34 – SYNCORA GTY Insured	7/16 at 100.00	N/R	1,481,968
1,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/20	No Opt. Call	A	1,112,170
3,265	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2015B, 5.000%, 7/01/41	7/26 at 100.00	AA+	3,925,738
1,425	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,591,540
9,530	Total Georgia			10,474,791
	Hawaii – 1.0% (0.7% of Total Investments)
2,750	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (Alternative Minimum Tax)	7/25 at 100.00	A+	3,133,625
	Idaho – 0.3% (0.2% of Total Investments)
310	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	Baa1	348,583
500	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.250%, 9/01/26	9/16 at 100.00	BB+	502,715
810	Total Idaho			851,298
	Illinois – 17.4% (12.2% of Total Investments)
3,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	3,329,940
3,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B+	2,851,050
4,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	4,482,981
6,410	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	AA–	7,717,448
1,500	Chicago, Illinois, Water Revenue Bonds, Senior Lien Series 2001, 5.750%, 11/01/30 – AMBAC Insured	No Opt. Call	Baa2	1,793,145
195	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	6/16 at 100.00	Aa3	195,716
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A, 5.000%, 10/01/46	10/25 at 100.00	AA+	3,451,020
1,830	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/32 – AGM Insured	6/24 at 100.00	AA	2,083,913
4,685	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A, 5.000%, 1/01/40	7/25 at 100.00	AA–	5,480,419
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
850	5.250%, 1/01/25 (6)	7/16 at 100.00	D	261,299
1,750	5.250%, 1/01/30 (6)	7/16 at 100.00	D	537,968
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A:
10,575	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	AA–	8,272,928
10,775	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AA–	8,021,233
2,395	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	2,032,565
2,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	2,300,080
1,220	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	1,429,547
57,285	Total Illinois			54,241,252

62	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 3.2% (2.3% of Total Investments)
$6,180	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	AA+	$5,426,225
1,500	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 7/01/40 (Alternative Minimum Tax)	7/23 at 100.00	BBB+	1,643,550
1,250	Portage, Indiana, Economic Development Revenue Bonds, Ameriplex Project, Series 2006, 5.000%, 7/15/23 (Pre-refunded 7/15/16)	7/16 at 100.00	A (4)	1,261,975
1,700	Saint Joseph County, Indiana, Educational Facilities Revenue Bonds, University of Notre Dame du Lac Project, Refunding Series 2009, 5.000%, 3/01/36	3/18 at 100.00	Aaa	1,827,466
10,630	Total Indiana			10,159,216
	Iowa – 1.9% (1.4% of Total Investments)
2,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	2,069,220
4,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	7/16 at 100.00	B+	3,999,720
6,000	Total Iowa			6,068,940
	Kansas – 1.9% (1.3% of Total Investments)
5,000	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/32	No Opt. Call	A+	5,827,200
10	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	7,567
5,010	Total Kansas			5,834,767
	Kentucky – 3.6% (2.5% of Total Investments)
1,700	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	6/20 at 100.00	BBB+	1,967,359
	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project Series 2007A:
505	5.000%, 9/01/37 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA– (4)	534,265
1,785	5.000%, 9/01/37 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA– (4)	1,888,441
5,440	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.750%, 7/01/49	7/23 at 100.00	Baa3	6,262,256
510	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	A+	515,370
9,940	Total Kentucky			11,167,691
	Louisiana – 3.6% (2.5% of Total Investments)
2,930	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	3,278,113
2,665	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B, 5.000%, 2/01/39	2/25 at 100.00	AA	3,119,596
1,085	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	A–	1,126,339
415	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	436,231
330	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	374,573
1,000	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012, 5.000%, 12/01/28 – AGM Insured	12/22 at 100.00	AA	1,165,070
1,200	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/44	12/24 at 100.00	A–	1,362,984

Nuveen	63

NPF	Nuveen Premier Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$485	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	$530,377
10,110	Total Louisiana			11,393,283
	Maine – 1.6% (1.1% of Total Investments)
2,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	BBB	2,222,900
	Maine Turnpike Authority, Special Obligation Bonds, Series 2014:
1,290	5.000%, 7/01/33	No Opt. Call	A	1,518,653
1,020	5.000%, 7/01/34	No Opt. Call	A	1,198,327
4,310	Total Maine			4,939,880
	Maryland – 2.3% (1.6% of Total Investments)
5,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2014C, 5.000%, 7/01/44	1/25 at 100.00	AA–	5,824,800
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%, 7/01/36 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (4)	1,510,995
6,500	Total Maryland			7,335,795
	Massachusetts – 2.7% (1.9% of Total Investments)
7,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	8,402,924
	Michigan – 3.3% (2.3% of Total Investments)
1,500	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Series 2012, 5.000%, 11/15/42	11/22 at 100.00	A+	1,662,465
2,000	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/31	10/22 at 100.00	AAA	2,403,960
815	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	837,127
185	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	189,814
5,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B+	5,160,650
170	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35 (Pre-refunded 6/01/16)	6/16 at 100.00	AA– (4)	170,738
9,670	Total Michigan			10,424,754
	Minnesota – 1.4% (1.0% of Total Investments)
	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A:
700	5.000%, 10/01/34	10/24 at 100.00	A2	828,065
500	5.000%, 10/01/35	10/24 at 100.00	A2	588,575
1,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	1,096,320
1,500	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46	1/24 at 100.00	Aa3	1,744,350
3,700	Total Minnesota			4,257,310
	Nebraska – 0.8% (0.5% of Total Investments)
1,580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Medical Center, Series 2003, 5.000%, 11/15/16 (ETM)	No Opt. Call	N/R (4)	1,618,347
515	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 2016-XF2220, 19.191%, 8/01/40 – BHAC Insured (IF)	2/17 at 100.00	AA+	835,196
2,095	Total Nebraska			2,453,543

64	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 4.7% (3.3% of Total Investments)
$4,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	$4,645,560
2,500	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2015C, 5.000%, 7/01/26	No Opt. Call	A+	3,153,100
3,835	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/39	12/24 at 100.00	Aa1	4,562,039
2,050	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	2,355,081
12,385	Total Nevada			14,715,780
	New Hampshire – 1.7% (1.2% of Total Investments)
3,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical Center, Series 2012, 4.000%, 7/01/32	No Opt. Call	A–	3,626,770
1,110	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 13.457%, 6/01/39 (IF) (7)	6/19 at 100.00	AA+	1,543,333
4,610	Total New Hampshire			5,170,103
	New Jersey – 6.4% (4.5% of Total Investments)
1,865	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	2,088,595
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/32	7/21 at 100.00	A–	2,358,280
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	A–	656,400
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A–	10,877,749
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A–	4,120,200
39,865	Total New Jersey			20,101,224
	New York – 7.6% (5.3% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
660	6.000%, 7/15/30	1/20 at 100.00	BBB–	755,858
1,600	0.000%, 7/15/44	No Opt. Call	BBB–	453,424
1,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	1,294,403
2,200	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	2,253,856
7,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	AA+	7,530,750
2,000	New York Convention Center Development Corporation, New York, Hotel Unit Fee Secured Revenue Bonds, Refunding Series 2015, 5.000%, 11/15/45	11/25 at 100.00	Aa3	2,347,960
4,100	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	4,456,044
1,560	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	1,794,718
1,500	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,909,440
500	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Josephs Hospital Health Center Project, Series 2014A, 5.125%, 7/01/31 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	566,500
395	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	464,548
23,115	Total New York			23,827,501

Nuveen	65

NPF	Nuveen Premier Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 5.8% (4.0% of Total Investments)
	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015:
$2,965	5.000%, 12/31/37 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	$3,279,260
1,000	5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	1,085,670
10,300	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, 1993B, 6.000%, 1/01/22 – CAPMAC Insured (UB) (ETM) (7)	No Opt. Call	AA– (4)	13,051,542
500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A, 5.000%, 1/01/32	1/26 at 100.00	A	610,635
14,765	Total North Carolina			18,027,107
	North Dakota – 0.3% (0.2% of Total Investments)
675	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (4)	826,038
	Ohio – 3.9% (2.7% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
4,100	5.125%, 6/01/24	6/17 at 100.00	B–	3,964,413
3,410	5.875%, 6/01/47	6/17 at 100.00	B–	3,322,431
1,000	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA	1,146,110
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 1157:
625	16.139%, 1/01/38 (IF) (7)	1/23 at 100.00	AA	990,275
265	16.023%, 1/01/38 (IF) (7)	1/23 at 100.00	AA	418,692
1,315	16.139%, 1/01/38 (IF) (7)	1/23 at 100.00	AA	2,083,539
250	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	254,163
10,965	Total Ohio			12,179,623
	Oklahoma – 2.1% (1.5% of Total Investments)
450	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BBB–	454,095
3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A, 5.625%, 6/01/43 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	AA	3,395,040
2,705	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36	12/16 at 100.00	AA+	2,780,659
6,155	Total Oklahoma			6,629,794
	Oregon – 2.2% (1.5% of Total Investments)
2,000	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Refunding Series 2014C, 5.000%, 4/01/25	4/24 at 100.00	AAA	2,501,540
3,500	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Refunding Series 2015D, 5.000%, 4/01/29	4/25 at 100.00	AAA	4,362,155
5,500	Total Oregon			6,863,695
	Pennsylvania – 1.8% (1.3% of Total Investments)
4,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured (8)	6/26 at 100.00	AA	5,764,995
	South Carolina – 2.3% (1.6% of Total Investments)
2,620	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	AA–	3,030,449
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	4,063,045
6,075	Total South Carolina			7,093,494

66	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 2.2% (1.5% of Total Investments)
$195	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	AA– (4)	$195,800
1,600	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	1,611,264
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/26	No Opt. Call	A	4,959,520
5,795	Total Tennessee			6,766,584
	Texas – 9.7% (6.8% of Total Investments)
4,280	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.000%, 1/01/34 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	4,314,839
1,000	Bell County Water Control Improvement District 1, Texas, Water Revenue Bonds, Series 2014, 5.000%, 7/10/37 – BAM Insured	7/23 at 100.00	AA	1,145,970
1,075	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax) (9)	7/16 at 100.00	C	24,188
2,600	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/35	7/25 at 100.00	BBB+	3,018,678
3,750	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB+	4,172,925
2,745	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	2,912,802
500	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Contractual Obligation Series 2014, 5.000%, 11/01/29	11/24 at 100.00	AA+	616,930
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
150	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	AA–	112,457
4,440	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	AA–	2,708,000
600	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C, 5.000%, 11/15/33	11/24 at 100.00	A3	693,270
800	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	896,528
2,000	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 6.125%, 12/01/38	12/25 at 100.00	Ba2	2,274,980
1,735	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 5.000%, 4/01/46 – AGM Insured	4/24 at 100.00	AA	1,927,602
950	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A2 (4)	1,028,527
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (9)	7/16 at 100.00	C	22,500
125	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Tender Option Bond Trust 2016-XF0387, 16.987%, 2/15/36 (IF) (7)	2/17 at 100.00	AA	139,240
3,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA	3,085,440
1,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/31	No Opt. Call	A3	1,126,410
31,750	Total Texas			30,221,286

Nuveen	67

NPF	Nuveen Premier Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 2.6% (1.8% of Total Investments)
$1,000	Central Utah Water Conservancy District, Water Revenue Bonds, Series 2012C, 5.000%, 10/01/42	10/22 at 100.00	AA+	$1,171,400
2,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2012, 5.000%, 5/15/43	5/21 at 100.00	AA+	2,277,240
4,110	Utah Transit Authority, Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 6/15/42	6/22 at 100.00	A+	4,675,289
7,110	Total Utah			8,123,929
	Virginia – 1.5% (1.1% of Total Investments)
1,765	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,931,404
2,520	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,881,620
4,285	Total Virginia			4,813,024
	Washington – 2.1% (1.5% of Total Investments)
2,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2014A, 5.000%, 7/01/40	7/24 at 100.00	Aa1	2,357,720
1,000	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	1,200,160
1,590	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 5.000%, 12/01/42 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	1,920,418
1,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children's Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	Aa2	1,123,470
5,590	Total Washington			6,601,768
	Wisconsin – 0.0% (0.0% of Total Investments)
160	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB–	160,405
	Wyoming – 0.4% (0.3% of Total Investments)
1,350	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	7/16 at 100.00	BBB	1,354,995
$449,920	Total Long-Term Investments (cost $402,366,718)			445,019,355

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.4% (0.3% of Total Investments)
	MUNICIPAL BONDS – 0.4% (0.3% of Total Investments)
	Illinois – 0.3% (0.2% of Total Investments)
$800	Illinois Finance Authority, Revenue Bonds, University of Chicago, Variable Rate Demand Obligations, Tender Option Bond Floater 2015-XM0114, 0.470%, 7/01/16 (Mandatory Put 6/22/16)	No Opt. Call	A-1	$800,000
	South Carolina – 0.1% (0.1% of Total Investments)
450	South Carolina Public Service Authority, Electric System Revenue Bonds, Variable Rate Demand Obligations, Santee Cooper, Tender Option Bond Floater 3065, 0.580%, 1/01/38 (10)	1/19 at 100.00	A-1	450,000
$1,250	Total Short-Term Investments (cost $1,250,000)			1,250,000
	Total Investments (cost $403,616,718) – 143.0%			446,269,355
	Floating Rate Obligations – (3.2)%			(9,975,000)
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (40.9)% (11)			(127,700,000)
	Other Assets Less Liabilities – 1.1%			3,397,395
	Net Assets Applicable to Common Shares – 100%			$311,991,750

68	Nuveen

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The coupon for this security increased 0.25% effective January 1, 2016 and will increase an additional 0.25% effective May 11, 2016.
(6)
On May 7, 2015, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 5.250% to 2.100%.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(9)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(10)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(11)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 28.6%
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen	69

NAD
Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 143.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 143.2% (99.9% of Total Investments)
	Arizona – 3.3% (2.3% of Total Investments)
$2,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	$2,251,380
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series Series 2008A:
2,350	5.000%, 7/01/33	7/18 at 100.00	AA–	2,541,125
8,200	5.000%, 7/01/38	7/18 at 100.00	AA–	8,866,906
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
500	5.500%, 12/01/29	No Opt. Call	BBB+	632,240
5,000	5.000%, 12/01/37	No Opt. Call	BBB+	6,251,650
18,050	Total Arizona			20,543,301
	California – 13.2% (9.2% of Total Investments)
1,535	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series 1999A, 0.000%, 10/01/37 – NPFG Insured	No Opt. Call	AA–	697,673
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
7,150	0.000%, 9/01/28 – AGM Insured	No Opt. Call	AA	4,845,340
200	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	102,142
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	AA–	5,866,250
3,335	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42	11/16 at 100.00	AA–	3,409,437
4,300	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/30	2/17 at 100.00	AA–	4,419,239
65	California State, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 – AMBAC Insured	7/16 at 100.00	AA–	65,260
4,250	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	AA–	5,021,162
2,250	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.250%, 11/01/30	11/20 at 100.00	AA–	2,583,968
6,025	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	7,184,632
5,000	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2007A, 5.000%, 8/01/31 (Pre-refunded 8/01/17) – AGM Insured	8/17 at 100.00	AA (4)	5,277,200
2,000	Dublin Unified School District, Alameda County, California, General Obligation Bonds, Series 2007C, 0.000%, 8/01/31 – NPFG Insured	8/17 at 49.41	Aa2	969,380
3,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 6.000%, 1/15/49	1/24 at 100.00	BBB–	3,572,070
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
3,455	0.000%, 6/01/24 – AMBAC Insured	No Opt. Call	A+	2,878,222
3,500	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	2,763,250
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
4,680	4.500%, 6/01/27	6/17 at 100.00	B+	4,756,518
12,805	5.000%, 6/01/33	6/17 at 100.00	B–	12,819,342
1,000	5.125%, 6/01/47	6/17 at 100.00	B–	982,550
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	1,457,950

70	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	$3,157,176
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	2,030,360
7,660	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/24 (ETM)	No Opt. Call	Aaa	6,796,488
2,410	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	AA–	1,835,456
86,320	Total California			83,491,065
	Colorado – 11.8% (8.2% of Total Investments)
1,125	Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	1,141,245
3,475	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	A+	3,911,495
2,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	A+	2,509,277
4,890	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,552,204
4,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	4,436,200
8,765	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	AA–	6,859,752
25,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 – NPFG Insured	No Opt. Call	AA–	15,235,250
12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	AA–	4,632,125
60,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 3/01/36 – NPFG Insured	No Opt. Call	AA–	29,939,400
122,055	Total Colorado			74,216,948
	Connecticut – 0.4% (0.3% of Total Investments)
2,235	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	2,251,986
4,304	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31 (5)	No Opt. Call	N/R	271,022
6,539	Total Connecticut			2,523,008
	District of Columbia – 0.1% (0.1% of Total Investments)
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	919,060
	Florida – 7.4% (5.2% of Total Investments)
2,735	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015, 5.000%, 11/15/35	11/24 at 100.00	A2	3,186,001
2,500	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Refunding and Improvement Series 2007, 5.000%, 10/01/34 (Pre-refunded 10/01/17)	10/17 at 100.00	BBB+ (4)	2,653,500
2,005	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	2,307,494
3,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	3,492,960
1,665	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,857,024

Nuveen	71

NAD	Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,390	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2016B, 4.000%, 10/01/45	10/26 at 100.00	A	$2,490,380
	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Series 2007:
22,000	5.000%, 8/15/37 (UB)	8/17 at 100.00	AA–	22,876,040
7,370	5.000%, 8/15/42 (UB) (6)	8/17 at 100.00	AA–	7,647,996
43,665	Total Florida			46,511,395
	Georgia – 2.3% (1.6% of Total Investments)
5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/32	5/25 at 100.00	AA–	6,083,350
5,000	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Senior Series 2007A, 5.250%, 7/15/38 (Pre-refunded 7/15/17) – AMBAC Insured	7/17 at 100.00	N/R (4)	5,268,850
3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/37	2/20 at 100.00	AA–	3,338,190
13,000	Total Georgia			14,690,390
	Illinois – 20.2% (14.1% of Total Investments)
3,790	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/29 – FGIC Insured	No Opt. Call	AA–	1,914,481
7,250	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 5.500%, 12/01/26 – FGIC Insured	No Opt. Call	AA–	8,261,665
	Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue Bonds, Archer Court Apartments, Series 1999A:
285	5.500%, 12/20/19 (Alternative Minimum Tax)	10/16 at 100.00	AA–	285,798
1,210	5.600%, 12/20/29 (Alternative Minimum Tax)	10/16 at 100.00	AA–	1,212,311
1,925	5.650%, 12/20/40 (Alternative Minimum Tax)	10/16 at 100.00	AA–	1,927,868
3,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/33 – FGIC Insured	No Opt. Call	AA–	1,265,460
22,750	Chicago, Illinois, General Obligation Refunding Bonds, Emergency Telephone System, Series 1999, 5.500%, 1/01/23 – FGIC Insured	No Opt. Call	AA–	25,306,645
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA+	1,712,985
2,000	Illinois Finance Authority, Revenue Bonds, Children's Memorial Hospital, Series 2008A, Tender Option Bond Trust 2015-XF0104, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA	2,140,800
1,120	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	1,189,261
1,800	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 5.000%, 5/15/19 – AGM Insured	5/18 at 100.00	AA	1,941,246
2,250	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015B, 5.000%, 11/15/39	5/25 at 100.00	A+	2,587,770
4,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB+	4,370,080
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	636,843
410	5.000%, 8/15/44	8/25 at 100.00	Baa1	459,971
1,225	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2007, 5.000%, 7/01/19 (Pre-refunded 7/01/17)	7/17 at 100.00	AA+ (4)	1,287,487
5,915	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	6,024,013
2,000	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006A-1, 5.000%, 1/01/20 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	AA (4)	2,015,620

72	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,000	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/21 – NPFG Insured	No Opt. Call	Aa3	$1,751,700
3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (7)	7/16 at 100.00	N/R	1,349,730
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A:
12,250	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	AA–	9,950,552
13,000	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	AA–	10,170,030
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1999:
22,650	5.750%, 6/01/19 – AGM Insured	No Opt. Call	AA	25,934,023
3,500	5.750%, 6/01/23 – AGM Insured	No Opt. Call	AA	4,306,260
2,250	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/29	3/25 at 100.00	A	2,684,385
4,930	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured	No Opt. Call	A2	4,088,449
2,475	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Series 2000B, 0.000%, 11/01/18 – AGM Insured	No Opt. Call	A2	2,374,465
129,045	Total Illinois			127,149,898
	Indiana – 3.7% (2.6% of Total Investments)
3,400	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A, 5.000%, 12/01/40	6/25 at 100.00	AA	3,966,780
4,670	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	5,262,156
970	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A+	1,000,138
1,030	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (4)	1,072,209
2,895	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 2015-XF0068, 7.496%, 1/01/25 (Alternative Minimum Tax) (IF)	1/17 at 100.00	Aaa	2,998,583
8,675	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 (Pre-refunded 1/01/17) – NPFG Insured	1/17 at 100.00	AA– (4)	8,930,912
21,640	Total Indiana			23,230,778
	Iowa – 1.7% (1.2% of Total Investments)
1,335	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	1,441,440
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
2,420	5.500%, 6/01/42	7/16 at 100.00	B+	2,419,831
7,000	5.625%, 6/01/46	7/16 at 100.00	B+	6,999,510
10,755	Total Iowa			10,860,781
	Kansas – 0.0% (0.0% of Total Investments)
10	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	7,567
	Kentucky – 0.3% (0.2% of Total Investments)
2,670	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/43 (8)	7/31 at 100.00	Baa3	2,150,632
	Louisiana – 2.1% (1.5% of Total Investments)
3,950	Louisiana Public Facilities Authority, Revenue Bonds, Nineteenth Judicial District Court Building Project, Series 2007, 5.500%, 6/01/41 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (4)	4,160,377

Nuveen	73

NAD	Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$6,525	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	A–	$6,773,602
2,475	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	2,601,621
12,950	Total Louisiana			13,535,600
	Maine – 0.2% (0.1% of Total Investments)
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB–	1,196,255
	Maryland – 0.5% (0.3% of Total Investments)
3,000	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2012, 5.000%, 6/01/16	No Opt. Call	AAA	3,012,510
	Massachusetts – 2.9% (2.0% of Total Investments)
2,840	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34	7/18 at 100.00	AAA	3,101,905
1,160	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	1,272,648
4,365	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/19 – AGC Insured	7/16 at 100.00	AA	4,379,972
620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 & 2, 5.125%, 7/01/33	7/18 at 100.00	A–	660,083
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,570,940
2,685	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40 (Alternative Minimum Tax)	12/18 at 100.00	AA–	2,828,862
2,280	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	2,666,916
1,100	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A, 0.000%, 1/01/24 – NPFG Insured	No Opt. Call	AA–	956,153
17,350	Total Massachusetts			18,437,479
	Michigan – 5.3% (3.7% of Total Investments)
885	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A–	985,846
1,600	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	1,740,800
4,000	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	4,027,480
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1, 5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	461,101
3,670	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/32	6/22 at 100.00	AA	4,247,988
2,695	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/16	No Opt. Call	AAA	2,746,771
2,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2009-I, 5.000%, 10/15/23 – AGC Insured	No Opt. Call	AA	2,821,925
10,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/34	10/25 at 100.00	Aa2	12,001,400
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,349,916

74	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$3,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A, 5.000%, 12/01/37	No Opt. Call	A	$3,348,630
29,905	Total Michigan			33,731,857
	Minnesota – 1.2% (0.8% of Total Investments)
6,375	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	7,302,308
	Missouri – 3.2% (2.2% of Total Investments)
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
7,000	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	5,068,980
5,000	0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	AA–	3,345,850
5,545	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	6,258,752
5,025	Missouri Highways and Transportation Commission, State Road Revenue Bonds, Refunding Senior Lien Series 2010C, 5.000%, 2/01/17	No Opt. Call	AAA	5,195,247
22,570	Total Missouri			19,868,829
	Nebraska – 0.1% (0.1% of Total Investments)
470	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	536,590
	Nevada – 7.8% (5.4% of Total Investments)
4,000	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/38	No Opt. Call	AAA	4,498,080
10,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	11,613,900
9,725	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	10,937,610
3,750	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Tender Option Bond Trust 2633, 18.088%, 7/01/31 – BHAC Insured (IF) (6)	7/17 at 100.00	AA+	4,395,450
1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	1,819,755
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,000	5.000%, 6/01/32	12/24 at 100.00	Aa1	6,103,250
4,000	5.000%, 6/01/39	12/24 at 100.00	Aa1	4,758,320
5,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	AA–	4,999,800
42,975	Total Nevada			49,126,165
	New Jersey – 6.5% (4.5% of Total Investments)
1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,227,149
3,500	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005N-1, 5.500%, 9/01/27 – FGIC Insured	No Opt. Call	AA–	4,233,075
1,500	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22	3/21 at 100.00	A–	1,634,595
405	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	463,053
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
21,120	0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	A–	12,947,405
20,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A–	8,240,400
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 1999A, 5.750%, 6/15/18	No Opt. Call	A–	4,314,520

Nuveen	75

NAD	Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$875	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 5.250%, 6/15/33	6/25 at 100.00	A–	$967,067
570	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	Aa3	659,074
6,080	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.625%, 6/01/26	6/17 at 100.00	B+	6,128,397
59,150	Total New Jersey			40,814,735
	New Mexico – 0.8% (0.6% of Total Investments)
5,000	State of New Mexico, State Severance Tax Revenue Bonds, Series 2013A, 5.000%, 7/01/16	No Opt. Call	Aa1	5,039,550
	New York – 7.4% (5.2% of Total Investments)
1,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	1,258,433
6,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	6,167,580
4,755	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	5,531,919
2,500	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2009EE-2, 5.250%, 6/15/40	No Opt. Call	AA+	2,814,150
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	5,897,250
5,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	5,434,200
2,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	2,389,420
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
5,000	6.500%, 12/01/28	7/16 at 100.00	Baa1	5,043,600
1,670	6.000%, 12/01/36	12/20 at 100.00	Baa1	1,966,275
10,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.900%, 12/01/17 – NPFG Insured (Alternative Minimum Tax)	6/16 at 100.00	AA–	10,389,500
43,025	Total New York			46,892,327
	North Carolina – 0.9% (0.6% of Total Investments)
1,500	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.250%, 1/15/24 – AGC Insured	1/18 at 100.00	AA–	1,596,975
3,400	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	AA–	3,967,766
4,900	Total North Carolina			5,564,741
	North Dakota – 0.8% (0.5% of Total Investments)
3,910	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	4,801,988
	Ohio – 5.8% (4.1% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,820	5.375%, 6/01/24	6/17 at 100.00	B–	1,768,803
345	5.125%, 6/01/24	6/17 at 100.00	B–	333,591
6,315	5.875%, 6/01/30	6/17 at 100.00	B–	6,170,513
1,890	5.750%, 6/01/34	6/17 at 100.00	B–	1,812,226
1,000	6.500%, 6/01/47	6/17 at 100.00	B–	1,001,670
3,930	5.875%, 6/01/47	6/17 at 100.00	B–	3,829,078
6,135	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	6,141,933

76	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$6,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29	11/20 at 100.00	A	$7,000,920
3,480	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	7/16 at 100.00	A+	3,533,244
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,114,210
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1:
1,500	5.250%, 2/15/39	2/23 at 100.00	A+	1,767,525
1,845	5.000%, 2/15/48	2/23 at 100.00	A+	2,094,020
270	Warren County, Ohio, Limited Tax General Obligations, Series 1997, 5.500%, 12/01/17	6/16 at 100.00	Aa1	271,191
35,530	Total Ohio			36,838,924
	Oklahoma – 0.7% (0.5% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,209,550
	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Refunding Series 2015A:
1,000	5.000%, 8/15/26	8/25 at 100.00	AA–	1,252,110
1,750	5.000%, 8/15/28	8/25 at 100.00	AA–	2,156,927
3,750	Total Oklahoma			4,618,587
	Pennsylvania – 3.0% (2.1% of Total Investments)
160	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (4)	177,277
255	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA	278,565
835	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (4)	925,163
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB) (6)	10/16 at 100.00	AA+	1,509,210
8,200	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38 (8)	12/27 at 100.00	A–	9,913,144
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured (8)	6/26 at 100.00	AA	6,405,550
15,950	Total Pennsylvania			19,208,909
	Puerto Rico – 0.7% (0.5% of Total Investments)
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23	7/16 at 100.00	AA–	4,337,023
	South Carolina – 1.4% (1.0% of Total Investments)
1,950	Florence County, South Carolina, Hospital Revenue Bonds, McLeod Regional Medical Center, Refunding Series 2010A, 5.000%, 11/01/37	11/20 at 100.00	AA	2,177,663
1,250	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	AA	790,800
5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/55	6/25 at 100.00	AA–	5,721,750
8,200	Total South Carolina			8,690,213
	South Dakota – 0.1% (0.1% of Total Investments)
365	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	420,582

Nuveen	77

NAD	Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 0.4% (0.3% of Total Investments)
$2,310	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	$2,339,776
	Texas – 12.7% (8.9% of Total Investments)
2,560	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (5)	7/16 at 100.00	C	57,600
2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	2,306,420
2,770	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2012D, 5.000%, 11/01/38 (Alternative Minimum Tax)	No Opt. Call	A+	3,092,400
3,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	3,334,590
2,140	Grapevine-Colleyville Independent School District, Tarrant and Dallas Counties, Texas, General Obligation Bonds, Capital Appreciation, Refunding Series 1998, 0.000%, 8/15/25	No Opt. Call	AAA	1,810,889
1,545	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	1,793,189
730	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/30 – NPFG Insured	No Opt. Call	AA–	431,364
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/30	11/24 at 100.00	A2	1,183,870
2,305	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/20 – NPFG Insured	No Opt. Call	AA	2,123,781
1,100	Houston, Texas, General Obligations Bonds , Series 2007A, 5.000% 3/01/32	3/17 at 100.00	AA	1,137,488
210	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2009A, 5.125%, 11/15/32 – AGC Insured	5/19 at 100.00	AA	235,404
3,790	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2009A, 5.125%, 11/15/32 (Pre-refunded 5/15/19) – AGC Insured	5/19 at 100.00	AA (4)	4,278,379
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
3,130	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	1,905,387
12,030	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	6,975,355
2,275	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A, 5.000%, 8/15/40	8/25 at 100.00	AAA	2,716,941
65	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 5.000%, 8/15/23	8/17 at 100.00	AAA	68,739
1,500	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 5.000%, 8/15/23 (Pre-refunded 8/15/17)	8/17 at 100.00	N/R (4)	1,583,565
1,105	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40	1/18 at 100.00	AA+	1,193,345
1,120	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40 (Pre-refunded 1/01/18)	1/18 at 100.00	AA+ (4)	1,212,579
4,105	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A1	4,707,491
7,855	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/33	1/25 at 100.00	A2	9,269,843
3,295	Tarrant County Cultural Education Facilities Finance Corporation, Texas Health Resources Revenue Bonds, Tender Option Bond Trust 1760-3, 16.277%, 8/15/16 (IF)	No Opt. Call	AA	3,670,070
705	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 4.000%, 11/15/42	5/26 at 100.00	AA–	753,116
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
2,050	5.000%, 12/15/26	No Opt. Call	A3	2,373,388
8,230	5.000%, 12/15/29	No Opt. Call	A3	9,376,768

78	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$5,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	$5,714,300
2,100	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/33	8/24 at 100.00	BBB+	2,424,639
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, School Building Series 2010:
5,165	0.000%, 8/15/34	No Opt. Call	AAA	2,284,686
6,135	0.000%, 8/15/37	No Opt. Call	AAA	2,272,281
89,015	Total Texas			80,287,867
	Virginia – 1.9% (1.3% of Total Investments)
1,500	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	BBB	1,553,895
1,500	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A2	1,746,855
3,000	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B, 5.000%, 11/01/46	11/22 at 100.00	AA–	3,362,580
6,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	5,280,840
12,000	Total Virginia			11,944,170
	Washington – 7.1% (4.9% of Total Investments)
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	AA	4,688,200
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)	7/19 at 100.00	A (4)	2,316,560
3,350	Washington, General Obligation Compound Interest Bonds, Series 1999S-2, 0.000%, 1/01/18 – AGM Insured	No Opt. Call	AA+	3,297,606
	Washington, General Obligation Compound Interest Bonds, Series 1999S-3:
17,650	0.000%, 1/01/20	No Opt. Call	AA+	16,857,515
18,470	0.000%, 1/01/21	No Opt. Call	AA+	17,300,480
45,470	Total Washington			44,460,361
	Wisconsin – 5.3% (3.7% of Total Investments)
4,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/46 (WI/DD, Settling 5/11/16)	5/26 at 100.00	AA+	4,741,787
7,620	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 2006A, 5.000%, 11/15/36	11/16 at 100.00	AA+	7,804,937
600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.500%, 2/15/19 – AMBAC Insured	No Opt. Call	A2	629,310
4,330	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Children's Hospital of Wisconsin Inc., Series 2008B, 5.500%, 8/15/29	2/20 at 100.00	AA	4,938,062
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32	2/22 at 100.00	A–	1,419,363
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
6,745	6.000%, 5/01/36	5/19 at 100.00	AA–	7,760,730
5,100	6.250%, 5/01/37	5/19 at 100.00	AA–	5,899,119
30,095	Total Wisconsin			33,193,308
$955,364	Total Municipal Bonds (cost $811,601,857)			902,495,477

Nuveen	79

NAD	Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$266	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$7,974
71	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/55	N/R	2,121
$337	Total Corporate Bonds (cost $30,169)				10,095

Shares	Description (1), (11)	Value
	INVESTMENT COMPANIES – 0.1% (0.1% of Total Investments)
8,812	BlackRock MuniHoldings Fund Inc.	$159,850
32,524	Invesco Quality Municipal Income Trust	440,375
	Total Investment Companies (cost $530,611)	600,225
	Total Long-Term Investments (cost $812,162,637)	903,105,797
	Floating Rate Obligations – (3.4)%	(21,565,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference – (42.1)% (12)	(265,000,000)
	Other Assets Less Liabilities – 2.2%	13,859,879
	Net Assets Applicable to Common Shares – 100%	$630,400,676

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
On January 7, 2015, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 7.125% to 5.700% and again on November 11, 2015, further reduced the security's interest rate of accrual from 5.700% to 4.275%.

(8)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(9)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(11)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(12)	Variable Rate MuniFund Term Preferred Shares, at liquidation preference as a percentage of Total Investments is 29.3%
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

80	Nuveen

NZF
Nuveen Enhanced Municipal Credit Opportunities Fund
(formerly Nuveen Dividend Advantage Municipal Fund 3)
	Portfolio of Investments	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 144.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 144.7% (99.9% of Total Investments)
	Alabama – 2.0% (1.4% of Total Investments)
$8,585	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45	9/25 at 100.00	N/R	$8,869,163
11,895	Alabama Special Care Facilities Financing Authority, Birmingham, Hospital Revenue Bonds, Daughters of Charity National Health System – Providence Hospital and St. Vincent's Hospital, Series 1995, 5.000%, 11/01/25 (ETM)	7/16 at 100.00	Aaa	11,942,580
2,030	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39	11/16 at 100.00	AA+	2,077,563
	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2
3,500	5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	3,584,350
5,000	5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	5,117,150
1,500	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	7/16 at 100.00	AA	1,509,000
8,190	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	10,474,600
2,375	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2010A, 5.800%, 5/01/34	5/20 at 100.00	BBB	2,763,930
43,075	Total Alabama			46,338,336
	Alaska – 0.8% (0.6% of Total Investments)
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,000	5.000%, 1/01/31 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	1,132,280
2,950	5.000%, 1/01/33 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	3,315,417
2,400	5.000%, 1/01/34 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	2,685,240
1,000	Alaska Municipal Bond Bank, General Obligation Bonds, Qualified 501 Series 2013B-2, 5.000%, 6/01/30	6/18 at 100.00	AA+	1,079,470
1,690	Alaska Railroad Corporation, Capital Grant Receipts Bonds, Section 5307 and 5309 Formula Funds, Series 2006, 5.000%, 8/01/17 (Pre-refunded 8/01/16) – FGIC Insured	8/16 at 100.00	AA– (4)	1,709,503
2,290	Anchorage, Alaska, Water Revenue Bonds, Refunding Series 2007, 5.000%, 5/01/37 – NPFG Insured	5/17 at 100.00	AA	2,381,119
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
540	4.625%, 6/01/23	7/16 at 100.00	Ba1	543,024
7,010	5.000%, 6/01/46	7/16 at 100.00	B3	6,607,766
18,880	Total Alaska			19,453,819
	Arizona – 2.8% (1.9% of Total Investments)
1,300	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A3	1,445,249
3,465	Arizona Board of Regents, Certificates of Participation, Arizona State University, Refunding Series 2006, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	AA–	3,626,919
2,820	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 5.000%, 12/01/39	12/24 at 100.00	A2	3,261,499
10,450	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/30	7/22 at 100.00	A1	11,814,038
3,390	Arizona State Transportation Board, Highway Revenue Bonds, Tender Option Bond Trust 3151, 12.779%, 7/01/16 (IF)	No Opt. Call	AAA	4,311,877

Nuveen	81

NZF	Nuveen Enhanced Municipal Credit Opportunities Fund
(formerly Nuveen Dividend Advantage Municipal Fund 3)
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$3,185	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 5.000%, 7/15/39	7/25 at 100.00	N/R	$3,280,136
4,905	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	5,091,537
4,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	5,065,605
10,700	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2008A, 5.000%, 7/01/38	7/18 at 100.00	AA–	11,570,231
	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012:
400	5.000%, 7/01/27 (Alternative Minimum Tax)	7/22 at 100.00	AA+	461,184
950	5.000%, 7/01/32 (Alternative Minimum Tax)	7/22 at 100.00	AA+	1,071,125
595	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48	2/24 at 100.00	N/R	595,280
650	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.100%, 6/01/45	6/19 at 100.00	BB+	679,074
3,710	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41	7/21 at 100.00	A	4,299,593
2,905	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2008A, 5.000%, 1/01/33	No Opt. Call	Aa1	3,092,169
4,880	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	6,101,610
58,805	Total Arizona			65,767,126
	California – 19.2% (13.2% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30	5/20 at 100.00	AA–	1,764,315
2,000	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2000B, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,747,560
3,500	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.450%, 10/01/25 – AMBAC Insured	10/17 at 100.00	BBB+	3,709,370
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	3,255,489
8,000	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	AA–	8,252,080
535	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.000%, 3/01/41	3/26 at 100.00	Ba3	577,682
1,900	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/38	11/25 at 100.00	N/R	2,083,673
	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B:
4,070	0.000%, 8/01/32 – FGIC Insured	No Opt. Call	AA–	2,223,115
6,410	0.000%, 8/01/34 – FGIC Insured	No Opt. Call	AA–	3,209,679
1,295	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/36	6/17 at 100.00	BB	1,250,374
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
3,280	5.450%, 6/01/28	12/18 at 100.00	B3	3,325,198
13,500	5.600%, 6/01/36	12/18 at 100.00	B	13,685,895
12,025	5.650%, 6/01/41	12/18 at 100.00	B2	12,190,464
610	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.000%, 6/01/26	7/16 at 100.00	BBB+	610,281
3,400	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	3,871,512

82	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A:
$3,840	5.000%, 7/01/33	7/23 at 100.00	AA–	$4,549,670
710	5.000%, 7/01/37	7/23 at 100.00	AA–	830,430
5,800	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	5,929,456
7,040	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0078, 12.980%, 5/15/40 (IF)	5/18 at 100.00	AA–	9,978,285
825	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015, 5.375%, 7/01/45	7/25 at 100.00	BB	905,025
1,380	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,532,380
2,000	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep – Obligated Group, Series 2016, 5.000%, 6/01/51	6/26 at 100.00	N/R	2,046,060
2,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/38	3/23 at 100.00	A+	2,356,480
1,220	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A+	1,460,035
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A+	1,764,450
4,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2011A, 5.125%, 10/01/31	10/21 at 100.00	A+	5,356,710
	California State, General Obligation Bonds, Refunding Series 2007:
2,000	4.500%, 8/01/28 – AMBAC Insured	2/17 at 100.00	AA–	2,055,760
4,345	4.500%, 8/01/30	2/17 at 100.00	AA–	4,465,487
	California State, General Obligation Bonds, Various Purpose Series 2007:
9,730	5.000%, 6/01/37 (Pre-refunded 6/01/17)	6/17 at 100.00	Aaa	10,199,959
6,270	5.000%, 6/01/37 (Pre-refunded 6/01/17)	6/17 at 100.00	AAA	6,572,841
	California State, General Obligation Bonds, Various Purpose Series 2010:
1,000	5.500%, 3/01/40	3/20 at 100.00	AA–	1,168,630
8,500	5.250%, 11/01/40	11/20 at 100.00	AA–	10,042,325
3,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.250%, 10/01/32	10/21 at 100.00	AA–	3,594,090
9,320	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB+	10,256,287
17,040	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56 (WI/DD, Settling 5/11/16)	6/26 at 100.00	BB+	18,597,115
1,030	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	1,182,739
1,050	California Statewide Communities Development Authority, School Facility Revenue Bonds, Aspire Public Schools, Series 2010, 6.000%, 7/01/40 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	1,189,115
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/39 (5)	7/16 at 100.00	CCC	1,001,310
2,455	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	2,927,514
20	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	6/16 at 100.00	AA	20,061
9,955	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 0.000%, 9/01/31 – FGIC Insured	No Opt. Call	AA–	6,112,669
3,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/38	8/23 at 100.00	AA	3,575,880
4,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/22 – NPFG Insured	No Opt. Call	Aa1	3,582,680

Nuveen	83

NZF	Nuveen Enhanced Municipal Credit Opportunities Fund
(formerly Nuveen Dividend Advantage Municipal Fund 3)
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,795	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C, 0.000%, 2/01/37 – FGIC Insured	No Opt. Call	AA–	$1,774,921
4,565	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1989, 7.750%, 5/01/22 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	5,451,295
1,320	Davis, California, Special Tax Bonds, Community Facilities District 2015-1 Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,437,348
2,510	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	AA–	1,739,756
3,360	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2002A, 0.000%, 7/01/27 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	2,442,552
3,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured	No Opt. Call	AA	1,945,605
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
3,000	0.000%, 1/15/26 (6)	No Opt. Call	BBB–	2,444,010
1,560	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,836,838
3,560	6.000%, 1/15/49	1/24 at 100.00	BBB–	4,238,856
4,505	Foothill-De Anza Community College District, Santa Clara County, California, Election of 1999 General Obligation Bonds, Series A, 0.000%, 8/01/30 – NPFG Insured	No Opt. Call	Aaa	3,009,160
2,315	Gateway Unified School District, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	AA–	1,293,066
1,000	Gavilan Joint Community College District, Santa Clara and San Benito Counties, California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35	8/21 at 100.00	Aa2	1,191,950
2,000	Glendale Redevelopment Agency, California, Tax Allocation Bonds, Central Glendale Redevelopment Project, Series 2010, 5.500%, 12/01/24 (Pre-refunded 12/01/16)	12/16 at 100.00	A (4)	2,059,100
3,170	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	2,502,715
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,150	4.500%, 6/01/27	6/17 at 100.00	B+	3,201,502
13,680	5.000%, 6/01/33	6/17 at 100.00	B–	13,695,322
3,000	5.750%, 6/01/47	6/17 at 100.00	B–	3,008,760
2,000	5.125%, 6/01/47	6/17 at 100.00	B–	1,965,100
7,150	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B, 6.125%, 7/15/40 (Pre-refunded 7/15/21)	7/21 at 100.00	Aaa	9,002,994
3,190	Hillsborough City School District, San Mateo County, California, General Obligation Bonds, Series 2006B, 0.000%, 9/01/27	No Opt. Call	AAA	2,438,021
5,000	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/31 – NPFG Insured	No Opt. Call	Aa2	3,078,300
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	1,457,950
14,000	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-2, 0.000%, 6/01/47	6/17 at 13.65	CCC	1,557,360
10,600	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 0.000%, 6/01/36	6/17 at 28.99	CCC	2,669,716
2,750	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 4.500%, 1/01/27 (Alternative Minimum Tax)	1/22 at 100.00	A	3,065,288
5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2007A, 4.500%, 1/01/28 – NPFG Insured	7/17 at 100.00	Aa2	5,224,100
540	Madera County, California, Certificates of Participation, Children's Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	604,876

84	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,000	Martinez Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2011, 5.875%, 8/01/31	8/24 at 100.00	AA	$2,626,160
1,000	Mendocino-Lake Community College District, Mendocino and Lake Counties, California, General Obligation Bonds, Election 2006, Series 2011B, 0.000%, 8/01/31 – AGM Insured (6)	8/26 at 100.00	AA	1,235,420
	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A:
1,030	0.000%, 8/01/28 (6)	2/28 at 100.00	AA	957,612
2,320	0.000%, 8/01/43 (6)	8/35 at 100.00	AA	1,821,618
5,420	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	7,778,134
	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C:
2,700	7.000%, 11/01/34	No Opt. Call	A	4,055,859
2,200	6.500%, 11/01/39	No Opt. Call	A	3,157,176
5,385	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	5,466,744
	North Orange County Community College District, California, General Obligation Bonds, Election of 2002 Series 2003B:
7,735	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa1	6,327,694
4,180	0.000%, 8/01/26 – FGIC Insured	No Opt. Call	Aa1	3,302,242
10,885	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002 Series 2005B, 0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA–	8,727,049
3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Ba1	3,352,410
1,100	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Ba1	1,195,359
6,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	AA–	4,844,040
12,210	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40 (6)	8/30 at 100.00	A+	13,341,012
5,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured (6)	8/29 at 100.00	AA	5,845,400
1,750	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001B, 0.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,493,468
2,000	Pasadena, California, Certificates of Participation, Refunding Series 2008C, 5.000%, 2/01/33 (Pre-refunded 2/01/18)	2/18 at 100.00	AA+ (4)	2,152,640
9,315	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1989A, 7.600%, 1/01/23 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	13,035,597
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011, 5.500%, 5/01/32	5/21 at 100.00	AA–	2,934,350
3,850	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 0.000%, 10/01/28 – AGM Insured (6)	10/25 at 100.00	AA	4,426,691
2,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2007A, 5.000%, 7/01/47	7/17 at 100.00	Baa2	2,060,440
3,200	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 0.000%, 7/01/27 – AGM Insured	No Opt. Call	AA	2,348,128
2,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	2,330,180
205	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	239,471
2,755	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured	No Opt. Call	A1	2,259,210

Nuveen	85

NZF	Nuveen Enhanced Municipal Credit Opportunities Fund
(formerly Nuveen Dividend Advantage Municipal Fund 3)
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,550	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	$4,385,812
165	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	187,569
3,000	San Diego Community College District, California, General Obligation Bonds, Tender Option Bond Trust 1005, 13.018%, 8/01/41 (IF) (7)	8/21 at 100.00	AA+	4,484,460
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 2015-XF0098, 18.782%, 2/01/33 (IF)	8/19 at 100.00	AA	2,867,592
11,310	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2006A, 4.250%, 7/01/31 – AGM Insured (UB)	7/16 at 100.00	AA+	11,377,521
670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A– (4)	792,389
4,150	San Joaquin Delta Community College District, California, General Obligation Bonds, Election 2004 Series 2008B, 0.000%, 8/01/29 – AGM Insured	8/18 at 53.32	AA	2,161,445
2,700	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BB+	2,973,159
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
6,630	5.000%, 1/15/44	1/25 at 100.00	BBB–	7,360,294
3,160	5.000%, 1/15/50	1/25 at 100.00	BBB–	3,480,677
7,205	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	AA–	5,833,961
5,000	San Jose, California, Airport Revenue Bonds, Series 2007A, 6.000%, 3/01/47 – AMBAC Insured (Alternative Minimum Tax)	3/17 at 100.00	A2	5,205,600
4,000	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 2015-XF2185, 16.527%, 9/01/38 – BHAC Insured (IF)	9/17 at 100.00	AA+	4,933,720
5,760	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/45	No Opt. Call	AA	1,413,965
690	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	A+	778,513
3,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.000%, 6/01/37	7/16 at 100.00	BB+	2,999,850
1,800	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	Aa2	1,337,544
	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B:
4,005	0.000%, 8/01/36 – AGM Insured (6)	8/31 at 100.00	AA	3,339,810
3,900	5.625%, 5/01/41 – AGM Insured	8/21 at 100.00	AA	4,697,979
3,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	3,519,180
470,990	Total California			450,791,735
	Colorado – 8.1% (5.6% of Total Investments)
1,250	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Series 2010, 6.250%, 12/01/35 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa2 (4)	1,544,025
1,500	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/35 – BAM Insured	12/25 at 100.00	AA	1,733,460
1,600	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	1,617,088
700	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	714,007

86	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$625	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 6.000%, 12/01/38	12/23 at 100.00	BBB	$747,644
500	Cherry Creek Corporate Center Metropolitan District (in the City of Glendale), Arapahoe County, Colorado, Senior Lien Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/37	12/25 at 100.00	N/R	509,565
1,240	Colorado City Metropolitan District, Oueblo county, Colorado, Water and Wastewater Enterprise Revenue Bonds, Refunding & Improvement Series 2012, 4.500%, 12/01/34	No Opt. Call	BBB+	1,307,134
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	BBB	1,074,090
2,315	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.400%, 5/01/26	5/16 at 102.00	N/R	2,323,519
9,440	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	A+	9,546,483
3,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	A+	3,753,909
9,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	10,599,146
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children's Hospital Colorado Project, Series 2013A, 5.000%, 12/01/36	12/23 at 100.00	A+	2,267,460
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project, Series 2012, 4.000%, 12/01/42	No Opt. Call	A	2,081,640
3,655	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 5.000%, 6/01/45	No Opt. Call	A–	4,062,021
585	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB+	688,311
1,150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA	1,251,350
11,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	12,754,075
3,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	3,629,710
3,250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB+	3,366,772
2,250	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1, 5.000%, 11/15/38	11/23 at 100.00	AA	2,675,407
20	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2009A, 5.000%, 3/01/34	3/19 at 100.00	Aa2	22,065
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2009A:
1,175	5.000%, 3/01/34 (Pre-refunded 3/01/19)	3/19 at 100.00	N/R (4)	1,309,314
5	5.000%, 3/01/34 (Pre-refunded 3/01/19)	3/19 at 100.00	N/R (4)	5,585
1,945	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Refunding Series 2015, 5.000%, 8/01/36 – BAM Insured	8/25 at 100.00	AA	2,293,427
5,000	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	AA	5,114,950
1,000	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB+	1,077,500
500	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.250%, 12/01/30	12/20 at 103.00	N/R	527,060
2,200	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	2,611,136
3,870	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	4,436,878

Nuveen	87

NZF	Nuveen Enhanced Municipal Credit Opportunities Fund
(formerly Nuveen Dividend Advantage Municipal Fund 3)
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$2,200	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 4.750%, 12/01/35 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	$2,219,382
	Denver, Colorado, Airport System Revenue Bonds, Series 2006:
10,730	5.000%, 11/15/23 – FGIC Insured	11/16 at 100.00	AA–	10,998,250
9,900	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	AA–	10,145,421
8,675	5.000%, 11/15/25 – FGIC Insured	11/16 at 100.00	AA–	8,887,971
	Denver, Colorado, Airport System Revenue Bonds, Series 2006A:
5,365	5.000%, 11/15/23 – FGIC Insured (UB)	11/16 at 100.00	AA–	5,499,125
4,335	5.000%, 11/15/25 – FGIC Insured (UB)	11/16 at 100.00	AA–	4,441,424
10,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/41	No Opt. Call	BBB+	3,936,200
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
2,830	0.000%, 9/01/16 – NPFG Insured	No Opt. Call	AA–	2,820,520
8,845	0.000%, 9/01/26 – NPFG Insured	No Opt. Call	AA–	6,681,425
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
7,550	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	4,966,314
11,100	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	AA–	6,764,451
10,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	5,881,600
8,135	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/28 – NPFG Insured	9/20 at 63.98	AA–	4,500,363
	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015:
475	5.500%, 12/01/30	12/22 at 100.00	N/R	516,472
180	5.250%, 12/01/34	12/22 at 100.00	N/R	189,506
500	Erie Highlands Metropolitan District No. 1 (In the Town of Erie), Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45	12/20 at 103.00	N/R	509,730
1,000	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.125%, 12/01/46	12/21 at 103.00	N/R	1,008,200
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
1,125	5.750%, 12/01/30	12/24 at 100.00	N/R	1,221,953
500	6.000%, 12/01/38	12/24 at 100.00	N/R	541,675
	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007:
950	5.125%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	973,921
2,000	5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	AA	2,047,460
1,000	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A	1,085,560
1,870	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	BBB	2,116,298
3,015	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA (4)	3,683,034
1,590	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	1,827,594
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
4,355	6.000%, 1/15/34	7/20 at 100.00	BBB+	5,057,897
2,365	6.000%, 1/15/41	7/20 at 100.00	BBB+	2,741,508
2,083	Salida Hospital District, Colorado, Revenue Bonds, Series 2006, 5.250%, 10/01/36	10/16 at 100.00	N/R	2,090,186
1,465	SBC Metropolitan District, Colorado, General Obligation Bonds, Series 2012, 4.000%, 12/01/37	No Opt. Call	BBB+	1,484,455
650	Thompson Crossing Metropolitan District No. 6 in the Town of Johnstown, Larimer County, Colorado, General Obligation Limited Tax Bonds Series 2015A, 6.000%, 12/01/44	12/20 at 103.00	N/R	664,541
203,233	Total Colorado			191,147,167

88	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut – 0.2% (0.2% of Total Investments)
$1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	$1,656,675
3,650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	3,677,740
5,150	Total Connecticut			5,334,415
	District of Columbia – 1.0% (0.7% of Total Investments)
3,390	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	3,704,897
	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A:
5,000	4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	5,065,400
14,000	4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	AA+	14,205,100
22,390	Total District of Columbia			22,975,397
	Florida – 5.1% (3.5% of Total Investments)
1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	1,339,850
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
1,005	5.000%, 9/01/43	9/23 at 100.00	BBB–	1,043,049
865	5.000%, 9/01/45	9/23 at 100.00	BBB–	896,650
665	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.700%, 5/01/36	5/26 at 100.00	N/R	666,576
2,115	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Series 2009B, 7.000%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	A (4)	2,488,615
3,430	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/16 at 100.00	B2	3,454,250
5,005	Broward County, Florida, Airport System Revenue Bonds, Refunding Series 2009O, 5.375%, 10/01/29	10/19 at 100.00	A+	5,689,083
1,480	Broward County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC Project, Series 2013A, 5.000%, 4/01/33 – AGM Insured (Alternative Minimum Tax)	4/23 at 100.00	AA	1,667,694
4,390	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A, 5.000%, 7/04/50	7/25 at 100.00	A	4,549,840
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1:
125	5.250%, 11/01/37	11/28 at 100.00	N/R	123,886
160	5.600%, 11/01/46	11/28 at 100.00	N/R	159,534
690	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-2, 5.625%, 11/01/35	No Opt. Call	N/R	692,436
	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
555	5.250%, 5/01/35	5/26 at 100.00	N/R	573,321
620	5.300%, 5/01/36	5/26 at 100.00	N/R	640,913
955	5.500%, 5/01/45	5/26 at 100.00	N/R	986,916
1,310	5.500%, 5/01/46	5/26 at 100.00	N/R	1,351,697
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A:
900	6.000%, 6/15/35	6/25 at 100.00	N/R	928,629
565	6.125%, 6/15/46	6/25 at 100.00	N/R	578,001
1,100	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	A–	1,308,307
385	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36	5/26 at 100.00	N/R	387,133

Nuveen	89

NZF	Nuveen Enhanced Municipal Credit Opportunities Fund
(formerly Nuveen Dividend Advantage Municipal Fund 3)
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$4,695	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2015A, 5.000%, 10/01/44	10/24 at 100.00	A–	$5,449,815
1,750	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40 (Alternative Minimum Tax)	10/24 at 100.00	A+	1,976,765
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2014B, 5.000%, 10/01/37	10/24 at 100.00	A	2,359,280
2,490	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Refunding Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+	2,879,560
7,045	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	8,133,593
1,000	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	1,014,530
2,140	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35	8/26 at 100.00	N/R	2,182,137
2,185	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	2,364,345
5,085	Orange County, Florida, Tourist Development Tax Revenue Bonds, Refunding Series 2007, 4.750%, 10/01/29 – FGIC Insured	No Opt. Call	AA	5,331,368
2,335	Orlando, Florida, Capital Improvement Special Revenue Bonds, Series 2014B, 5.000%, 10/01/46	10/24 at 100.00	AA+	2,708,507
85	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	103,822
	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
1,795	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	1,878,988
1,500	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	AA–	1,567,485
5,000	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	5,203,000
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016:
180	4.750%, 11/01/28	11/27 at 100.00	N/R	180,792
300	5.375%, 11/01/36	11/27 at 100.00	N/R	300,126
590	South Broward Hospital District, Florida, Hospital Revenue Bonds, Memorial Health System, Refunding Series 2008, 5.000%, 5/01/28	5/18 at 100.00	AA	631,619
25,640	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (7)	8/17 at 100.00	AA–	26,607,142
1,350	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.125%, 7/01/34	1/24 at 100.00	A–	1,537,799
11,000	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	12,021,900
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	3,819,750
70	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39 (6)	5/17 at 100.00	N/R	56,230
200	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (6)	5/19 at 100.00	N/R	120,164
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)	5/22 at 100.00	N/R	37,863
110	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (8)	5/18 at 100.00	N/R	1
10	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT, 6.650%, 5/01/40 (8)	5/18 at 100.00	N/R	10,222
200	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/17 at 100.00	N/R	202,368

90	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$295	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (8)	5/18 at 100.00	N/R	$182,862
180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (8)	5/18 at 100.00	N/R	94,441
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (8)	5/18 at 100.00	N/R	2
300	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1, 5.375%, 11/01/37	11/27 at 100.00	N/R	299,808
515	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-2, 5.625%, 11/01/35	No Opt. Call	N/R	516,210
111,195	Total Florida			119,298,874
	Georgia – 2.8% (1.9% of Total Investments)
2,725	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40	7/25 at 100.00	Aa3	3,268,964
15,295	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.250%, 1/01/30	1/21 at 100.00	Aa3	17,828,311
1,500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA	1,687,815
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015:
2,830	5.000%, 11/01/33	5/25 at 100.00	AA–	3,427,837
1,460	5.000%, 11/01/35	5/25 at 100.00	AA–	1,754,000
4,400	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	AA–	5,374,644
2,900	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/26	7/16 at 100.00	BB–	2,900,580
3,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB–	3,754,660
2,000	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006A, 5.125%, 7/01/42	7/17 at 100.00	N/R	2,013,700
2,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30	2/20 at 100.00	A	2,763,500
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
2,000	5.250%, 2/15/37	2/20 at 100.00	AA–	2,225,460
5,000	5.125%, 2/15/40	2/20 at 100.00	AA–	5,498,800
4,960	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1993B, 5.700%, 1/01/19 – FGIC Insured (ETM)	No Opt. Call	A1 (4)	5,524,051
4,010	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.000%, 7/01/60	7/25 at 100.00	A+	4,550,147
2,500	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA	2,768,475
57,330	Total Georgia			65,340,944
	Guam – 0.2% (0.2% of Total Investments)
4,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.500%, 7/01/30	7/20 at 100.00	A–	4,500,360
810	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	943,747
4,810	Total Guam			5,444,107
	Hawaii – 0.3% (0.2% of Total Investments)
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.500%, 7/01/40	7/20 at 100.00	A1	1,121,710

Nuveen	91

NZF	Nuveen Enhanced Municipal Credit Opportunities Fund
(formerly Nuveen Dividend Advantage Municipal Fund 3)
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Hawaii (continued)
$3,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A1	$3,558,240
1,175	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.625%, 7/01/33	7/23 at 100.00	BB+	1,332,873
5,175	Total Hawaii			6,012,823
	Idaho – 0.0% (0.0% of Total Investments)
595	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	Baa1	669,054
	Illinois – 17.9% (12.4% of Total Investments)
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.500%, 12/01/39	No Opt. Call	B+	846,170
34,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B+	32,758,564
2,950	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Refunding Series 2004A, 5.000%, 12/01/20 – NPFG Insured	7/16 at 100.00	AA–	2,959,469
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
1,260	0.000%, 12/01/26 – NPFG Insured	No Opt. Call	AA–	768,235
9,855	0.000%, 12/01/28 – FGIC Insured	No Opt. Call	AA–	5,321,700
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
2,520	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	AA–	1,446,278
5,460	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	AA–	2,427,734
4,300	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	4,701,663
3,270	Chicago, Illinois, FHA/GNMA Collateralized Multifamily Housing Revenue Bonds, Stone Terrace Apartments, Series 2001A, 5.750%, 12/20/42 (Alternative Minimum Tax)	6/16 at 100.00	AA	3,275,722
1,655	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Refunding Series 2013B, 5.000%, 1/01/26	1/23 at 100.00	A	1,970,476
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
5,530	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	AA–	2,203,539
17,310	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	AA–	5,747,612
3,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%, 1/01/31 – AGM Insured	7/16 at 100.00	AA	3,003,210
1,100	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/40	1/25 at 100.00	BBB+	1,096,007
4,390	Chicago, Illinois, General Obligation Bonds, Refunding Project Series 2005B, 4.750%, 1/01/32 – AGM Insured	No Opt. Call	AA	4,403,126
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E:
10,115	5.500%, 1/01/35	1/25 at 100.00	BBB+	10,100,131
3,290	5.500%, 1/01/42	1/25 at 100.00	BBB+	3,280,755
3,000	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB+	2,880,900
3,965	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 – AGM Insured	7/16 at 100.00	AA	3,970,313
4,900	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/39	1/25 at 100.00	BBB+	4,887,015
5,630	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.250%, 1/01/38	No Opt. Call	AA	6,042,735
1,250	Cook County Forest Preserve District, Illinois, General Obligation Bonds, Personal Property Replacement Tax Alternate Source, Series 2012C, 5.000%, 12/15/37 – AGM Insured	6/22 at 100.00	AA	1,380,113
3,360	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2007B, 0.000%, 12/01/24	12/16 at 69.01	AAA	2,304,826
25,375	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	27,391,297

92	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$800	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 5.500%, 12/01/30	12/25 at 100.00	N/R	$811,336
	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
1,650	6.875%, 10/01/31	10/21 at 100.00	BBB–	1,812,063
2,100	7.125%, 10/01/41	10/21 at 100.00	BBB–	2,319,471
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA+	1,712,985
1,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA+	1,112,370
2,000	Illinois Finance Authority, Revenue Bonds, Children's Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA	2,140,800
5,220	Illinois Finance Authority, Revenue Bonds, DePaul University, Series 2011A, 5.750%, 10/01/27	4/21 at 100.00	A	6,137,206
8,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	8,509,120
1,000	Illinois Finance Authority, Revenue Bonds, Hospital Sisters Services Inc., Series 2007, 5.000%, 3/15/26	No Opt. Call	AA–	1,026,680
5,015	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%, 5/15/43	5/22 at 100.00	Baa1	5,414,445
3,160	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	3,655,362
10,270	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/32 (Pre-refunded 5/15/17) – NPFG Insured	5/17 at 100.00	AA– (4)	10,731,020
500	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	Baa2	597,120
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	489,700
905	6.000%, 7/01/43	7/23 at 100.00	A–	1,092,281
2,910	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding Series 2009, 6.125%, 5/15/25	5/19 at 100.00	Baa2	3,276,514
90	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding Series 2009, 6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	104,150
1,600	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 5.000%, 5/15/19 – AGM Insured	5/18 at 100.00	AA	1,725,552
1,665	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	1,951,996
9,195	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	9,745,045
4,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB+	4,370,080
1,050	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	1,177,974
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
7,000	6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	8,355,200
2,000	7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	2,395,300
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA	560,110
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (UB) (7)	2/21 at 100.00	AA–	2,835,575
4,125	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	4,608,739
8,395	Illinois Finance Authority, Revenue Bonds, University of Chicago, Tender Option Bond Trust 2015-XF0248, 8.984%, 7/01/46 (IF) (7)	7/17 at 100.00	AA+	9,251,542

Nuveen	93

NZF	Nuveen Enhanced Municipal Credit Opportunities Fund
(formerly Nuveen Dividend Advantage Municipal Fund 3)
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2015A, 5.000%, 10/01/46 (UB) (7)	10/25 at 100.00	AA+	$3,451,020
7,875	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	8,020,136
	Illinois State, General Obligation Bonds, February Series 2014:
1,600	5.250%, 2/01/32	2/24 at 100.00	A–	1,751,104
1,000	5.250%, 2/01/33	2/24 at 100.00	A–	1,093,040
1,130	5.250%, 2/01/34	2/24 at 100.00	A–	1,229,598
1,000	5.000%, 2/01/39	2/24 at 100.00	A–	1,056,490
	Illinois State, General Obligation Bonds, Refunding Series 2012:
7,565	5.000%, 8/01/21	No Opt. Call	A–	8,434,748
2,925	5.000%, 8/01/22	No Opt. Call	A–	3,288,987
2,615	5.000%, 8/01/25	8/22 at 100.00	A–	2,875,009
6,000	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/28	7/16 at 100.00	A–	6,022,020
910	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	995,513
3,000	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006A-1, 5.000%, 1/01/20 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	AA (4)	3,023,430
7,250	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	8,256,880
2,755	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A, 5.000%, 1/01/40	7/25 at 100.00	AA–	3,222,744
560	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0051, 16.708%, 1/01/21 (IF)	No Opt. Call	AA–	871,310
2,500	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/23 – NPFG Insured	No Opt. Call	Aa3	2,027,550
9,795	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington, Illinois, General Obligation Bonds, 2002, 5.250%, 12/01/19 – AGM Insured (UB)	No Opt. Call	AAA	11,265,621
7,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (9)	7/16 at 100.00	N/R	3,149,369
1,245	Mc Henry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General Obligation Bonds, Series 2011B, 6.250%, 2/01/21 – AGM Insured	2/20 at 100.00	A2	1,460,796
1,315	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois, General Obligation Bonds, Series 2003, 0.000%, 1/01/21 – FGIC Insured	No Opt. Call	A3	1,172,230
	McHenry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General Obligation Bonds, Series 2011A:
1,000	6.000%, 2/01/24 – AGM Insured	2/20 at 100.00	A2	1,144,960
1,030	6.000%, 2/01/25 – AGM Insured	2/20 at 100.00	A2	1,179,309
2,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	BBB+	2,651,200
5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BBB+	5,904,198
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A:
23,110	0.000%, 12/15/52	No Opt. Call	BBB+	3,770,859
1,230	5.000%, 6/15/53	12/25 at 100.00	BBB	1,344,796
12,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	BBB+	12,838,200
45,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/43 – AGM Insured	No Opt. Call	AA	14,021,550
7,075	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 6/15/24 – NPFG Insured	No Opt. Call	AA–	5,381,386
2,680	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 6/15/29 – NPFG Insured	No Opt. Call	AA–	3,301,385

94	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$145	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 6/15/29 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	$189,925
1,730	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2002B, 5.550%, 6/15/21 – NPFG Insured	6/17 at 101.00	AA–	1,834,821
770	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2002B, 5.550%, 6/15/21 (Pre-refunded 6/15/17) – NPFG Insured	6/17 at 101.00	AA– (4)	820,150
1,165	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/21 – FGIC Insured	No Opt. Call	A3	1,004,009
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
9,500	0.000%, 6/15/24 – NPFG Insured (6)	6/22 at 101.00	AA–	10,475,080
8,400	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	AA–	4,649,568
10,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AA–	4,037,900
36,040	0.000%, 6/15/40 – NPFG Insured	No Opt. Call	AA–	12,225,489
3,720	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	AA–	1,199,588
2,898	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2007, 4.700%, 3/01/30 – RAAI Insured	7/16 at 100.00	AA	2,901,941
	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
480	5.000%, 10/01/25	10/22 at 100.00	Baa1	550,934
400	5.000%, 10/01/26	10/22 at 100.00	Baa1	455,800
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
780	5.250%, 6/01/21	No Opt. Call	A	918,941
2,000	6.250%, 6/01/24	6/16 at 100.00	A	2,010,220
4,200	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	4,818,912
1,890	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2003A, 5.500%, 7/01/22 – FGIC Insured	No Opt. Call	AA	2,337,854
3,815	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	B+	3,339,842
1,580	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/32	10/23 at 100.00	A	1,881,101
11,350	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured	No Opt. Call	A2	9,001,231
520,448	Total Illinois			421,946,070
	Indiana – 5.8% (4.0% of Total Investments)
	Carmel Redevelopment Authority, Indiana, Lease Rent Revenue Bonds, Series 2005:
1,950	0.000%, 2/01/24	No Opt. Call	AA+	1,666,704
2,705	0.000%, 2/01/25	No Opt. Call	AA+	2,240,470
4,400	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured	No Opt. Call	AA+	3,774,276
3,000	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (4)	3,036,630
680	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University Project, Refunding Series 2012B, 5.000%, 2/01/29	2/22 at 100.00	BBB+	773,962
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	B–	1,030,963
80	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	B+	74,363
1,230	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	B+	1,076,803

Nuveen	95

NZF	Nuveen Enhanced Municipal Credit Opportunities Fund
(formerly Nuveen Dividend Advantage Municipal Fund 3)
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$11,000	Indiana Finance Authority, Health System Revenue Bonds, Franciscan Alliance, Inc. Obligated Group, Series 2016A, 4.000%, 11/01/51	11/25 at 100.00	AA	$11,247,280
4,465	Indiana Finance Authority, Health System Revenue Bonds, Sisters of Saint Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	5,000,577
1,815	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	2,033,689
1,500	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30	3/20 at 100.00	BBB–	1,591,485
1,875	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A, 4.000%, 12/01/40	6/25 at 100.00	AA	1,984,856
9,300	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A, 5.000%, 10/01/44	10/23 at 100.00	BBB+	10,233,348
	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A:
5,380	5.000%, 7/01/44 (Alternative Minimum Tax)	7/23 at 100.00	BBB+	5,859,197
5,100	5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB+	5,530,746
5,370	5.250%, 1/01/51 (Alternative Minimum Tax)	7/23 at 100.00	BBB+	5,893,414
6,730	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	7,583,364
	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
605	5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BBB–	684,709
3,165	5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB–	3,509,289
7,000	5.000%, 9/01/46 (Alternative Minimum Tax)	9/24 at 100.00	BBB–	7,584,780
6,700	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	7,665,269
13,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	A+	14,828,580
3,485	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-5, 5.000%, 11/15/36	11/16 at 100.00	AA+	3,569,372
2,295	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A+	2,366,306
2,445	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (4)	2,545,196
5,180	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 (Pre-refunded 1/01/17) – NPFG Insured	1/17 at 100.00	AA– (4)	5,332,810
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
2,470	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	2,028,191
10,000	0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA	7,951,500
1,000	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series 2016, 5.750%, 4/01/36 (WI/DD, Settling 5/02/16)	4/24 at 102.00	N/R	1,005,200
1,250	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (Alternative Minimum Tax)	11/23 at 100.00	N/R	1,411,287
830	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	1,027,084
	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
2,500	5.750%, 9/01/42	9/17 at 100.00	N/R	2,577,450
2,500	5.800%, 9/01/47	9/17 at 100.00	N/R	2,577,425
132,055	Total Indiana			137,296,575
	Iowa – 1.5% (1.0% of Total Investments)
1,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/20	7/16 at 100.00	BB+	1,004,400

96	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa (continued)
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
$3,000	5.000%, 12/01/19	No Opt. Call	BB–	$3,103,830
7,055	5.500%, 12/01/22	12/18 at 100.00	BB–	7,349,546
1,255	5.250%, 12/01/25	12/23 at 100.00	BB–	1,355,061
1,630	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Refunding Series 2011, 6.000%, 10/01/31	10/21 at 100.00	BBB	1,831,321
1,900	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Series 2012, 5.000%, 9/01/43	9/23 at 100.00	BB	1,920,577
2,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	2,213,560
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
6,425	5.375%, 6/01/38	7/16 at 100.00	B+	6,424,422
525	5.500%, 6/01/42	7/16 at 100.00	B+	524,963
3,020	5.625%, 6/01/46	7/16 at 100.00	B+	3,019,789
6,590	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	6,606,870
34,400	Total Iowa			35,354,339
	Kansas – 0.8% (0.6% of Total Investments)
	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A:
2,000	5.000%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	Aa3 (4)	2,374,180
1,000	5.000%, 9/01/27 (Pre-refunded 9/01/21)	9/21 at 100.00	Aa3 (4)	1,187,090
2,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28	5/22 at 100.00	Aa2	2,354,640
1,485	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 5.000%, 12/01/31	12/20 at 100.00	A3	1,651,840
	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B:
1,000	5.125%, 5/15/37	5/16 at 101.00	N/R	1,006,770
1,000	5.125%, 5/15/42	5/16 at 101.00	N/R	1,006,260
2,755	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	2,775,277
555	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	605,744
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015:
3,865	5.750%, 9/01/32	9/25 at 100.00	N/R	3,946,397
1,840	6.000%, 9/01/35	9/25 at 100.00	N/R	1,876,046
30	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	22,700
17,530	Total Kansas			18,806,944
	Kentucky – 1.7% (1.2% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	1,146,740
6,015	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010B, 6.375%, 3/01/40	6/20 at 100.00	BBB+	6,942,032
1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	A+	1,633,560
	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Revenue Bonds, Rosedale Green Project, Refunding Series 2015:
500	5.750%, 11/15/45	11/25 at 100.00	N/R	522,575
2,250	5.750%, 11/15/50	11/25 at 100.00	N/R	2,332,688

Nuveen	97

NZF	Nuveen Enhanced Municipal Credit Opportunities Fund
(formerly Nuveen Dividend Advantage Municipal Fund 3)
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
$1,000	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	$1,083,450
1,000	6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA	1,081,310
1,100	6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA	1,189,441
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
2,130	5.000%, 7/01/40	7/25 at 100.00	BBB+	2,393,971
2,940	5.000%, 1/01/45	7/25 at 100.00	BBB+	3,274,895
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
1,335	0.000%, 7/01/43 (6)	7/31 at 100.00	Baa3	1,075,316
2,295	0.000%, 7/01/46 (6)	7/31 at 100.00	Baa3	1,847,314
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
3,080	5.750%, 7/01/49	7/23 at 100.00	Baa3	3,545,542
615	6.000%, 7/01/53	7/23 at 100.00	Baa3	719,366
5,400	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	Aa3	6,237,540
5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.250%, 3/01/31	3/21 at 100.00	A3	5,823,350
215	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A, 4.000%, 10/01/29	10/22 at 100.00	A+	228,829
37,375	Total Kentucky			41,077,919
	Louisiana – 2.2% (1.5% of Total Investments)
2,000	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	BB	2,285,000
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB+	3,252,390
7,445	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	8,387,909
1,460	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Refunding Series 2015A, 5.000%, 7/01/39	7/25 at 100.00	A+	1,686,869
11,960	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	A–	12,415,676
4,540	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	4,772,266
4,425	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41	5/21 at 100.00	A–	5,334,337
325	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 8.375%, 12/15/43	12/23 at 100.00	N/R	390,559
2,235	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	2,536,881
5,100	New Orleans Aviation Board, Louisiana, Revenue Bonds, North Terminal Project, Series 2015B, 5.000%, 1/01/45 (Alternative Minimum Tax)	1/25 at 100.00	A–	5,720,415
2,560	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	2,917,350
2,145	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB	2,201,092
47,195	Total Louisiana			51,900,744
	Maine – 0.3% (0.2% of Total Investments)
1,025	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	BBB	1,124,118

98	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine (continued)
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
$2,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	$2,281,600
1,050	6.750%, 7/01/41	7/21 at 100.00	BBB–	1,196,255
1,250	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,407,650
5,325	Total Maine			6,009,623
	Maryland – 0.2% (0.2% of Total Investments)
1,000	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007B, 5.250%, 4/01/37	4/17 at 100.00	N/R	1,007,160
65	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	6/16 at 100.00	Aa2	65,218
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (8)	12/16 at 100.00	N/R	1,194,340
555	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	564,829
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Series 2015, 5.000%, 7/01/45	7/24 at 100.00	A	2,284,020
355	Prince George's County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46	1/26 at 100.00	N/R	365,991
5,975	Total Maryland			5,481,558
	Massachusetts – 2.5% (1.7% of Total Investments)
5,680	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34	7/18 at 100.00	AAA	6,203,810
2,320	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	2,545,295
8,825	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	9,975,074
475	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	No Opt. Call	BBB	536,631
1,525	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015, 4.500%, 1/01/45	1/25 at 100.00	BBB+	1,634,617
2,375	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/16 at 101.00	N/R	2,401,291
1,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	1,672,665
620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 & 2, 5.125%, 7/01/33	7/18 at 100.00	A–	660,083
5,800	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	6,483,240
400	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	448,776
5,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	7/16 at 100.00	N/R	5,019,600
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	5,333,832
6,930	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (7)	2/17 at 100.00	AA+	7,135,406
7,175	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	8,296,309
53,185	Total Massachusetts			58,346,629

Nuveen	99

NZF	Nuveen Enhanced Municipal Credit Opportunities Fund
(formerly Nuveen Dividend Advantage Municipal Fund 3)
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 5.6% (3.8% of Total Investments)
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013:
$1,025	6.000%, 10/01/33	10/23 at 100.00	N/R	$1,000,093
1,250	6.000%, 10/01/43	10/23 at 100.00	N/R	1,187,225
15,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	AA	19,059,000
1,930	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A–	2,149,923
625	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA	675,488
5	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 4.500%, 7/01/35 – NPFG Insured	7/16 at 100.00	AA–	5,015
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	3,814,800
2,835	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	3,054,259
2,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	2,720,000
	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B:
5,400	4.625%, 7/01/34 – FGIC Insured	7/16 at 100.00	AA–	5,433,588
4,375	5.000%, 7/01/36 – MBIA-NPFG Insured	7/16 at 100.00	AA–	4,405,056
2,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A–	2,205,960
3,750	Detroit, Michigan, Water Supply System Second Lien Revenue Refunding Bonds, Series 2006C, 5.000%, 7/01/33 – AGM Insured	No Opt. Call	AA	3,775,763
4,000	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	4,027,480
2,000	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A, 5.000%, 8/15/38 (Pre-refunded 8/15/17)	8/17 at 100.00	N/R (4)	2,110,340
2,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Series 2014A, 5.000%, 7/01/47	No Opt. Call	AA–	2,239,680
1,500	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured	6/20 at 100.00	AA	1,689,075
6,880	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2010, 5.500%, 5/15/36	5/20 at 100.00	A2	7,781,005
1,900	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 5.250%, 7/01/30	7/16 at 100.00	BB	1,900,152
3,580	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.500%, 7/01/41	7/21 at 100.00	AA–	4,233,278
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 – NPFG Insured	7/24 at 100.00	AA–	1,135,420
4,980	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA–	5,606,135
20	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	24,192
3,670	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/32	6/22 at 100.00	AA	4,247,988
2,860	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012D, 3.650%, 10/01/32	4/22 at 100.00	AA	2,944,456
2,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2009-I, 5.000%, 10/15/23 – AGC Insured	No Opt. Call	AA	2,821,925
2,250	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.375%, 10/15/41	10/21 at 100.00	Aa2	2,619,675
100	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$3,595	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 – NPFG Insured	10/16 at 50.02	Aa2	$1,784,055
2,655	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 (Pre-refunded 10/15/16) – NPFG Insured	10/16 at 50.02	Aa2 (4)	1,324,580
	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Refunding Series 2015-I:
12,500	5.000%, 4/15/32	10/25 at 100.00	Aa2	15,165,250
6,000	5.000%, 10/15/45	10/25 at 100.00	Aa2	6,949,860
3,220	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A–	3,664,328
4,500	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	4,622,175
365	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	374,497
1,525	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B+	1,573,998
2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A, 5.000%, 12/01/37	No Opt. Call	A	2,232,420
119,195	Total Michigan			130,558,134
	Minnesota – 0.9% (0.6% of Total Investments)
2,020	Dakota County Community Development Agency, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Rose Apartments Project, Series 2001, 6.350%, 10/20/37 (Alternative Minimum Tax)	10/16 at 100.00	Aa1	2,044,482
1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	1,069,960
5,265	Housing and Redevelopment Authority of the City of Saint Paul, Minnesota, Health Care Facilities Revenue Refunding Bonds, HealthPartners Obligated Group, Series 2015A, 5.000%, 7/01/33	7/25 at 100.00	A	6,226,442
4,230	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA	4,768,225
770	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 (Pre-refunded 11/15/18) – AGC Insured	11/18 at 100.00	AA (4)	879,586
1,145	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2007B, 5.000%, 1/01/24 – NPFG Insured	1/17 at 100.00	AA–	1,177,403
4,250	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	4,260,497
18,680	Total Minnesota			20,426,595
	Mississippi – 0.4% (0.3% of Total Investments)
1,990	Mississippi Business Finance Corporation, GNMA Collateralized Retirement Facility Mortgage Revenue Refunding Bonds, Aldersgate Retirement Community Inc. Project, Series 1999A, 5.450%, 5/20/34	5/16 at 100.00	AA+	1,998,497
620	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/16 at 100.00	BBB	639,883
5,215	Mississippi State, General Obligation Bonds, Refunding Series 2002A, 5.500%, 12/01/18	No Opt. Call	AA+	5,848,153
1,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	1,119,390
8,825	Total Mississippi			9,605,923
	Missouri – 2.3% (1.6% of Total Investments)
1,400	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44	10/22 at 100.00	AA+	1,593,970
3,495	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	B	3,304,243

Nuveen	101

NZF	Nuveen Enhanced Municipal Credit Opportunities Fund
(formerly Nuveen Dividend Advantage Municipal Fund 3)
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$1,270	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	N/R	$1,284,923
1,000	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007, 5.000%, 12/01/32	12/17 at 100.00	N/R	1,012,900
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,116,900
12,005	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	AA–	8,033,386
1,000	Liberty Public School District 53,Clay County, Missouri, Lease Participation Certificates, School Boards Association, Series 2014, 5.000%, 4/01/31	4/22 at 100.00	AA–	1,158,270
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
1,560	5.125%, 6/01/25	No Opt. Call	N/R	1,603,025
3,810	5.750%, 6/01/35	6/25 at 100.00	N/R	3,894,353
3,695	6.000%, 6/01/46	6/25 at 100.00	N/R	3,789,075
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A:
1,590	5.000%, 6/01/30	6/23 at 100.00	A1	1,808,164
2,700	5.000%, 6/01/33	6/23 at 100.00	A1	3,042,468
665	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+	749,063
505	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34	10/23 at 100.00	A	587,431
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A:
50	5.000%, 11/15/44	11/23 at 100.00	A2	56,580
6,930	5.000%, 11/15/48	11/23 at 100.00	A2	7,822,030
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F, 5.000%, 11/15/45	11/24 at 100.00	AA–	2,268,840
2,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	2,907,075
2,000	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/32 (Pre-refunded 1/01/17) – AMBAC Insured	1/17 at 100.00	AA+ (4)	2,060,100
	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A:
370	4.500%, 12/15/23 – NPFG Insured	12/16 at 100.00	AA–	378,898
415	4.500%, 12/15/26 – NPFG Insured	12/16 at 100.00	AA–	425,089
	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A:
955	4.500%, 12/15/23 (Pre-refunded 12/15/16)	12/16 at 100.00	AA– (4)	978,684
1,060	4.500%, 12/15/26 (Pre-refunded 12/15/16)	12/16 at 100.00	AA– (4)	1,086,288
430	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	498,134
	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew's Resources for Seniors, Series 2015A:
450	5.000%, 12/01/35	12/25 at 100.00	N/R	475,610
130	5.125%, 12/01/45	12/25 at 100.00	N/R	136,577
980	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	N/R	991,515
53,965	Total Missouri			53,063,591
	Nebraska – 0.5% (0.3% of Total Investments)
580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	662,174
	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014:
1,930	5.000%, 5/15/27	5/24 at 100.00	BBB+	2,246,983
3,000	5.000%, 5/15/36	5/24 at 100.00	BBB+	3,352,080

102	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
$650	5.000%, 11/01/45	11/25 at 100.00	A–	$742,092
2,110	5.000%, 11/01/48	11/25 at 100.00	A–	2,408,227
500	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	No Opt. Call	A–	553,700
1,005	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 2016-XF2220, 19.191%, 8/01/40 – BHAC Insured (IF)	2/17 at 100.00	AA+	1,629,849
9,775	Total Nebraska			11,595,105
	Nevada – 3.5% (2.4% of Total Investments)
3,000	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/38	No Opt. Call	AAA	3,373,560
1,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/25 – AGM Insured	No Opt. Call	AA	1,118,090
29,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	33,680,310
6,935	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	7,799,725
5,750	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Tender Option Bond Trust 2633, 18.088%, 7/01/31 – BHAC Insured (IF) (7)	7/17 at 100.00	AA+	6,739,690
1,700	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	2,062,389
4,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/39	12/24 at 100.00	Aa1	4,758,320
3,395	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2009D, 5.000%, 6/01/27	6/19 at 100.00	Aa1	3,780,944
10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	Aa1	11,499,400
5,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	AA–	4,999,800
1,750	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Trust 2634, 17.812%, 7/01/31 – BHAC Insured (IF) (7)	7/17 at 100.00	AA+	2,051,210
71,530	Total Nevada			81,863,438
	New Hampshire – 0.1% (0.1% of Total Investments)
1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	1,691,175
	New Jersey – 3.0% (2.1% of Total Investments)
615	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	702,853
1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,227,149
5,050	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	7/16 at 100.00	AA–	5,102,217
3,050	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/24	3/21 at 100.00	A–	3,318,400
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
835	5.750%, 6/01/31	6/20 at 100.00	Baa3	942,957
3,000	5.875%, 6/01/42	6/20 at 100.00	Baa3	3,359,520
1,120	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/33	7/23 at 100.00	A	1,303,568
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	658,464

Nuveen	103

NZF	Nuveen Enhanced Municipal Credit Opportunities Fund
(formerly Nuveen Dividend Advantage Municipal Fund 3)
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$405	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	$463,053
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A:
3,000	0.000%, 12/15/31	No Opt. Call	A–	1,484,010
12,395	0.000%, 12/15/33	No Opt. Call	A–	5,450,949
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
15,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	AA–	8,374,500
15,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	7,669,650
20,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	9,754,400
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009C, 5.250%, 6/15/32	12/24 at 100.00	A–	5,528,850
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.000%, 6/15/42	No Opt. Call	A–	5,269,800
3,645	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA, 5.000%, 6/15/44	6/23 at 100.00	A–	3,859,691
6,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 5.000%, 6/15/45	6/25 at 100.00	A–	6,703,539
101,120	Total New Jersey			71,173,570
	New Mexico – 0.3% (0.2% of Total Investments)
1,500	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 6.125%, 7/01/40	7/20 at 100.00	BBB–	1,626,075
4,180	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 5.750%, 5/01/30	5/20 at 103.00	N/R	4,426,369
5,680	Total New Mexico			6,052,444
	New York – 8.0% (5.5% of Total Investments)
1,755	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/32	4/17 at 100.00	B	1,538,872
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
3,220	6.000%, 7/15/30	1/20 at 100.00	BBB–	3,687,673
3,065	6.250%, 7/15/40	1/20 at 100.00	BBB–	3,530,573
3,400	0.000%, 7/15/44	No Opt. Call	BBB–	963,526
12,020	0.000%, 7/15/46	No Opt. Call	BBB–	3,033,247
450	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35	7/25 at 100.00	BBB+	529,263
2,500	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	6/16 at 100.00	AA–	2,520,875
3,170	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/50	7/25 at 100.00	A–	3,606,826
4,675	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	5,353,576
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
2,100	5.750%, 2/15/47	2/21 at 100.00	A	2,471,133
6,160	5.250%, 2/15/47	2/21 at 100.00	A	7,047,225
7,310	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	7,488,949
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 (Pre-refunded 9/01/16) – NPFG Insured	9/16 at 100.00	AA– (4)	3,045,000
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A–	3,494,970

104	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$1,200	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	$1,371,900
6,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A–	6,931,140
1,070	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,224,273
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	AA–	3,035,250
750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA–	873,840
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/38	5/23 at 100.00	AA–	2,931,325
12,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA	13,025,408
	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
245	7.500%, 8/01/16 (ETM)	No Opt. Call	N/R (4)	249,114
8,000	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	8,223,440
4,375	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	5,140,100
3,750	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2015 Series AA, 4.000%, 6/15/44	6/24 at 100.00	AA+	4,060,800
1,685	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27	5/17 at 100.00	AAA	1,751,878
3,315	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (4)	3,452,208
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	11,794,500
10	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.625%, 8/01/20 – NPFG Insured	7/16 at 100.00	AA	10,045
49,260	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	53,537,738
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011:
1,870	5.000%, 11/15/44	11/21 at 100.00	A+	2,151,360
2,000	5.750%, 11/15/51	No Opt. Call	A+	2,389,420
3,000	New York State Power Authority, General Revenue Bonds, Series 2011A, 5.000%, 11/15/38	11/21 at 100.00	Aa1	3,542,580
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
6,065	6.500%, 12/01/28	7/16 at 100.00	Baa1	6,117,887
3,430	6.000%, 12/01/36	12/20 at 100.00	Baa1	4,038,516
795	6.000%, 12/01/42	12/20 at 100.00	Baa1	934,976
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/50	5/25 at 100.00	AA–	2,945,475
182,945	Total New York			188,044,881
	North Carolina – 1.0% (0.7% of Total Investments)
1,710	Charlotte-Mecklenburg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Tender Option Bond Trust 2016-XG0005, 14.510%, 1/15/34 (IF) (7)	1/18 at 100.00	AA–	1,935,600
1,950	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%, 1/15/31	1/17 at 100.00	AA–	2,004,249
3,200	North Carolina Capital Facilities Financing Agency, General Revenue Bonds, Duke University, Series 2006A, 5.000%, 10/01/41	No Opt. Call	AA+	3,256,128
940	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015, 5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	1,020,530

Nuveen	105

NZF	Nuveen Enhanced Municipal Credit Opportunities Fund
(formerly Nuveen Dividend Advantage Municipal Fund 3)
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$3,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42	6/19 at 100.00	AA	$3,897,320
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	AA–	3,851,067
4,755	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39 – NPFG Insured	11/16 at 100.00	AA+	4,853,571
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,103,832
21,255	Total North Carolina			22,922,297
	North Dakota – 0.6% (0.4% of Total Investments)
1,000	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,193,050
	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011:
1,500	6.000%, 11/01/28	11/21 at 100.00	A+	1,820,910
2,190	6.250%, 11/01/31	11/21 at 100.00	A+	2,689,605
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
3,000	5.000%, 12/01/29	12/21 at 100.00	A–	3,364,740
1,875	5.000%, 12/01/32	12/21 at 100.00	A–	2,075,231
2,350	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/25	7/16 at 100.00	BBB–	2,364,899
11,915	Total North Dakota			13,508,435
	Ohio – 7.5% (5.2% of Total Investments)
800	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AA–	894,320
9,405	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (4)	10,163,983
595	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	635,799
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
685	5.375%, 6/01/24	6/17 at 100.00	B–	665,731
500	5.125%, 6/01/24	6/17 at 100.00	B–	483,465
16,555	5.875%, 6/01/30	6/17 at 100.00	B–	16,176,222
22,985	5.750%, 6/01/34	6/17 at 100.00	B–	22,039,167
5,240	6.000%, 6/01/42	6/17 at 100.00	B–	5,195,303
44,590	6.500%, 6/01/47	6/17 at 100.00	B–	44,664,465
24,975	5.875%, 6/01/47	6/17 at 100.00	B–	24,333,642
15,050	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	15,067,006
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
2,000	5.250%, 11/01/29	11/20 at 100.00	A	2,333,640
3,000	5.750%, 11/01/40	11/20 at 100.00	A	3,541,260
3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	3,340,018
5,800	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	6,520,708
3,055	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	B+	2,931,211
4,615	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	5,584,565
7,850	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	8,746,548

106	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$10	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	CCC+	$7,836
2,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/33	2/23 at 100.00	A+	2,402,520
172,750	Total Ohio			175,727,409
	Oklahoma – 1.9% (1.3% of Total Investments)
2,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	2,419,100
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A+	3,997,280
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38 (Pre-refunded 8/15/18)	8/18 at 100.00	AA– (4)	1,846,336
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
4,390	5.000%, 2/15/37	2/17 at 100.00	AA	4,519,286
13,295	5.000%, 2/15/42	2/17 at 100.00	AA	13,672,578
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
150	5.000%, 2/15/37 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	155,245
450	5.000%, 2/15/42 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	465,737
2,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	AA–	2,040,620
2,055	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A, 5.375%, 6/01/33 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	AA	2,369,497
11,920	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, 2006, 5.000%, 12/15/36 (UB) (7)	12/16 at 100.00	AA+	12,253,402
176	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Tender Option Bond Trust 2016-XF0390, 8.185%, 12/15/36 (IF) (7)	12/16 at 100.00	AA+	184,950
41,611	Total Oklahoma			43,924,031
	Oregon – 0.2% (0.1% of Total Investments)
1,270	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2014A, 5.000%, 5/01/40	5/22 at 100.00	BBB	1,407,173
3,000	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 5.000%, 10/01/36	10/17 at 100.00	A	3,148,380
4,270	Total Oregon			4,555,553
	Pennsylvania – 3.4% (2.4% of Total Investments)
	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
25	6.750%, 11/01/24	11/19 at 100.00	B+	23,537
95	6.875%, 5/01/30	11/19 at 100.00	B+	91,094
5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	Aa3	5,641,500
10	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	B+	10,076
1,500	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB–	1,508,490
100	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	112,348
900	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	1,023,741
2,080	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, 5.000%, 1/01/38	1/25 at 100.00	BBB+	2,305,784

Nuveen	107

NZF	Nuveen Enhanced Municipal Credit Opportunities Fund
(formerly Nuveen Dividend Advantage Municipal Fund 3)
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$605	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (4)	$670,328
960	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA	1,048,714
3,160	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (4)	3,501,217
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
5,440	5.250%, 1/15/36	1/25 at 100.00	Baa2	6,086,381
3,535	5.250%, 1/15/45	1/25 at 100.00	Baa2	3,946,615
2,206	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	7/16 at 100.00	N/R	969,283
98	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23	7/16 at 100.00	N/R	42,889
4,135	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	4,355,850
2,750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B+	2,665,300
1,085	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/38 (Alternative Minimum Tax)	6/26 at 100.00	BBB	1,225,182
600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	649,092
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB) (7)	10/16 at 100.00	AA+	1,509,210
5,490	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	5,578,444
1,750	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.500%, 12/01/34	12/20 at 100.00	AA–	2,034,130
5,140	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/34	No Opt. Call	AA–	5,895,786
5,660	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A1	6,505,944
	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B:
10,000	5.250%, 5/15/30 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	11,669,700
1,595	5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	1,845,574
	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011:
5,445	6.000%, 8/01/36	8/20 at 100.00	A+	6,471,764
1,425	6.500%, 8/01/41	8/20 at 100.00	A+	1,716,484
1,670	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 5.250%, 8/01/19	No Opt. Call	A–	1,809,395
73,959	Total Pennsylvania			80,913,852
	Puerto Rico – 0.3% (0.2% of Total Investments)
215	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	CC	220,768
30,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Caa3	2,525,400
3,975	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	4,208,849
34,190	Total Puerto Rico			6,955,017
	Rhode Island – 0.0% (0.0% of Total Investments)
330	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Series 1996, 5.500%, 5/15/16 – NPFG Insured	No Opt. Call	AA–	330,776

108	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 2.4% (1.7% of Total Investments)
$5,000	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series 1991, 6.250%, 1/01/21 – FGIC Insured	No Opt. Call	AA–	$6,120,250
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
1,220	0.000%, 1/01/23 – FGIC Insured	No Opt. Call	AA–	1,060,217
21,570	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	13,503,683
5,560	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	AA	3,517,478
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A:
5,000	5.000%, 12/01/50	6/25 at 100.00	AA–	5,704,800
5,000	5.000%, 12/01/55	6/25 at 100.00	AA–	5,721,750
6,930	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	AA–	7,932,910
9,155	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	10,766,188
2,900	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40	10/19 at 100.00	A1	3,249,798
62,335	Total South Carolina			57,577,074
	South Dakota – 0.3% (0.2% of Total Investments)
2,945	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/40 (Pre-refunded 5/01/17)	5/17 at 100.00	A+ (4)	3,072,430
4,455	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	5,096,119
7,400	Total South Dakota			8,168,549
	Tennessee – 0.7% (0.5% of Total Investments)
8,890	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	10,076,637
2,395	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	BBB+	2,694,998
8,755	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/41	1/17 at 30.07	A	2,554,972
1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 6.000%, 12/01/19 – AMBAC Insured	12/17 at 100.00	N/R	1,071,040
1,095	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	1,109,115
22,135	Total Tennessee			17,506,762
	Texas – 19.7% (13.6% of Total Investments)
975	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	N/R	998,429
870	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	889,366
5,555	Beaumont Independent School District, Jefferson County, Texas, General Obligation Bonds, Series 2008, 5.000%, 2/15/38	2/17 at 100.00	AAA	5,733,093
	Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage Revenue Bonds, Refunding & Improvement Series 2015:
3,135	5.250%, 12/01/35	12/25 at 100.00	BB	3,460,225
3,340	5.000%, 12/01/40	12/25 at 100.00	BB	3,565,316
10,975	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2006F, 4.250%, 8/15/36	2/17 at 100.00	AAA	11,239,717
4,000	Board of Regents, University of Texas System, Financing System Revenue Refunding Bonds, Series 2006B, 5.000%, 8/15/31 (Pre-refunded 8/15/16)	8/16 at 100.00	AAA	4,053,480
6,000	Brazos River Authority, Texas, Revenue Refunding Bonds, Houston Lighting and Power Company, Series 1998, 5.050%, 11/01/18 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A1	6,429,540

Nuveen	109

NZF	Nuveen Enhanced Municipal Credit Opportunities Fund
(formerly Nuveen Dividend Advantage Municipal Fund 3)
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	$2,306,420
1,075	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	N/R	1,107,637
1,885	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	1,939,665
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
3,250	6.000%, 1/01/41	1/21 at 100.00	BBB+	3,857,360
2,700	6.250%, 1/01/46	1/21 at 100.00	BBB+	3,230,658
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
2,000	5.000%, 1/01/40	7/25 at 100.00	BBB+	2,306,440
3,625	5.000%, 1/01/45	7/25 at 100.00	BBB+	4,149,247
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016:
550	6.250%, 9/01/35 (WI/DD, Settling 5/24/16)	9/23 at 103.00	N/R	552,002
520	6.500%, 9/01/46 (WI/DD, Settling 5/24/16)	9/23 at 103.00	N/R	521,862
4,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 1/01/36	1/21 at 100.00	AA–	5,127,255
4,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.000%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	A+	4,479,640
2,600	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A+	2,935,244
4,250	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/26 (Pre-refunded 8/15/16)	8/16 at 60.73	Aaa	2,576,988
2,335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB+	2,598,341
17,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 10/01/51	10/23 at 100.00	AA+	19,748,730
1,140	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2015-XF0228, 16.948%, 4/01/53 (IF)	10/23 at 100.00	AA+	1,736,391
10,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	7/16 at 100.00	BB+	10,021,100
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015:
3,480	5.000%, 12/01/45	6/25 at 100.00	AA	4,039,027
1,895	4.000%, 12/01/45	6/25 at 100.00	AA	2,010,633
9,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	9,298,260
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A:
295	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	AA	100,256
590	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	AA	190,706
1,000	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	AA	305,950
2,000	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	AA	583,460
2,600	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	AA	719,264
4,180	0.000%, 11/15/53 – AGM Insured	11/31 at 33.96	AA	756,078
1,920	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	AA–	719,942
2,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/29	11/24 at 100.00	A2	2,378,280
4,565	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	AA–	1,721,918
40,500	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	AA	13,298,175

110	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,400	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2007B, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	AA–	$2,510,136
235	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB–	262,509
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2011A, 5.250%, 11/15/30	No Opt. Call	AA	2,371,200
10,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	11,611,100
705	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.250%, 9/01/27	9/16 at 100.00	A2	715,215
4,260	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.250%, 9/01/27 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	4,328,416
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
28,305	0.000%, 9/01/28 – AMBAC Insured	No Opt. Call	A2	18,759,139
5,000	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	3,043,750
5,765	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	3,342,720
3,855	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012A, 5.000%, 7/01/32 (Alternative Minimum Tax)	7/22 at 100.00	A+	4,332,519
6,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2001B, 5.500%, 12/01/29 – NPFG Insured (ETM)	No Opt. Call	AA+ (4)	8,441,220
7,500	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2002A, 5.750%, 12/01/32 – AGM Insured (ETM)	No Opt. Call	AA (4)	11,163,675
14,200	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Series 2007A, 4.750%, 8/01/43 (UB)	8/16 at 100.00	AAA	14,337,456
720	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015, 5.000%, 8/15/35	8/25 at 100.00	BBB+	813,253
6,080	Laredo Independent School District, Webb County, Texas, General Obligation Bonds, Series 2006, 5.000%, 8/01/29 (Pre-refunded 8/01/16)	8/16 at 100.00	AAA	6,150,650
2,725	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A, 5.000%, 8/15/38	8/25 at 100.00	AAA	3,264,278
535	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/39	8/17 at 27.35	AAA	143,771
12,975	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/39 (Pre-refunded 8/15/17)	8/17 at 27.35	N/R (4)	3,500,396
	Little Elm Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2006:
1,685	5.000%, 8/15/37 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (4)	1,707,259
2,600	5.000%, 8/15/37 (Pre-refunded 8/15/16)	8/16 at 100.00	AAA	2,634,528
8,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding & Improvement Series 2010, 5.000%, 5/15/40	5/20 at 100.00	A1	8,985,760
2,750	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40	5/25 at 100.00	A+	3,168,688
1,020	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007, 5.000%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	Aaa	1,033,607
	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007:
1,485	5.000%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	Aaa	1,504,854
1,015	5.000%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	Aaa	1,028,571
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	BBB	1,972,197
2,505	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A1	3,047,383

Nuveen	111

NZF	Nuveen Enhanced Municipal Credit Opportunities Fund
(formerly Nuveen Dividend Advantage Municipal Fund 3)
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$1,955	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (WI/DD, Settling 5/04/16) (Alternative Minimum Tax)	10/18 at 103.00	BB–	$2,038,576
15,600	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (Alternative Minimum Tax)	1/26 at 102.00	N/R	15,879,084
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
6,330	0.000%, 9/01/43 (6)	9/31 at 100.00	AA+	6,481,603
9,130	0.000%, 9/01/45 (6)	9/31 at 100.00	AA+	10,071,759
1,100	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A1	1,239,733
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I:
2,555	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	3,354,000
7,000	6.500%, 1/01/43	1/25 at 100.00	A1	9,044,070
555	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40	1/18 at 100.00	AA	598,506
545	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40 (Pre-refunded 1/01/18) – AGC Insured	1/18 at 100.00	AA (4)	590,050
10,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/28 – AGC Insured	No Opt. Call	AA	6,947,300
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B:
2,870	5.000%, 1/01/40	1/23 at 100.00	A	3,291,230
4,880	5.000%, 1/01/45	1/25 at 100.00	A	5,604,143
8,400	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A2 (4)	9,094,344
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
7,855	5.000%, 1/01/33	1/25 at 100.00	A2	9,269,844
2,205	5.000%, 1/01/34	1/25 at 100.00	A2	2,590,985
1,000	5.000%, 1/01/35	1/25 at 100.00	A2	1,169,150
2,345	5.000%, 1/01/38	1/25 at 100.00	A2	2,708,452
1,570	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.000%, 2/01/34	2/24 at 100.00	Baa2	1,720,280
3,500	Southwest Higher Education Authority Inc., Texas, Revenue Bonds, Southern Methodist University, Series 2010, 5.000%, 10/01/41	10/20 at 100.00	AA–	3,992,765
250	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Tender Option Bond Trust 2016-XF0387, 16.987%, 2/15/36 (IF) (7)	2/17 at 100.00	AA	278,480
3,295	Tarrant County Cultural Education Facilities Finance Corporation, Texas Health Resources Revenue Bonds, Tender Option Bond Trust 1760-3, 16.277%, 8/15/16 (IF)	No Opt. Call	AA	3,670,070
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
425	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	505,147
5,410	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	6,437,738
12,900	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA	13,267,392
1,980	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	BBB+	2,506,027
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
2,500	5.000%, 12/15/27	No Opt. Call	A3	2,877,850
4,835	5.000%, 12/15/28	No Opt. Call	A3	5,540,330
13,235	5.000%, 12/15/29	No Opt. Call	A3	15,079,165
435	5.000%, 12/15/32	No Opt. Call	A3	487,478
1,620	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,912,199

112	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
$2,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	$2,402,940
500	7.000%, 6/30/40	6/20 at 100.00	Baa3	600,290
2,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 7.000%, 12/31/38 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	2,523,360
1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) – ACA Insured	8/17 at 100.00	BBB (4)	1,056,110
3,395	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 12.980%, 4/01/28 (IF)	4/17 at 100.00	Aaa	4,930,728
5,355	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	6,120,015
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C:
4,000	5.000%, 8/15/32	8/24 at 100.00	BBB+	4,634,320
6,875	5.000%, 8/15/37	8/24 at 100.00	BBB+	7,856,062
4,590	5.000%, 8/15/42	8/24 at 100.00	BBB+	5,183,946
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
1,020	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A–	932,637
3,600	0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	2,827,152
300	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/21 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	280,077
2,900	Texas, General Obligation Bonds, Water Financial Assistance Program, Series 2001, 5.250%, 8/01/35	8/16 at 100.00	AAA	2,911,542
7,000	Travis County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Daughters of Charity National Health System, Series 1993B, 6.000%, 11/15/22 (ETM)	7/16 at 100.00	Aaa	7,548,730
489,190	Total Texas			463,916,004
	Utah – 0.2% (0.2% of Total Investments)
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	3,282,450
810	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB–	890,571
1,555	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BB–	1,611,493
5,365	Total Utah			5,784,514
	Virgin Islands – 0.2% (0.1% of Total Investments)
3,960	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	4,451,951
	Virginia – 1.1% (0.7% of Total Investments)
540	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45	3/25 at 100.00	N/R	553,705
1,800	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A2	2,096,226
6,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	5,280,840
2,855	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/17 at 100.00	B–	2,571,299
1,810	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,980,647

Nuveen	113

NZF	Nuveen Enhanced Municipal Credit Opportunities Fund
(formerly Nuveen Dividend Advantage Municipal Fund 3)
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
$1,885	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	$2,130,201
5,460	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	6,480,201
3,810	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	4,356,735
24,160	Total Virginia			25,449,854
	Washington – 2.5% (1.7% of Total Investments)
1,260	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	8/16 at 100.00	AAA	1,337,062
6,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Series 2015A, 5.000%, 7/01/38 (UB) (7)	7/25 at 100.00	AA	7,135,860
2,485	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2006B, 5.000%, 1/01/32 (Pre-refunded 1/01/17) – NPFG Insured	1/17 at 100.00	AA (4)	2,559,500
3,020	King County Public Hospital District 1, Washington, Limited Tax General Obligation and Refunding Bonds, Series 2008A, 5.000%, 12/01/37 – AGC Insured	No Opt. Call	AA	3,247,889
2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42 (Pre-refunded 1/01/19)	1/19 at 100.00	AA+ (4)	2,794,575
10,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	A+	10,909,900
6,065	Washington Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Refunding Series 2015, 4.000%, 7/01/36	7/25 at 100.00	Baa1	6,221,841
7,190	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	8,095,293
2,940	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	3,528,470
2,185	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children's Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	Aa2	2,454,782
4,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)	7/19 at 100.00	A (4)	4,633,120
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32 (Pre-refunded 12/04/17)	12/17 at 100.00	N/R (4)	2,154,060
1,595	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.750%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	1,680,588
1,410	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%, 12/01/24 – NPFG Insured	No Opt. Call	AA+	1,192,930
52,650	Total Washington			57,945,870
	West Virginia – 0.5% (0.3% of Total Investments)
2,950	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company Amos Project, Series 2010, 5.375%, 12/01/38	12/20 at 100.00	Baa1	3,352,468
1,950	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	2,168,458
5,160	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	6,040,967
10,060	Total West Virginia			11,561,893
	Wisconsin – 2.2% (1.5% of Total Investments)
815	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	893,159
1,055	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	1,128,871

114	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$1,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30 (Alternative Minimum Tax)	5/26 at 100.00	BB+	$1,035,390
3,000	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/19 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	3,483,180
1,400	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	1,498,826
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007, 5.000%, 9/01/33	9/17 at 100.00	BBB+	1,030,340
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32	2/22 at 100.00	A–	1,419,363
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012:
2,105	5.000%, 6/01/32	6/22 at 100.00	A3	2,368,188
2,500	5.000%, 6/01/39	6/22 at 100.00	A3	2,763,850
4,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	4,562,920
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A:
1,415	5.000%, 7/01/27	7/24 at 100.00	BBB+	1,639,829
1,310	5.000%, 7/01/29	7/24 at 100.00	BBB+	1,492,981
3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	BBB+	3,336,450
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
5,000	5.250%, 8/15/21 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (4)	5,069,700
1,000	5.250%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (4)	1,013,940
3,690	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (4)	3,740,110
1,120	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 5.250%, 10/01/39	10/22 at 102.00	N/R	1,165,158
10,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc., Series 2015, 5.000%, 12/15/44	12/24 at 100.00	AA–	11,367,500
1,500	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.750%, 5/01/33	5/19 at 100.00	AA–	1,713,345
46,160	Total Wisconsin			50,723,100
$3,512,026	Total Municipal Bonds (cost $3,036,322,800)			3,400,791,995

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$601	Las Vegas Monorail Company, Senior Interest Bonds (10), (11)	5.500%	7/15/19	N/R	$18,022
160	Las Vegas Monorail Company, Senior Interest Bonds (10), (11)	5.500%	7/15/55	N/R	4,793
$761	Total Corporate Bonds (cost $68,179)				22,815

Nuveen	115

NZF	Nuveen Enhanced Municipal Credit Opportunities Fund
(formerly Nuveen Dividend Advantage Municipal Fund 3)
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Shares	Description (1), (12)	Value
	INVESTMENT COMPANIES – 0.2% (0.1% of Total Investments)
6,266	BlackRock MuniHoldings Fund Inc.	$113,665
131,278	Deutsche Municipal Income Trust	1,870,712
26,880	Dreyfus Strategic Municipal Fund	245,414
43,020	Invesco VK Investment Grade Municipal Trust	620,779
30,000	Invesco VK Municipal Opportunity Trust	426,900
43,420	PIMCO Municipal Income Fund II	587,907
	Total Investment Companies (cost $3,325,133)	3,865,377
	Total Long-Term Investments (cost $3,039,716,112)	3,404,680,187
	Floating Rate Obligations – (4.2)%	(99,796,000)
	Borrowings – (1.7)% (13)	(40,000,000)
	Institutional MuniFund Term Preferred Shares, at Liquidation Preference – (6.4)% (14)	(150,000,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference – (3.4)% (15)	(81,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (30.9)% (16)	(727,000,000)
	Other Assets Less Liabilities – 1.7%	43,169,767
	Net Assets Applicable to Common Shares – 100%	$2,350,053,954

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The coupon for this security increased 0.25% effective January 1, 2016 and will increase an additional 0.25% effective May 11, 2016.
(6)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(9)
On January 7, 2015, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 7.125% to 5.700% and again on November 11, 2015, further reduced the security's interest rate of accrual from 5.700% to 4.275%.

(10)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(11)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(12)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(13)	Borrowings as a percentage of Total Investments is 1.2%.
(14)	Institutional MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments are 4.4%.
(15)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 2.4%.
(16)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 21.4%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.
116	Nuveen

NPI
Nuveen Premium Income Municipal Fund, Inc.
	Portfolio of Investments	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 147.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 147.1% (100.0% of Total Investments)
	Alabama – 2.4% (1.7% of Total Investments)
	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2:
$1,435	5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$1,469,584
6,000	5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	6,131,280
4,000	5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	4,093,720
11,790	Birmingham Waterworks and Sewer Board, Alabama, Water and Sewer Revenue Bonds, Series 2007A, 4.500%, 1/01/43 – BHAC Insured	1/17 at 100.00	AA+	12,050,323
1,000	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	1,278,950
24,225	Total Alabama			25,023,857
	Alaska – 1.0% (0.7% of Total Investments)
10,500	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	7/16 at 100.00	B3	9,986,760
	Arizona – 2.0% (1.4% of Total Investments)
9,740	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	10,964,221
1,000	Pinal County Electrical District 4, Arizona, Electric System Revenue Bonds, Refunding Series 2015, 4.000%, 12/01/38 – AGM Insured	No Opt. Call	AA	1,051,230
7,115	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	8,896,098
17,855	Total Arizona			20,911,549
	Arkansas – 0.2% (0.2% of Total Investments)
2,055	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 4.875%, 12/01/43	12/23 at 100.00	A1	2,295,517
	California – 17.5% (11.9% of Total Investments)
9,200	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	8,557,012
10,000	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	AA–	10,315,100
3,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/53	4/23 at 100.00	AA–	4,116,140
2,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2016B, 5.000%, 8/15/55	8/26 at 100.00	AA	2,359,480
4,250	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	4,839,390
530	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	619,899
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
2,140	8.926%, 2/15/20 (IF) (4)	No Opt. Call	AA	2,637,850
825	8.926%, 2/15/20 (IF) (4)	No Opt. Call	AA	1,016,928
790	8.919%, 2/15/20 (IF) (4)	No Opt. Call	AA	973,620
3,015	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	3,082,295
7,130	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0078, 12.980%, 5/15/40 (IF)	5/18 at 100.00	AA–	10,105,848

Nuveen	117

NPI	Nuveen Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A+	$1,183,480
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,640	5.500%, 7/01/30 (5)	7/16 at 100.00	CCC	1,639,885
4,730	5.250%, 7/01/39 (5)	7/16 at 100.00	CCC	4,736,196
5,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	5,506,750
4,890	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2006B, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	AA+	3,839,726
5,000	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 5.000%, 8/01/37 (Pre-refunded 8/01/17) – AGM Insured	8/17 at 100.00	AA (6)	5,277,200
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
1,480	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,742,641
3,480	6.000%, 1/15/49	1/24 at 100.00	BBB–	4,143,601
6,870	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	8,057,205
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,520	5.000%, 6/01/33	6/17 at 100.00	B–	7,528,422
2,000	5.750%, 6/01/47	6/17 at 100.00	B–	2,005,840
3,000	5.125%, 6/01/47	6/17 at 100.00	B–	2,947,650
5,000	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	AA	4,189,500
15,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.000%, 7/01/41	1/21 at 100.00	AA+	17,148,600
3,635	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (13)	8/35 at 100.00	AA	2,854,129
11,165	Pomona, California, GNMA/FNMA Collateralized Securities Program Single Family Mortgage Revenue Bonds, Series 1990A, 7.600%, 5/01/23 (ETM)	No Opt. Call	Aaa	13,732,615
330	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/48	6/23 at 100.00	BBB–	385,044
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
9,990	5.000%, 1/15/44	1/25 at 100.00	BBB–	11,090,399
25,840	5.000%, 1/15/50	1/25 at 100.00	BBB–	28,462,240
	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011:
1,000	6.500%, 12/01/24	12/21 at 100.00	A+	1,256,690
1,000	6.625%, 12/01/25	12/21 at 100.00	A+	1,259,680
1,325	6.750%, 12/01/26	12/21 at 100.00	A+	1,677,861
164,275	Total California			179,288,916
	Colorado – 2.7% (1.8% of Total Investments)
795	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	6/16 at 100.00	BBB+	797,242
1,330	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (6)	1,335,320
4,515	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	5,176,357
20,510	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	12,063,162

118	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$6,705	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	BBB	$7,588,116
250	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	BBB+	289,800
34,105	Total Colorado			27,249,997
	Connecticut – 0.6% (0.4% of Total Investments)
1,930	Connecticut, General Obligation Bonds, Series 2001C, 5.500%, 12/15/16	No Opt. Call	AA	1,990,486
3,565	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Series 2013A, 4.000%, 4/01/39	4/22 at 100.00	AA	3,804,925
5,495	Total Connecticut			5,795,411
	Delaware – 0.8% (0.5% of Total Investments)
7,255	Delaware Transportation Authority, Revenue Bonds, US 301 Project, Series 2015, 5.000%, 6/01/55	6/25 at 100.00	AA–	8,302,259
	District of Columbia – 3.5% (2.4% of Total Investments)
1,700	District of Columbia Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1988E-4, 6.375%, 6/01/26 (Alternative Minimum Tax)	6/16 at 100.00	AA+	1,704,947
9,505	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/20 – NPFG Insured	No Opt. Call	Aa1	11,382,428
5,625	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	6,147,506
16,400	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	AA+	16,640,260
33,230	Total District of Columbia			35,875,141
	Florida – 13.3% (9.1% of Total Investments)
7,500	Broward County, Florida, Airport System Revenue Bonds, Series 2015A, 5.000%, 10/01/45 (Alternative Minimum Tax)	10/25 at 100.00	A+	8,570,850
2,000	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust Fund-Intermodal Program, Refunding Series 2011B, 5.375%, 10/01/29 (Alternative Minimum Tax)	10/21 at 100.00	AA+	2,370,040
8,160	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2015A, 5.000%, 10/01/44	10/24 at 100.00	A–	9,471,883
8,000	JEA, Florida, Water and Sewer System Revenue Bonds, Series 2010D, 5.000%, 10/01/39	4/20 at 100.00	AAA	9,056,880
7,815	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	8,994,049
2,930	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2012A, 5.000%, 4/01/42	No Opt. Call	A–	3,278,231
8,070	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/45	4/25 at 100.00	A–	9,338,685
19,750	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2006, 4.500%, 7/01/33 – AMBAC Insured	7/16 at 100.00	A	19,860,597
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A, 5.000%, 10/01/29 (Alternative Minimum Tax)	No Opt. Call	A	1,156,610
7,890	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A	8,819,442
4,865	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Refunding Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+	5,626,129
6,210	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	7,230,427
5,325	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	6,147,819
115	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	140,464

Nuveen	119

NPI	Nuveen Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$4,635	Port Saint Lucie, Florida, Public Service Tax Revenue Bonds, Recovery Zone Facility Bond Series 2014B, 5.000%, 9/01/43	9/24 at 100.00	AA–	$5,288,535
6,910	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (4)	8/17 at 100.00	AA–	7,170,645
14,610	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2012B, 5.000%, 7/01/42	No Opt. Call	A	16,641,813
6,510	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/45	6/25 at 100.00	A–	7,345,493
122,295	Total Florida			136,508,592
	Georgia – 1.1% (0.7% of Total Investments)
6,975	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.000%, 7/01/60	7/25 at 100.00	A+	7,914,533
2,780	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Refunding Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa1	3,050,550
9,755	Total Georgia			10,965,083
	Guam – 0.1% (0.1% of Total Investments)
1,220	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	1,421,446
	Hawaii – 1.8% (1.2% of Total Investments)
10,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A1	11,860,800
5,455	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (Alternative Minimum Tax)	7/25 at 100.00	A+	6,215,973
15,455	Total Hawaii			18,076,773
	Idaho – 0.2% (0.1% of Total Investments)
2,185	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.250%, 9/01/30	9/16 at 100.00	BB+	2,194,985
	Illinois – 15.3% (10.4% of Total Investments)
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
10,000	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	AA–	8,385,700
10,130	0.000%, 12/01/24 – FGIC Insured	No Opt. Call	AA–	6,967,009
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
15,000	0.000%, 12/01/21 – FGIC Insured	No Opt. Call	AA–	12,007,200
10,000	0.000%, 12/01/23 – FGIC Insured	No Opt. Call	AA–	7,247,900
3,800	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	4,154,958
2,245	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46 (Alternative Minimum Tax)	1/25 at 100.00	A	2,505,577
3,130	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	AA	3,288,879
13,310	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	14,367,613
2,785	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002, 5.500%, 11/01/36	11/23 at 100.00	A2	3,143,987
13,955	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2015, 5.000%, 5/01/45 (UB) (4)	5/25 at 100.00	AA	16,083,835
6,000	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/42	9/24 at 100.00	BBB	6,689,400
7,530	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	8,627,121

120	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,350	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	6/16 at 100.00	Aa3	$1,354,955
4,045	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	Baa2	4,830,701
2,840	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	3,186,139
6,970	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	7,787,372
	Illinois State, General Obligation Bonds, February Series 2014:
3,200	5.250%, 2/01/32	2/24 at 100.00	A–	3,502,208
2,000	5.250%, 2/01/33	2/24 at 100.00	A–	2,186,080
1,575	5.250%, 2/01/34	2/24 at 100.00	A–	1,713,821
2,000	5.000%, 2/01/39	2/24 at 100.00	A–	2,112,980
	Illinois State, General Obligation Bonds, May Series 2014:
610	5.000%, 5/01/36	5/24 at 100.00	A–	650,144
1,950	5.000%, 5/01/39	5/24 at 100.00	A–	2,063,276
1,055	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	1,154,138
3,800	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/40	1/26 at 100.00	AA–	4,454,702
1,115	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0051, 16.708%, 1/01/21 (IF)	No Opt. Call	AA–	1,734,840
1,000	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/30 (7)	7/16 at 100.00	D	307,410
10,050	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	BBB+	10,751,993
3,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)	No Opt. Call	Aaa	3,998,940
	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013:
7,625	6.250%, 10/01/38	10/23 at 100.00	A	9,081,070
1,525	6.000%, 10/01/42	10/23 at 100.00	A	1,786,934
153,595	Total Illinois			156,126,882
	Indiana – 3.1% (2.1% of Total Investments)
2,865	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	3,210,204
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	AA	2,799,275
	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
3,300	5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB–	3,658,974
14,300	5.000%, 9/01/46 (Alternative Minimum Tax)	9/24 at 100.00	BBB–	15,494,622
4,400	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/42	7/26 at 100.00	A+	5,166,392
1,115	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	1,379,757
28,480	Total Indiana			31,709,224
	Iowa – 1.2% (0.8% of Total Investments)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
10,000	5.500%, 6/01/42	7/16 at 100.00	B+	9,999,300
2,000	5.625%, 6/01/46	7/16 at 100.00	B+	1,999,860
12,000	Total Iowa			11,999,160
	Kentucky – 2.3% (1.6% of Total Investments)
3,800	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	6/20 at 100.00	BBB+	4,397,626

Nuveen	121

NPI	Nuveen Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
$2,120	0.000%, 7/01/43 (13)	7/31 at 100.00	Baa3	$1,707,618
3,655	0.000%, 7/01/46 (13)	7/31 at 100.00	Baa3	2,942,019
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Series 2013A:
2,920	5.750%, 7/01/49	7/23 at 100.00	Baa3	3,361,358
585	6.000%, 7/01/53	7/23 at 100.00	Baa3	684,275
9,195	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease	6/21 at 100.00	Aa3	10,593,468
	Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/30
22,275	Total Kentucky			23,686,364
	Louisiana – 3.8% (2.6% of Total Investments)
2,345	Ascension Parish Industrial Development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	2,623,609
5,200	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A, 5.000%, 2/01/44	2/24 at 100.00	AA–	5,914,636
485	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General Medical Center Project, Series 2016A, 5.000%, 11/01/45	11/25 at 100.00	A–	549,898
4,205	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	A–	4,365,211
1,595	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	A (6)	1,676,600
4,305	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41	5/21 at 100.00	A–	5,189,678
5,140	New Orleans Aviation Board, Louisiana, Revenue Bonds, North Terminal Project, Series 2015B, 5.000%, 1/01/45 (Alternative Minimum Tax)	1/25 at 100.00	A–	5,765,281
5,350	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	6,096,807
5,655	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015, 5.000%, 12/01/40	12/25 at 100.00	A3	6,545,323
34,280	Total Louisiana			38,727,043
	Maine – 0.2% (0.1% of Total Investments)
2,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bates College, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	A+	2,274,300
	Maryland – 1.0% (0.7% of Total Investments)
2,200	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	2,224,530
450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 6.000%, 7/01/25	7/21 at 100.00	BBB	535,824
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Series 2015, 5.000%, 7/01/45	7/24 at 100.00	A	1,713,015
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 5.750%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (6)	2,167,420
3,465	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%, 7/01/36 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (6)	3,490,398
9,615	Total Maryland			10,131,187
	Massachusetts – 4.5% (3.0% of Total Investments)
825	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	No Opt. Call	BBB	932,044
3,200	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015, 4.500%, 1/01/45	1/25 at 100.00	BBB+	3,430,016

122	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$2,300	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E, 5.000%, 11/01/43	11/23 at 100.00	A+	$2,679,293
	Massachusetts Development Finance Agency, Revenue Bonds, Western New England University, Series 2015:
1,145	5.000%, 9/01/40	9/25 at 100.00	BBB	1,295,384
1,280	5.000%, 9/01/45	9/25 at 100.00	BBB	1,439,373
2,025	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,263,545
700	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	785,358
13,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006-12, 4.375%, 8/01/36 (Pre-refunded 8/01/16)	8/16 at 100.00	AAA	13,130,390
370	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.250%, 8/01/25 (Pre-refunded 8/01/17)	8/17 at 100.00	Aa1 (6)	391,364
5,590	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.250%, 8/01/25	8/17 at 100.00	AA+	5,909,077
5,535	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (4)	2/17 at 100.00	AA+	5,699,057
6,700	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	7,747,076
42,670	Total Massachusetts			45,701,977
	Michigan – 2.2% (1.5% of Total Investments)
2,650	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A–	2,951,968
3,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35	7/16 at 100.00	BB	3,008,340
3,665	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.500%, 7/01/41	7/21 at 100.00	AA–	4,333,789
1,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.375%, 10/15/41	10/21 at 100.00	Aa2	1,164,300
3,275	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	3,363,916
725	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (6)	743,865
5,200	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	5,744,440
850	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35 (Pre-refunded 6/01/16)	6/16 at 100.00	AA– (6)	853,689
20,365	Total Michigan			22,164,307
	Minnesota – 0.3% (0.2% of Total Investments)
3,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2010A, 5.000%, 1/01/35	1/20 at 100.00	AA–	3,380,610
	Missouri – 0.4% (0.3% of Total Investments)
1,035	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44	10/22 at 100.00	AA+	1,178,399
1,285	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 6.000%, 6/01/20	No Opt. Call	A	1,391,604
1,260	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34	10/23 at 100.00	A	1,465,670
3,580	Total Missouri			4,035,673

Nuveen	123

NPI	Nuveen Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 1.1% (0.7% of Total Investments)
$1,620	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 2016-XF2220, Formerly Tender Option Bond Trust 11673, 19.191%, 8/01/40 – BHAC Insured (IF)	2/17 at 100.00	AA+	$2,627,219
7,990	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Series 2007A, 5.000%, 1/01/37 (Pre-refunded 1/01/17) – AMBAC Insured	1/17 at 100.00	A2 (6)	8,176,167
9,610	Total Nebraska			10,803,386
	Nevada – 3.6% (2.5% of Total Investments)
5,000	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/38	No Opt. Call	AAA	5,622,600
21,600	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	25,086,021
2,700	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (6)	3,275,559
2,600	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	Aa1	3,006,276
31,900	Total Nevada			36,990,456
	New Jersey – 2.0% (1.4% of Total Investments)
485	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	541,061
300	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	359,757
800	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	857,248
3,850	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A–	4,279,391
7,330	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A–	8,172,584
1,315	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 16.075%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	2,119,359
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,255	4.500%, 6/01/23	6/17 at 100.00	BB	1,277,013
1,000	4.625%, 6/01/26	6/17 at 100.00	B+	1,007,960
2,000	4.750%, 6/01/34	6/17 at 100.00	B–	1,888,720
18,335	Total New Jersey			20,503,093
	New Mexico – 0.7% (0.5% of Total Investments)
5,585	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	7,065,081
	New York – 8.5% (5.8% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
2,000	6.000%, 7/15/30	1/20 at 100.00	BBB–	2,290,480
5,000	0.000%, 7/15/44	No Opt. Call	BBB–	1,416,950
3,125	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	3,553,594
4,800	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	AA–	5,595,696
	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish
	Obligated Group, Series 2015A:
1,680	4.125%, 5/01/42	5/25 at 100.00	A	1,791,266
3,195	5.000%, 5/01/43	5/25 at 100.00	A	3,678,308

124	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2012:
$1,100	5.000%, 7/01/38	No Opt. Call	A1	$1,258,378
1,500	5.000%, 7/01/42	No Opt. Call	A1	1,705,845
5,325	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	6,097,924
7,065	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	7,237,951
10,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 (Pre-refunded 9/01/16) – NPFG Insured	9/16 at 100.00	AA– (6)	10,150,000
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
1,155	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	1,231,704
860	5.000%, 9/01/44	9/24 at 100.00	A–	994,960
10,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A, 0.000%, 11/15/32	No Opt. Call	AA	6,171,100
750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA–	873,840
3,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	3,994,592
5,900	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series BB, 5.000%, 6/15/46	6/23 at 100.00	AA+	6,950,082
5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24	No Opt. Call	AA	5,020
670	New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through Bonds, Series 2000B, 6.500%, 6/01/35	7/16 at 100.00	A–	670,275
5,070	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	5,510,279
6,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	7,637,760
1,310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/43 (Alternative Minimum Tax)	12/23 at 100.00	AA–	1,481,859
4,320	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/38	12/23 at 100.00	AA–	5,121,274
1,325	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	1,558,293
85,555	Total New York			86,977,430
	North Carolina – 2.1% (1.4% of Total Investments)
2,850	Charlotte-Mecklenburg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Tender Option Bond Trust 2016-XG0005, 14.510%, 1/15/34 (IF) (4)	1/18 at 100.00	AA–	3,226,001
1,050	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%, 1/15/31	1/17 at 100.00	AA–	1,079,211
12,250	Fayetteville State University, North Carolina, General Revenue Bonds, Series 2013A, 5.125%, 4/01/43	4/23 at 100.00	A–	13,679,330
2,000	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	6/16 at 100.00	N/R	2,003,980
1,565	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015, 5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	1,699,074
19,715	Total North Carolina			21,687,596

Nuveen	125

NPI	Nuveen Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 6.7% (4.5% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$5,200	5.125%, 6/01/24	6/17 at 100.00	B–	$5,028,036
2,850	5.875%, 6/01/30	6/17 at 100.00	B–	2,784,792
6,420	5.750%, 6/01/34	6/17 at 100.00	B–	6,155,817
3,285	5.875%, 6/01/47	6/17 at 100.00	B–	3,200,641
4,795	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	5,262,513
16,820	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Series 2013A, 5.000%, 1/01/38 (UB) (4)	1/23 at 100.00	AA	19,277,570
975	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 1157, 16.139%, 1/01/38 (IF) (4)	1/23 at 100.00	AA	1,544,829
8,360	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2015, 5.000%, 8/15/45	8/25 at 100.00	A3	9,456,999
1,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2011A, 5.375%, 12/01/30	12/20 at 100.00	A	1,158,630
4,350	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2015A, 5.000%, 12/01/44	6/25 at 100.00	A	4,977,923
5,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	5,674,850
3,710	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/36 (13)	2/31 at 100.00	A+	3,517,340
62,765	Total Ohio			68,039,940
	Oklahoma – 1.9% (1.3% of Total Investments)
1,050	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BBB–	1,059,555
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
6,620	5.000%, 2/15/37	2/17 at 100.00	AA	6,814,959
1,290	5.000%, 2/15/42	2/17 at 100.00	AA	1,326,636
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
220	5.000%, 2/15/37 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (6)	227,693
45	5.000%, 2/15/42 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (6)	46,574
10,035	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB) (4)	12/16 at 100.00	AA+	10,315,679
143	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Tender Option Bond Trust 2016-XF0390, 8.185%, 12/15/36 (IF) (4)	12/16 at 100.00	AA+	150,272
19,403	Total Oklahoma			19,941,368
	Pennsylvania – 4.0% (2.7% of Total Investments)
4,530	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	AA–	5,299,556
980	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB–	985,547
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Capital Appreciation Series 2013B:
5,400	0.000%, 12/01/33	No Opt. Call	A	2,951,046
11,000	0.000%, 12/01/38	No Opt. Call	A	4,907,760
5,375	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	6,179,100
1,665	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (6)	1,970,244
3,430	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Baa2	3,829,389

126	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$235	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	$247,551
5,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.500%, 12/01/34	12/20 at 100.00	AA–	6,102,390
2,625	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (6)	2,635,710
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2016A-1, 5.000%, 12/01/46	12/25 at 100.00	A3	5,676,100
45,490	Total Pennsylvania			40,784,393
	Rhode Island – 0.8% (0.6% of Total Investments)
7,230	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Brown University, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	AA+	8,440,085
	South Carolina – 3.7% (2.5% of Total Investments)
875	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA	1,069,495
8,830	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	AA–	10,107,878
2,880	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	AA–	3,331,181
14,765	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2015E, 5.250%, 12/01/55	12/25 at 100.00	AA–	17,340,308
5,000	South Carolina State Ports Authority, Revenue Bonds, Series 2015, 5.250%, 7/01/55 (Alternative Minimum Tax)	7/25 at 100.00	A+	5,675,700
32,350	Total South Carolina			37,524,562
	Tennessee – 2.2% (1.5% of Total Investments)
5,000	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,667,400
2,265	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2012A, 4.000%, 9/01/42	9/22 at 100.00	AA	2,435,441
6,400	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	6,445,056
6,100	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/40	1/17 at 31.68	A	1,875,872
5,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Refunding Series 2009B, 5.000%, 10/01/39	10/19 at 100.00	AA+	5,629,300
410	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	415,285
25,175	Total Tennessee			22,468,354
	Texas – 20.5% (13.9% of Total Investments)
3,040	Austin, Texas, Airport System Revenue Bonds, Series 2015, 5.000%, 11/15/44 (Alternative Minimum Tax)	11/24 at 100.00	A1	3,417,203
13,705	Austin, Texas, Electric Utility System Revenue Bonds, Series 2015A, 5.000%, 11/15/45 (UB) (4)	11/25 at 100.00	AA–	16,014,704
5,000	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2013A, 5.000%, 11/15/43	5/23 at 100.00	AA	5,852,000
8,765	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2006F, 4.250%, 8/15/36	2/17 at 100.00	AAA	8,976,412
2,150	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax) (8)	7/16 at 100.00	C	48,375
2,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	2,883,026

Nuveen	127

NPI	Nuveen Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$765	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/43	1/23 at 100.00	BBB+	$850,022
3,380	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB+	4,044,305
2,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 1/01/36	1/21 at 100.00	AA–	2,848,475
8,100	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.125%, 11/01/43 (Alternative Minimum Tax)	11/22 at 100.00	A+	9,084,960
3,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2010A, 5.000%, 11/01/42	11/20 at 100.00	A+	3,973,620
9,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2012H, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	10,003,770
4,105	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2015-XF0228, 16.948%, 4/01/53 (IF)	10/23 at 100.00	AA+	6,252,531
1,935	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	2,245,838
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A:
510	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	AA	173,324
1,020	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	AA	329,695
1,255	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	AA	383,967
3,305	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	AA	964,168
4,460	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	AA	1,233,814
380	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB–	424,483
4,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	4,644,440
13,975	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Series 2009A, Trust 2999, 4.750%, 8/01/43 (UB)	8/16 at 100.00	AAA	14,110,278
4,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	4,482,640
75	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2003, 5.250%, 5/15/24 – AMBAC Insured	No Opt. Call	A	75,279
5,420	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012A, 5.000%, 5/15/39	No Opt. Call	A	6,165,955
800	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (WI/DD, Settling 5/04/16) (Alternative Minimum Tax)	10/18 at 103.00	BB–	834,200
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
2,070	0.000%, 9/01/43 (13)	9/31 at 100.00	AA+	2,119,577
8,470	0.000%, 9/01/45 (13)	9/31 at 100.00	AA+	9,343,681
5,305	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A2 (6)	5,743,511
11,000	Pearland Independent School District, Brazoria County, Texas, General Obligation Bonds, Tender Option Bond Trust 1124, 7.340%, 8/15/26 (IF)	2/17 at 100.00	AAA	11,495,990
2,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (8)	7/16 at 100.00	C	45,000
12,130	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA	12,475,462
1,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/31	No Opt. Call	A3	1,126,410

128	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016:
$5,725	5.000%, 12/31/50 (WI/DD, Settling 5/09/16) (Alternative Minimum Tax)	12/25 at 100.00	BBB–	$6,260,459
4,710	5.000%, 12/31/55 (WI/DD, Settling 5/09/16) (Alternative Minimum Tax)	12/25 at 100.00	BBB–	5,110,962
2,195	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	2,722,041
2,985	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 12.980%, 4/01/28 (IF)	4/17 at 100.00	Aaa	4,335,265
4,710	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B, 5.000%, 8/15/37	8/24 at 100.00	A–	5,475,846
10,750	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	BBB+	12,141,050
21,170	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/24 – AMBAC Insured	No Opt. Call	A–	17,350,294
3,830	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/24 – AMBAC Insured (ETM)	No Opt. Call	A3 (6)	3,342,020
205,695	Total Texas			209,405,052
	Utah – 0.8% (0.5% of Total Investments)
4,500	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.250%, 6/15/38 (Pre-refunded 6/15/18)	6/18 at 100.00	AAA	4,930,515
3,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/36 (Pre-refunded 6/15/18) – AGM Insured	6/18 at 100.00	AAA	3,271,200
7,500	Total Utah			8,201,715
	Virginia – 1.2% (0.8% of Total Investments)
5,000	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2010A, 5.000%, 10/01/39	10/20 at 100.00	AA–	5,713,150
2,770	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	3,031,156
3,020	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	3,453,370
10,790	Total Virginia			12,197,676
	Washington – 4.5% (3.0% of Total Investments)
10,000	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Series 2013A, 5.000%, 5/01/43	6/23 at 100.00	A+	11,026,600
4,195	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (6)	5,034,671
11,500	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children's Hospital, Series 2015A, 5.000%, 10/01/45 (UB)	4/25 at 100.00	AA	13,425,675
6,480	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%, 6/01/24 – NPFG Insured	No Opt. Call	AA+	5,560,553
11,050	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	10,553,855
43,225	Total Washington			45,601,354
	Wisconsin – 1.0% (0.7% of Total Investments)
1,415	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	1,550,699
410	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	438,708
890	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB–	892,252

Nuveen	129

NPI	Nuveen Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$4,995	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007, 5.000%, 9/01/33	9/17 at 100.00	BBB+	$5,146,548
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (6)	2,027,880
9,710	Total Wisconsin			10,056,087
	Wyoming – 0.3% (0.2% of Total Investments)
3,400	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	7/16 at 100.00	BBB	3,412,580
$1,425,198	Total Municipal Bonds (cost $1,365,594,036)			1,503,933,221

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$287	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$8,608
76	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/55	N/R	2,289
$363	Total Corporate Bonds (cost $32,564)				10,897
	Total Long-Term Investments (cost $1,365,626,600)				1,503,944,118
	Floating Rate Obligations – (8.2)%				(83,569,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference – (39.8)% (12)				(407,000,000)
	Other Assets Less Liabilities – 0.9%				9,129,768
	Net Assets Applicable to Common Shares – 100%				$1,022,504,886

130	Nuveen

Investments in Derivatives as of April 30, 2016
Interest Rate Swaps outstanding:

Variation
		Fund				Fixed Rate			Optional	Margin		Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate		Payment	Effective	Termination	Early	Receivable/		Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized	)	Frequency	Date (11)	Date	Termination	(Payable	)	(Depreciation	)
LCH.Clearnet Ltd*	$15,600,000	Receive	3-Month	2.560%		Semi-Annually	1/13/17	1/13/31	12/15/25	$(18,755)		$(1,056,070)
USD-LIBOR-ICE

* Citigroup Global Markets Inc. is the clearing broker for this transaction.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	The coupon for this security increased 0.25% effective January 1, 2016 and will increase an additional 0.25% effective May 11, 2016.
(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)
On May 7, 2015, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 5.250% to 2.100%.

(8)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(9)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
(12)	Variable Rate Munifund Term Preferred Shares at Liquidation Preference as a percentage of Total Investments is 27.1%
(13)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investment in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange.

See accompanying notes to financial statements.

Nuveen	131

Statement of
	Assets and Liabilities	April 30, 2016 (Unaudited)

	Investment		Select		Premier
	Quality		Quality		Income
	(NQM	)	(NQS	)	(NPF	)
Assets
Long-term investments, at value (cost $893,354,933, $749,810,791 and $402,366,718, respectively)	$1,007,448,251		$830,386,377		$445,019,355
Short-term investments, at value (cost approximates value)	—		—		1,250,000
Cash	2,430		7,415,043		—
Cash collateral at brokers(1)	—		—		—
Receivable for:
Dividends	—		—		—
Due from Adviser	—		—		—
Interest	13,804,068		10,761,060		5,898,505
Investments sold	5,001,781		10,140,000		5,843,522
Deferred offering costs	1,204,425		1,330,570		666,301
Other assets	310,409		323,788		166,903
Total assets	1,027,771,364		860,356,838		458,844,586
Liabilities
Borrowings	—		—		—
Cash overdraft	—		—		4,159,795
Floating rate obligations	49,250,000		14,205,000		9,975,000
Payable for:
Dividends	2,981,733		2,090,036		1,191,612
Interest	—		—		—
Investments purchased	6,708,214		4,883,334		3,203,975
Variation margin on swap contracts	—		—		—
Institutional MuniFund Term Preferred ('iMTP") Shares, at liquidation preference	—		—		—
Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation preference	43,500,000		—		—
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation preference	236,800,000		267,500,000		127,700,000
Accrued expenses:
Directors/Trustees fees	125,099		116,792		66,081
Management fees	504,289		422,244		229,595
Other	566,455		536,464		326,778
Total liabilities	340,435,790		289,753,870		146,852,836
Net assets applicable to common shares	$687,335,574		$570,602,968		$311,991,750
Common shares outstanding	41,576,384		35,222,129		19,888,518
Net asset value ("NAV") per common share outstanding	$16.53		$16.20		$15.69
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$415,764		$352,221		$198,885
Paid-in surplus	581,299,625		492,262,765		276,342,118
Undistributed (Over-distribution of) net investment income	2,003,899		1,110,724		1,303,092
Accumulated net realized gain (loss)	(10,477,032)		(3,698,328)		(8,504,982)
Net unrealized appreciation (depreciation)	114,093,318		80,575,586		42,652,637
Net assets applicable to common shares	$687,335,574		$570,602,968		$311,991,750
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Preferred	1,000,000		1,000,000		1,000,000

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.
132	Nuveen

			Enhanced
	Dividend		Credit		Premium
	Advantage		Opportunities		Income
	(NAD	)	(NZF	)	(NPI	)
Assets
Long-term investments, at value (cost $812,162,637, $3,039,716,112 and $1,365,626,600, respectively)	$903,105,797		$3,404,680,187		$1,503,944,118
Short-term investments, at value (cost approximates value)	—		—		—
Cash	2,345,051		1,411,674		1,391,950
Cash collateral at brokers(1)	—		—		1,319,275
Receivable for:
Dividends	758		3,361		—
Due from Adviser	—		96,104		—
Interest	11,975,139		49,756,266		20,101,914
Investments sold	7,921,740		20,122,952		4,093,059
Deferred offering costs	48,821		6,006,826		12,787
Other assets	135,974		1,094,264		223,401
Total assets	925,533,280		3,483,171,634		1,531,086,504
Liabilities
Borrowings	—		40,000,000		—
Cash overdraft	—		—		—
Floating rate obligations	21,565,000		99,796,000		83,569,000
Payable for:
Dividends	2,726,944		8,420,532		3,967,748
Interest	—		18,282		—
Investments purchased	4,694,261		23,790,119		12,135,966
Variation margin on swap contracts	—		—		18,755
Institutional MuniFund Term Preferred ('iMTP") Shares, at liquidation preference	—		150,000,000		—
Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation preference	265,000,000		81,000,000		407,000,000
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation preference	—		727,000,000		—
Accrued expenses:
Directors/Trustees fees	128,184		494,547		210,831
Management fees	446,696		1,729,024		742,906
Other	571,519		869,176		936,412
Total liabilities	295,132,604		1,133,117,680		508,581,618
Net assets applicable to common shares	$630,400,676		$2,350,053,954		$1,022,504,886
Common shares outstanding	39,296,352		142,125,906		64,060,043
Net asset value ("NAV") per common share outstanding	$16.04		$16.54		$15.96
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$392,964		$1,421,259		$640,600
Paid-in surplus	547,759,235		1,986,473,975		898,921,064
Undistributed (Over-distribution of) net investment income	2,954,579		844,245		2,724,880
Accumulated net realized gain (loss)	(11,649,262)		(3,649,600)		(17,043,106)
Net unrealized appreciation (depreciation)	90,943,160		364,964,075		137,261,448
Net assets applicable to common shares	$630,400,676		$2,350,053,954		$1,022,504,886
Authorized shares:
Common	Unlimited		Unlimited		200,000,000
Preferred	Unlimited		Unlimited		1,000,000

(1)	Cash pledged to collaterize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.

Nuveen	133

Statement of
	Operations	Six Months Ended April 30, 2016 (Unaudited)

	Investment		Select		Premier
	Quality		Quality		Income
	(NQM	)	(NQS	)	(NPF	)
Investment Income	$24,007,997		$17,208,672		$9,917,003
Expenses
Management fees	3,048,225		2,535,330		1,390,805
Interest expense and amortization of offering costs	676,732		341,910		201,430
Liquidity fees	1,096,703		1,238,885		591,423
Remarketing fees	119,716		135,237		64,559
Custodian fees	58,101		44,656		27,578
Directors/Trustees fees	12,882		12,029		6,341
Professional fees	25,394		26,775		21,842
Shareholder reporting expenses	55,011		32,671		22,113
Shareholder servicing agent fees	16,453		14,128		8,629
Stock exchange listing fees	6,623		5,611		3,917
Investor relations expenses	48,517		41,450		22,533
Reorganization expenses	538,097		430,000		260,000
Other	35,070		34,889		27,985
Total expenses before expense reimbursement	5,737,524		4,893,571		2,649,155
Expense reimbursement	—		—		—
Net expenses	5,737,524		4,893,571		2,649,155
Net investment income (loss)	18,270,473		12,315,101		7,267,848
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,948,213)		137,969		(612,201)
Swaps	—		—		—
Change in net unrealized appreciation (depreciation) of:
Investments	25,868,148		23,392,167		15,103,009
Swaps	—		—		—
Net realized and unrealized gain (loss)	22,919,935		23,530,136		14,490,808
Net increase (decrease) in net assets applicable to common shares from operations	$41,190,408		$35,845,237		$21,758,656
See accompanying notes to financial statements.

134	Nuveen

			Enhanced
	Dividend		Credit		Premium
	Advantage		Opportunities		Income
	(NAD	)	(NZF	)	(NPI )
Investment Income	$19,648,521		$22,485,867		$32,947,134
Expenses
Management fees	2,684,130		3,493,803		4,463,533
Interest expense and amortization of offering costs	1,493,240		1,930,688		2,357,827
Liquidity fees	—		385,248		—
Remarketing fees	—		40,389		—
Custodian fees	45,450		58,828		69,905
Directors/Trustees fees	14,304		16,288		20,495
Professional fees	5,651		13,460		17,773
Shareholder reporting expenses	36,697		81,478		59,798
Shareholder servicing agent fees	11,335		13,457		50,339
Stock exchange listing fees	6,260		4,234		10,204
Investor relations expenses	44,400		45,039		71,698
Reorganization expenses	470,000		—		760,000
Other	25,967		37,224		27,073
Total expenses before expense reimbursement	4,837,434		6,120,136		7,908,645
Expense reimbursement	—		(96,104)		—
Net expenses	4,837,434		6,024,032		7,908,645
Net investment income (loss)	14,811,087		16,461,835		25,038,489
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,222,656)		991,256		718,729
Swaps	—		—		(1,116)
Change in net unrealized appreciation (depreciation) of:
Investments	26,964,844		31,997,050		43,307,913
Swaps	—		—		(1,056,070)
Net realized and unrealized gain (loss)	25,742,188		32,988,306		42,969,456
Net increase (decrease) in net assets applicable to common shares from operations	$40,553,275		$49,450,141		$68,007,945
See accompanying notes to financial statements.

Nuveen	135

Statement of
	Changes in Net Assets	(Unaudited)

	Investment Quality (NQM)		Select Quality (NQS)		Premier Income (NPF)
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	4/30/16	10/31/15	4/30/16	10/31/15	4/30/16	10/31/15
Operations
Net investment income (loss)	$18,270,473	$37,836,127	$12,315,101	$27,162,185	$7,267,848	$15,662,745
Net realized gain (loss) from:
Investments	(2,948,213)	1,776,692	137,969	1,503,913	(612,201)	1,108,606
Swaps	—	—	—	—	—	(62,989)
Change in net unrealized appreciation (depreciation) of:
Investments	25,868,148	(6,536,755)	23,392,167	(4,551,516)	15,103,009	(7,313,709)
Swaps	—	—	—	—	—	10,657
Net increase (decrease) in net assets applicable to common shares from operations	41,190,408	33,076,064	35,845,237	24,114,582	21,758,656	9,405,310
Distributions to Common Shareholders
From net investment income	(19,387,071)	(40,615,969)	(13,521,777)	(27,931,151)	(7,760,502)	(16,493,549)
Decrease in net assets applicable to common shares from distributions to common shareholders	(19,387,071)	(40,615,969)	(13,521,777)	(27,931,151)	(7,760,502)	(16,493,549)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	—	—	—	—	—	—
Cost of shares repurchased and retired	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	21,803,337	(7,539,905)	22,323,460	(3,816,569)	13,998,154	(7,088,239)
Net assets applicable to common shares at the beginning of period	665,532,237	673,072,142	548,279,508	552,096,077	297,993,596	305,081,835
Net assets applicable to common shares at the end of period	$687,335,574	$665,532,237	$570,602,968	$548,279,508	$311,991,750	$297,993,596
Undistributed (Over-distribution of) net investment income at the end of period	$2,003,899	$3,120,497	$1,110,724	$2,317,400	$1,303,092	$1,795,746
See accompanying notes to financial statements.

136	Nuveen

			Enhanced
	Dividend Advantage (NAD)		Credit Opportunities (NZF)		Premium Income (NPI)
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	4/30/16	10/31/15	4/30/16	10/31/15	4/30/16	10/31/15
Operations
Net investment income (loss)	$14,811,087	$32,950,875	$16,461,835	$30,013,629	$25,038,489	$52,214,301
Net realized gain (loss) from:
Investments	(1,222,656)	$(450,462)	991,256	(3,220,085)	718,729	3,357,569
Swaps	—	—	—	—	(1,116)	—
Change in net unrealized appreciation (depreciation) of:
Investments	26,964,844	(5,996,275)	31,997,050	(1,290,726)	43,307,913	(11,154,244)
Swaps	—	—	—	—	(1,056,070)	—
Net increase (decrease) in net assets applicable to common shares from operations	40,553,275	26,504,138	49,450,141	25,502,818	68,007,945	44,417,626
Distributions to Common Shareholders
From net investment income	(16,759,894)	(34,348,941)	(21,053,660)	(28,195,874)	(26,789,913)	(53,259,525)
Decrease in net assets applicable to common shares from distributions to common shareholders	(16,759,894)	(34,348,941)	(21,053,660)	(28,195,874)	(26,789,913)	(53,259,525)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	—	—	1,749,867,827	—	—	—
Cost of shares repurchased and retired	—	—	—	(238,387)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	1,749,867,827	(238,387)	—	—
Net increase (decrease) in net assets applicable to common shares	23,793,381	(7,844,803)	1,778,264,308	(2,931,443)	41,218,032	(8,841,899)
Net assets applicable to common shares at the beginning of period	606,607,295	614,452,098	571,789,646	574,721,089	981,286,854	990,128,753
Net assets applicable to common shares at the end of period	$630,400,676	$606,607,295	$2,350,053,954	$571,789,646	$1,022,504,886	$981,286,854
Undistributed (Over-distribution of) net investment income at the end of period	$2,954,579	$4,903,386	$844,245	$5,436,070	$2,724,880	$4,476,304
See accompanying notes to financial statements.

Nuveen	137

Statement of
	Cash Flows	Six Months Ended April 30, 2016 (Unaudited)

	Investment	Select	Premier
	Quality	Quality	Income
	(NQM )	(NQS )	(NPF )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$41,190,408	$35,845,237	$21,758,656
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(43,850,552)	(63,952,990)	(29,794,963)
Proceeds from sales and maturities of investments	40,824,790	60,313,140	29,669,932
Proceeds from (Purchases of) short-term investments, net	2,990,000	—	2,555,000
Proceeds from (Payments for) swap contracts, net	—	—	—
Taxes paid on undistributed capital gains	(333)	(639)	(183)
Amortization (Accretion) of premiums and discounts, net	(750,648)	(270,004)	(1,202,974)
Amortization of deferred offering costs	62,717	54,907	13,278
(Increase) Decrease in:
Cash collateral at brokers	—	—	—
Receivable for interest	(156,522)	(142,687)	(42,796)
Receivable due from adviser	—	—	—
Receivable for investments sold	3,192,174	120,000	1,772,866
Other assets	(535)	1,751	1,754
Increase (Decrease) in:
Payable for interest	(35,005)	—	—
Payable for investments purchased	2,703,970	(428,923)	3,203,975
Payable for variation margin on swap contracts	—	—	—
Accrued Directors/Trustees fees	(2,005)	(2,069)	(1,174)
Accrued management fees	(45,119)	(4,561)	(4,487)
Accrued other expenses	516,721	408,029	239,329
Net realized gain (loss) from:
Investments	2,948,213	(137,969)	612,201
Swaps	—	—	—
Change in net unrealized (appreciation) depreciation of:
Investments	(25,868,148)	(23,392,167)	(15,103,009)
Net cash provided by (used in) operating activities	23,720,126	8,411,055	13,677,405
Cash Flows from Financing Activities:
Proceeds from borrowings	—	—	—
Increase (Decrease) in:
Cash overdraft	—	—	4,159,795
Floating rate obligations	(5,430,000)	750,000	(12,285,000)
Payable for offering costs	(18,517)	(27,844)	—
Cash distributions paid to common shareholders	(19,376,848)	(13,512,106)	(7,761,134)
Net cash provided by (used in) financing activities	(24,825,365)	(12,789,950)	(15,886,339)
Net Increase (Decrease) in Cash	(1,105,239)	(4,378,895)	(2,208,934)
Cash at the beginning of period	1,107,669	11,793,938	2,208,934
Cash acquired in connection with the Reorganization	—	—	—
Cash at the end of period	$2,430	$7,415,043	$—

	Investment		Select		Quality
	Quality		Quality		Income
Supplemental Disclosure of Cash Flow Information	(NQM	)	(NQS	)	(NQU	)
Cash paid for interest (excluding amortization of offering costs)	$667,537		$314,847		$187,987
See accompanying notes to financial statements.

138	Nuveen

		Enhanced
	Dividend	Credit	Premium
	Advantage	Opportunities	Income
	(NAD )	(NZF )	(NPI )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$40,553,275	$49,450,141	$68,007,945
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(52,138,454)	(145,062,041)	(117,898,611)
Proceeds from sales and maturities of investments	50,861,192	123,773,348	85,253,389
Proceeds from (Purchases of) short-term investments, net	—	—	6,340,000
Proceeds from (Payments for) swap contracts, net	—	—	(1,116)
Taxes paid on undistributed capital gains	(217)	(2,123)	(5,881)
Amortization (Accretion) of premiums and discounts, net	(2,235,575)	3,701,808	(159,976)
Amortization of deferred offering costs	36,414	197,596	10,846
(Increase) Decrease in:
Cash collateral at brokers	—	—	(1,319,275)
Receivable for interest	133,291	(6,601,122)	247,180
Receivable due from adviser	—	(96,104)	—
Receivable for investments sold	(2,336,990)	(11,916,636)	43,554,679
Other assets	(8,983)	(233,283)	(12,549)
Increase (Decrease) in:
Payable for interest	(217,591)	(51,666)	(327,272)
Payable for investments purchased	3,906,471	18,070,337	(3,131,186)
Payable for variation margin on swap contracts	—	—	18,755
Accrued Directors/Trustees fees	(616)	372,108	(3,662)
Accrued management fees	(5,353)	1,289,730	(8,468)
Accrued other expenses	468,234	(1,703,636)	770,099
Net realized gain (loss) from:
Investments	1,222,656	(991,256)	(718,729)
Swaps	—	—	1,116
Change in net unrealized (appreciation) depreciation of:
Investments	(26,964,844)	(31,997,050)	(43,307,913)
Net cash provided by (used in) operating activities	13,272,910	(1,799,849)	37,309,371
Cash Flows from Financing Activities:
Proceeds from borrowings	—	40,000,000	—
Increase (Decrease) in:
Cash overdraft	—	—	(1,486,627)
Floating rate obligations	(4,085,000)	(30,398,333)	(7,580,000)
Payable for offering costs	—	—	(73,881)
Cash distributions paid to common shareholders	(16,756,106)	(15,008,224)	(26,776,913)
Net cash provided by (used in) financing activities	(20,841,106)	(5,406,557)	(35,917,421)
Net Increase (Decrease) in Cash	(7,568,196)	(7,206,406)	1,391,950
Cash at the beginning of period	9,913,247	2,472,440	—
Cash acquired in connection with the Reorganization	—	6,145,640	—
Cash at the end of period	$2,345,051	$1,411,674	$1,391,950

Enhanced
	Dividend		Credit		Premium
	Advantage		Opportunities		Income
Supplemental Disclosure of Cash Flow Information(1)	(NAD	)	(NZF	)	(NPI	)
Cash paid for interest (excluding amortization of offering costs)	$1,674,416		$1,784,758		$2,688,027

(1)
See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for more information of the non-cash activities related to Enhanced Credit Opportunities (NZF) Reorganization.

See accompanying notes to financial statements.

Nuveen	139

Financial
Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:
		Investment Operations							Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to ARPS Shareholders (a)	Distributions from Accumu- lated Net Realized Gains to ARPS Shareholders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Premium Per Share Sold through Shelf Offering	Shelf Offering Costs		Ending NAV	Ending Share Price
Investment Quality (NQM)
Year Ended 10/31:
2016(g)	$16.01	$0.44		$0.55	$—	$—		$0.99	$(0.47)	$—	$(0.47)	$—	$—		$16.53	$16.25
2015	16.19	0.91		(0.11)	—	—		0.80	(0.98)	—	(0.98)	—	—		16.01	15.29
2014	14.85	0.93		1.38	—	—		2.31	(0.97)	—	(0.97)	—	—		16.19	14.79
2013	16.60	0.92		(1.70)	—	—		(0.78)	(0.97)	—	(0.97)	—	—		14.85	13.69
2012	14.93	0.93		1.75	—	—		2.68	(1.01)	—	(1.01)	—	—		16.60	16.64
2011	15.13	1.00		(0.22)	(0.01)	—		0.77	(0.97)	—	(0.97)	—	—		14.93	14.57

Select Quality (NQS)
Year Ended 10/31:
2016(g)	15.57	0.35		0.66	—	—		1.01	(0.38)	—	(0.38)	—	—		16.20	15.13
2015	15.67	0.77		(0.08)	—	—		0.69	(0.79)	—	(0.79)	—	—		15.57	13.63
2014	14.20	0.82		1.45	—	—		2.27	(0.80)	—	(0.80)	—	—		15.67	13.98
2013	15.94	0.77		(1.66)	—	—		(0.89)	(0.82)	(0.04)	(0.86)	0.01	—	*	14.20	12.61
2012	14.31	0.87		1.83	—	—		2.70	(1.00)	(0.08)	(1.08)	0.01	—	*	15.94	16.40
2011	14.82	1.03		(0.40)	(0.02)	—	*	0.61	(1.04)	(0.08)	(1.12)	—	—		14.31	14.62

(a)	The amounts shown for Auction Rate Preferred Shares ("ARPS") are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

140	Nuveen

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
	Based
Based	on	Ending			Net		Portfolio
on	Share	Net			Investment		Turnover
NAV (b)	Price (b)	Assets (000)	Expenses	(e)	Income (Loss	)	Rate	(f)

6.23%	9.46%	$687,336	1.64	%**	5.47	%**	4%
5.05	10.22	665,532	1.54		5.65		10
16.03	15.51	673,072	1.67	(d)	6.12	(d)	9
(4.91)	(12.30)	534,352	1.64		5.81		14
18.37	21.61	596,684	1.66		5.84		7
5.58	4.45	535,519	1.50		7.03		12

6.58%	14.00%	570,603	1.69	**	4.45	**	7
4.53	3.26	548,280	1.59		4.94		22
16.36	17.62	552,096	1.67		5.50		14
(5.79)	(18.37)	500,260	1.76		5.01		26
19.50	20.32	557,646	1.79		5.71		24
4.82	3.35	491,453	1.53		7.61		13

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
During the fiscal year ended October 31, 2014, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

	Ratio to Average Net Assets
		Net Investment
Investment Quality (NQM)	Expenses	Income (Loss	)
Year Ended 10/31:
2014	1.68%	6.11%

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Investment Quality (NQM)
Year Ended 10/31:
2016(g)	0.57	%**
2015	0.54
2014	0.56
2013	0.64
2012	0.65
2011	0.40

Select Quality (NQS)
Year Ended 10/31:
2016(g)	0.62	%**
2015	0.59
2014	0.63
2013	0.72
2012	0.76
2011	0.42

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the six months ended April 30, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen	141

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions Investment Income to ARPS Shareholders (a)	Distributions from Realized Gains to ARPS Shareholders	(a)	Total	From Net Investment Income	From Accumu-lated Net Realized Gains	Total	Ending NAV	Ending Share Price
Premier Income (NPF)
Year Ended 10/31:
2016(f)	$14.98	$0.37		$0.73	$—	$—		$1.10	$(0.39)	$—	$(0.39)	$15.69	$14.63
2015	15.34	0.79		$(0.32)	—	—		0.47	(0.83)	—	(0.83)	14.98	13.23
2014	13.98	0.85		1.37	—	—		2.22	(0.86)	—	(0.86)	15.34	13.74
2013	15.65	0.82		(1.65)	—	—		(0.83)	(0.84)	—	(0.84)	13.98	12.54
2012	14.45	0.83		1.29	—	—		2.12	(0.92)	—	(0.92)	15.65	15.46
2011	14.70	0.94		(0.29)	(0.01)	—		0.64	(0.89)	—	(0.89)	14.45	13.91

Dividend Advantage (NAD)
Year Ended 10/31:
2016(f)	15.44	0.38		0.65	—	—		1.03	(0.43)	—	(0.43)	16.04	15.24
2015	15.64	0.84		(0.17)	—	—		0.67	(0.87)	—	(0.87)	15.44	14.05
2014	14.42	0.87		1.25	—	—		2.12	(0.90)	—	(0.90)	15.64	14.16
2013	16.05	0.81		(1.56)	—	—		(0.75)	(0.88)	—	(0.88)	14.42	12.92
2012	14.39	0.86		1.76	—	—		2.62	(0.92)	(0.04)	(0.96)	16.05	15.76
2011	14.68	0.92		(0.29)	(0.01)	—		0.62	(0.91)	—	(0.91)	14.39	13.70

(a)	The amounts shown for ARPS are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

142	Nuveen

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV (b)	Based on Share Price (b)	Ending Net Assets (000)	Expenses	(d)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(e)

7.42%	13.71%	$311,992	1.67	%*	4.81	%*	7%
3.14	2.36	297,994	1.56		5.21		12
16.33	16.88	305,082	1.66		5.84		11
(5.48)	(13.84)	278,069	1.74		5.49		14
14.98	18.11	311,279	1.80		5.42		18
4.65	3.59	287,473	1.55		6.74		10

6.72	11.67	630,401	1.50	*	4.84	*	6
4.43	5.57	606,607	1.41		5.41		15
15.19	17.10	614,452	1.73		5.82		9
(4.87)	(12.81)	566,487	1.99		5.21		11
18.67	22.59	630,515	2.04		5.55		12
4.76	1.93	565,364	2.02		6.77		15

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Quality Income (NPF)
Year Ended 10/31:
2016(f)	0.57	%*
2015	0.54
2014	0.58
2013	0.71
2012	0.74
2011	0.44

Premier Income (NAD)
Year Ended 10/31:
2016(f)	0.49	%*
2015	0.47
2014	0.75
2013	1.03
2012	1.03
2011	0.94

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended April 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen	143

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to ARPS Shareholders (a)	Distributions from Accumu- lated Net Realized Gains to ARPS Shareholders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Discount per Share Repur- chased and Retired		Discount per Share Repur- chased Through Tender Offer	Ending NAV	Ending Share Price
Enhanced Credit Opportunities (NZF)
Year Ended 10/31:
2016(g)	$15.75	$0.35		$0.86	$—	$—		$1.21	$(0.42)	$—	$(0.42)	$—		$—	$16.54	$15.33
2015	15.82	0.83		(0.13)	—	—		0.70	(0.78)	—	(0.78)	0.01		—	15.75	13.86
2014	14.32	0.72		1.47	—	—		2.19	(0.72)	—	(0.72)	—	*	0.03	15.82	13.80
2013	15.99	0.71		(1.63)	—	—		(0.92)	(0.75)	—	(0.75)	—		—	14.32	12.66
2012	14.53	0.78		1.67	—	—		2.45	(0.95)	(0.04)	(0.99)	—		—	15.99	15.73
2011	14.74	0.98		(0.18)	(0.01)	—	*	0.79	(0.98)	(0.02)	(1.00)	—		—	14.53	14.17

Premium Income (NPI)
Year Ended 10/31:
2016(g)	15.32	0.39		0.67	—	—		1.06	(0.42)	—	(0.42)	—		—	15.96	14.94
2015	15.46	0.82		(0.13)	—	—		0.69	(0.83)	—	(0.83)	—		—	15.32	13.70
2014	13.94	0.82		1.56	—	—		2.38	(0.86)	—	(0.86)	—		—	15.46	13.68
2013	15.43	0.82		(1.44)	—	—		(0.62)	(0.87)	—	(0.87)	—		—	13.94	12.55
2012	14.09	0.84		1.42	—	—		2.26	(0.92)	—	(0.92)	—		—	15.43	15.56
2011	14.47	0.90		(0.35)	(0.01)	—		0.54	(0.92)	—	(0.92)	—		—	14.09	13.56
(a)	The amounts shown for ARPS are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

144	Nuveen

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV (b)	Based on Share Price (b)	Ending Net Assets (000)	Expenses	(e)	Net Investment Income (Loss	)	Expenses	(e)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(f)

7.75%	13.80%	$2,350,054	1.63	%**	4.36	%**	1.60	%**(h)	4.39	%**(h)	10%
4.57	6.21	571,790	1.48		5.24		N/A		N/A		26
15.90	15.07	574,721	1.73		4.78		N/A		N/A		14
(5.93)	(15.08)	578,508	1.71		4.66		N/A		N/A		14
17.33	18.48	645,993	1.76		5.06		N/A		N/A		22
5.83	4.59	587,047	1.53		6.93		1.46		7.00		30

6.98	12.28	1,022,505	1.52	**	5.05	**	N/A		N/A		6
4.57	6.40	981,287	1.48		5.30		N/A		N/A		18
17.61	16.32	990,129	1.58		5.63		N/A		N/A		17
(4.19)	(14.16)	892,964	1.71		5.55		N/A		N/A		18
16.41	22.06	987,664	1.71		5.65		N/A		N/A		8
4.18	1.37	900,461	1.66		6.60		N/A		N/A		9

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of September 30, 2011, the Adviser is no longer contractually reimbursing Enhanced Credit Opportunities (NZF), for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Enhanced Credit Opportunities (NZF)
Year Ended 10/31:
2016(g)	0.63	%**
2015	0.46
2014	0.72
2013	0.75
2012	0.77
2011	0.48

Premium Income (NPI)
Year Ended 10/31:
2016(g)	0.48	%**
2015	0.52
2014	0.57
2013	0.72
2012	0.71
2011	0.58

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the six months ended April 30, 2016.
(h)
During the six months ended April 30, 2016, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its Reorganization as described in Note 7 – Management Fees and Other Transactions with Affiliates.

*	Rounds to less than $0.01 per share.
**	Annualized.
N/A	Fund does not have or no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen	145

Financial Highlights (Unaudited) (continued)

									iMTP, MTP, VMTP and/or VRDP Shares at the End of the Period

	iMTP Shares at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period

				Asset		Asset		Asset	Asset
	Aggregate	Aggregate	Aggregate	Coverage	Aggregate	Coverage	Aggregate	Coverage	Coverage
	Amount	Coverage	Amount	Per	Amount	Per	Amount	Per	Per $1
	Outstanding	Per $5,000	Outstanding	$10	Outstanding	$100,000	Outstanding	$100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	(000)	Share	Preference
Investment Quality (NQM)
Year Ended 10/31:
2016(b)	$—	$—	$—	$—	$43,500	$345,214	$236,800	$345,214	$3.45
2015	—	—	—	—	43,500	337,436	236,800	337,436	3.37
2014	—	—	—	—	43,500	340,126	236,800	340,126	3.40
2013	—	—	—	—	—	—	236,800	325,655	—
2012	—	—	—	—	—	—	211,800	381,720	—
2011	—	—	—	—	—	—	211,800	352,842	—

Select Quality (NQS)
Year Ended 10/31:
2016(b)	—	—	—	—	—	—	267,500	313,310	—
2015	—	—	—	—	—	—	267,500	304,964	—
2014	—	—	—	—	—	—	267,500	306,391	—
2013	—	—	—	—	—	—	267,500	287,013	—
2012	—	—	—	—	—	—	252,500	320,850	—
2011	—	—	—	—	—	—	252,500	294,635	—

Premier Income (NPF)
Year Ended 10/31:
2016(b)	—	—	—	—	—	—	127,700	344,316	—
2015	—	—	—	—	—	—	127,700	333,354	—
2014	—	—	—	—	—	—	127,700	338,905	—
2013	—	—	—	—	—	—	127,700	317,752	—
2012	—	—	—	—	—	—	127,700	343,758	—
2011	—	—	—	—	—	—	127,700	325,116	—

Dividend Advantage (NAD)
Year Ended 10/31:
2016(b)	—	—	—	—	265,000	337,887	—	—	—
2015	—	—	—	—	265,000	328,908	—	—	—
2014	—	—	—	—	265,000	331,869	—	—	—
2013	—	—	144,300	31.40	120,400	314,011	—	—	3.14
2012	—	—	144,300	33.82	120,400	338,200	—	—	3.38
2011	—	—	144,300	31.36	120,400	313,587	—	—	3.14

Enhanced Credit Opportunities (NZF)
2016(b)	150,000	17,265	—	—	81,000	345,308	727,000	345,308	3.45
2015	150,000	17,376	—	—	81,000	347,528	—	—	3.48
2014	150,000	17,440	—	—	81,000	348,797	—	—	3.49
2013	—	—	70,000	34.19	169,200	341,851	—	—	3.42
2012	—	—	70,000	37.01	169,200	370,064	—	—	3.70
2011	—	—	70,000	34.54	169,200	345,421	—	—	3.45

Premium Income (NPI)
Year Ended 10/31:
2016(b)	—	—	—	—	407,000	351,230	—	—	—
2015	—	—	—	—	407,000	341,102	—	—	—
2014	—	—	—	—	407,000	343,275	—	—	—
2013	—	—	—	—	407,000	319,402	—	—	—
2012	—	—	—	—	402,400	345,443	—	—	—
2011	—	—	—	—	402,400	323,773	—	—	—

146	Nuveen

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2014		2013	2012	2011
Dividend Advantage (NAD)
Series 2015 (NAD PRC)
Ending Market Value per Share	$—		$10.06	$10.10	$10.06
Average Market Value per Share	10.04	^	10.08	10.09	10.05

Enhanced Credit Opportunities (NZF)
Series 2016 (NZF PRC)
Ending Market Value per Share	$—		$10.10	$10.14	$10.14
Average Market Value per Share	10.05	^^	10.10	10.12	10.05	^^^

^	For the period November 1, 2013 through December 20, 2013.
^^	For the period November 1, 2013 through April 11, 2014.
^^^	For the period December 20, 2010 (first issuance date of shares) through October 31, 2011.
(b)	For the six months ended April 30, 2016

See accompanying notes to financial statements.

Nuveen	147

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•	Nuveen Investment Quality Municipal Fund, Inc. (NQM) ("Investment Quality (NQM)")
•	Nuveen Select Quality Municipal Fund, Inc. (NQS) ("Select Quality (NQS)")
•	Nuveen Premier Municipal Income Fund, Inc. (NPF) ("Premier Income (NPF)")
•	Nuveen Dividend Advantage Municipal Fund, Inc. (NAD) ("Dividend Advantage (NAD)")
•	Nuveen Enhanced Municipal Credit Opportunities Fund (NZF) ("Enhanced Credit Opportunities (NZF)") • Nuveen Premium Income Municipal Income Fund, Inc. (NPI) ("Premium Income (NPI)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. Common shares of Enhanced Credit Opportunities (NZF) were formerly traded on the NYSE MKT. Investment Quality (NQM), Select Quality (NQS), Premier Income (NPF) and Premium Income (NPI) were incorporated under the state laws of Minnesota on January 23, 1990, January 23, 1991, July 25, 1991, and April 15, 1988, respectively. Dividend Advantage (NAD) and Enhanced Credit Opportunities (NZF) were organized as Massachusetts business trusts on January 15, 1999 and March 21, 2001, respectively
The end of the reporting period for the Funds is April 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2016 (the "current fiscal period").
Effective April 11, 2016, in conjunction with its reorganization, Enhanced Credit Opportunities changed its name from Nuveen Dividend Advantage Municipal Fund 3.
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
Fund Reorganizations
Effective prior to the opening of business on April 11, 2016, certain funds were reorganized into one, larger-national Fund included in this report (the "Reorganizations") as follows:

Target Funds	Acquiring Fund
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)	Enhanced Credit Opportunities (NZF)
("Premium Income 4 (NPT)")
Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
("Dividend Advantage 2 (NXZ)")
Nuveen Municipal Advantage Fund, Inc. (NMA)
("Municipal Advantage (NMA)")

148	Nuveen

During February, 2016, the Nuveen funds' Board of Directors/Trustees approved a series of reorganizations for certain funds, which are included in this report, in order to enhance the funds' trading appeal and lower operating expenses by creating a single, larger Fund with distinct mandates.
The approved reorganizations are as follows:

Target Funds	Acquiring Fund
Premier Income (NPF)	Nuveen Dividend Advantage Municipal Fund (NAD)
Premium Income (NPI)	to be renamed Nuveen Enhanced Quality
Select Quality (NQS)	Municipal Fund
Investment Quality (NQM)
The reorganizations are subject to customary conditions, including shareholder approval at annual shareholder meetings later this year.
For accounting and performance reporting purposes, the Acquiring Fund is the survivor.
Upon the closing of a reorganization, the Target Funds transfer their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Funds. The Target Funds are then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds become shareholders of the Acquiring Fund. Holders of common shares of the Target Funds receive newly issued common shares of the Acquiring Fund, the aggregate net asset value ("NAV") of which is equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Holders of preferred shares of the Target Funds receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Target Funds held immediately prior to the reorganizations. Details of the Enhanced Credit Opportunities' (NZF) Reorganizations are further described in Note 9 – Fund Reorganizations.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946,"Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of the end of the reporting period, the Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

Enhanced
	Investment		Select		Premier		Dividend		Credit		Premium
	Quality		Quality		Income		Advantage		Opportunities		Income
	(NQM	)	(NQS	)	(NPF	)	(NAD	)	(NZF	)	(NPI	)
Outstanding when-issued/delayed delivery purchase commitments	$6,656,849		$4,456,910		$3,203,975		$4,694,261		$21,722,459		$12,135,966
Investment Income
Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Nuveen	149

Notes to Financial Statements (Unaudited) (continued)
Indemnifications
Under the Funds' organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Funds' Board of Directors/Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.
Prices of swap contracts are also provided by an independent pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily

150	Nuveen

traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Investment Quality (NQM)	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$1,007,441,790	$—		$1,007,441,790
Corporate Bonds**	—	—	6,461	***	6,461
Total	$—	$1,007,441,790	$6,461		$1,007,448,251
Select Quality (NQS)
Long-Term Investments:
Municipal Bonds*	$—	$830,384,704	$—		$830,384,704
Corporate Bonds**	—	—	1,673	***	1,673
Total	$—	$830,384,704	$1,673		$830,386,377
Premier Income (NPF)
Long-Term Investments:
Municipal Bonds*	$—	$445,019,355	$—		$445,019,355
Short-Term Investments:
Municipal Bonds*	—	1,250,000	—		1,250,000
Total	$—	$446,269,355	$—		$446,269,355
Dividend Advantage (NAD)
Long-Term Investments:
Municipal Bonds*	$—	$902,495,477	$—		$902,495,477
Corporate Bonds**	—	—	10,095	***	10,095
Investment Companies	600,225	—	—		600,225
Total	$600,225	$902,495,477	$10,095		$903,105,797
Enhanced Credit Opportunities (NZF)
Long-Term Investments:
Municipal Bonds*	$—	$3,400,791,995	$—		$3,400,791,995
Corporate Bonds**	—	—	22,815	***	22,815
Investment Companies	3,865,377	—	—		3,865,377
Total	$3,865,377	$3,400,791,995	$22,815		$3,404,680,187
Premium Income (NPI)
Long-Term Investments:
Municipal Bonds*	$—	$1,503,933,221	$—		$1,503,933,221
Corporate Bonds**	—	—	10,897	***	10,897
Investments in Derivatives:
Interest Rate Swaps****	—	(1,056,070)	—		(1,056,070)
Total	$—	$1,502,877,151	$10,897		$1,502,888,048

*	Refer to the Fund's Portfolio of Investments for state classifications.
**	Refer to the Fund's Portfolio of Investments for industry classifications.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen	151

Notes to Financial Statements (Unaudited) (continued)
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters") in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

152	Nuveen

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
 Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

									Enhanced
	Investment		Select		Premier		Dividend		Credit		Premium
	Quality		Quality		Income		Advantage		Opportunities		Income
Floating Rate Obligations Outstanding	(NQM	)	(NQS	)	(NPF	)	(NAD	)	(NZF	)	(NPI	)
Floating rate obligations: self-deposited Inverse Floaters	$49,250,000		$14,205,000		$9,975,000		$21,565,000		$99,796,000		$83,569,000
Floating rate obligations: externally-deposited Inverse Floaters	34,767,000		37,290,000		12,400,000		23,195,000		101,469,000		63,482,000
Total	$84,017,000		$51,495,000		$22,375,000		$44,760,000		$201,265,000		$147,051,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

									Enhanced
	Investment		Select		Premier		Dividend		Credit		Premium
	Quality		Quality		Income		Advantage		Opportunities		Income
Self-Deposited Inverse Floaters	(NQM	)	(NQS	)	(NPF	)	(NAD	)	(NZF	)	(NPI	)
Average floating rate obligations outstanding	$52,270,604		$13,467,363		$21,981,841		$25,650,000		$130,194,333		$83,569,000
Average annual interest rate and fees	0.65%		0.72%		0.55%		0.62%		0.65%		0.69%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

Nuveen	153

Notes to Financial Statements (Unaudited) (continued)
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

									Enhanced
	Investment		Select		Premier		Dividend		Credit		Premium
	Quality		Quality		Income		Advantage		Opportunities		Income
Floating Rate Obligations — Recourse Trusts	(NQM	)	(NQS	)	(NPF	)	(NAD	)	(NZF	)	(NPI	)
Maximum exposure to Recourse Trusts: self deposited Inverse Floaters	$2,375,000		$13,205,000		$7,725,000		$4,065,000		$39,436,000		$48,359,000
Maximum exposure to Recourse Trusts: externally deposited Inverse Floaters	16,632,000		23,125,000		9,200,000		11,250,000		47,204,000		16,432,000
Total	$19,007,000		$36,330,000		$16,925,000		$15,315,000		$86,640,000		$64,791,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the "effective date").
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. For an over-the-counter ("OTC") swap that is not cleared through a clearing house ("OTC Uncleared"), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)."
Upon the execution of an OTC swap cleared through a clearing house ("OTC Cleared"), the Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of "Cash collateral at brokers" on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day's "mark-to-market" of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund's account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund's account with an amount equal to the depreciation. These daily cash settlements are also known as "variation margin." Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for "Variation margin on swap contracts" on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" as described in the preceding paragraph.

154	Nuveen

The net amount of periodic payments settled in cash are recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps" on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as "Interest rate swaps premiums paid and/or received" on the Statement of Assets and Liabilities.
During the current fiscal period, Premium Income (NPI) invested in interest rate swap contracts to reduce the duration of its portfolio.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Premium
	Income
	(NPI	)
Average notional amount of interest rate swap contracts outstanding*	$10,400,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
Premium Income (NPI)
	Swaps			Payable for variation margin on
Interest rate	(OTC Cleared)	—	$—	swap contracts**	$(1,056,070)

**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund's Portfolio of Investments and not the asset and/or liability amount as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
			Net Realized		Change in Net Unrealized
	Underlying	Derivative	Gain (Loss from	)	Appreciation (Depreciation) of
Fund	Risk Exposure	Instrument	Swaps		Swaps
Premium Income (NPI)	Interest rate	Swaps	$(1,116)		$(1,056,070)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen	155

Notes to Financial Statements (Unaudited) (continued)
4. Fund Shares
Common Shares
Common Share Transactions
Transactions in common shares for the Funds during the Funds' current and prior fiscal period, where applicable, were as follows:

	Enhanced
	Credit Opportunities (NZF)
	Six Months	Year
	Ended	Ended
	4/30/16	10/31/15
Common shares:
Issued in the Reorganizations	105,813,381	—
Repurchased and retired	—	(17,500)

Weighted average common share:
Price per share repurchased and retired	—	$13.60
Discount per share repurchased and retired	—	12.55%
Preferred Shares
Institutional MuniFund Term Preferred Shares
The following Fund has issued and has outstanding Institutional MuniFund Term Preferred ("iMTP") Shares, with a $5,000 liquidation preference per share. iMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of iMTP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
Enhanced Credit Opportunities (NZF)	2017	30,000	$150,000,000
The Fund is obligated to redeem its iMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. iMTP Shares are subject to optional and mandatory redemption in certain circumstances. The iMTP Shares are not subject to redemption at the option of the Fund for approximately one year following the date of issuance, at which point the Fund may redeem at its option ("Optional Redemption Date") and any date thereafter. The Fund may be obligated to redeem certain amount of the iMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date and Optional Redemption Date for the Fund's iMTP Shares are as follows:

		Term	Optional
Fund	Series	Redemption Date	Redemption Date
Enhanced Credit Opportunities (NZF)	2017	October 1, 2017	April 1, 2015
The average liquidation preference of iMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period, were as follows:

	Enhanced
	Credit
	Opportunities
	(NZF	)
Average liquidation preference of iMTP Shares outstanding	$150,000,000
Annualized dividend rate	0.84%
iMTP Shares are subject to restrictions on transfer and may only be sold or transferred to "qualified institutional buyers". iMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of iMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the iMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund's Adviser has determined that the fair value of iMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of iMTP Shares is recorded as a liability and recognized as "Institutional MuniFund Term Preferred ("iMTP") Shares, at liquidation preference" on the Statement of Assets and Liabilities.

156	Nuveen

Dividends on the iMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on iMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on iMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Cost incurred by the Fund in connection with its offering of iMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and have outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for each Fund were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
Investment Quality (NQM)	2017	435	$43,500,000
Dividend Advantage (NAD)	2016	2,650	$265,000,000
Enhanced Credit Opportunities (NZF)	2017	810	$81,000,000
Premium Income (NPI)	2018	4,070	$407,000,000
Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately one year following the date of issuance ("Premium Expiration Date"), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. Each Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund's VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
Investment Quality (NQM)	2017	May 1, 2017	April 30, 2014
Dividend Advantage (NAD)	2016	December 30, 2016	December 31, 2014
Enhanced Credit Opportunities (NZF)	2017	April 1, 2017	March 31, 2015
Premium Income (NPI)	2018	December 1, 2018	May 31, 2016
The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

					Enhanced
	Investment		Dividend		Credit		Premium
	Quality		Advantage		Opportunities		Income
	(NQM	)	(NAD	)	(NZF	)	(NPI	)
Average liquidation preference of VMTP Shares outstanding	$43,500,000		$265,000,000		$81,000,000		$407,000,000
Annualized dividend rate	1.04%		1.04%		1.09%		1.02%
VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the VMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds' Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as "Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation preference" on the Statement of Assets and Liabilities.
Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

Nuveen	157

Notes to Financial Statements (Unaudited) (continued)
Costs incurred in connection with each Fund's offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Funds' VRDP Shares outstanding were as follows:

			Shares	Liquidation
Fund	Series		Outstanding	Preference	Maturity
Investment Quality (NQM)	1		2,368	$236,800,000	May 1, 2041
Select Quality (NQS)	1		2,675	$267,500,000	May 1, 2041
Premier Income (NPF)	1		1,277	$127,700,000	May 1, 2041
Enhanced Credit Opportunities (NZF)	1	*	2,688	$268,800,000	March 1, 2040
	2	*	2,622	262,200,000	March 1, 2040
	3	*	1,960	196,000,000	August 1, 2040

*	VRDP Shares issued in connection with the Reorganization.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund's VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

							Enhanced
	Investment		Select		Premier		Credit
	Quality		Quality		Income		Opportunities
	(NQM	)	(NQS	)	(NPF	)	(NZF	)*
Average liquidation preference of VRDP Shares outstanding	$236,800,000		$267,500,000		$127,700,000		$727,000,000
Annualized dividend rate	0.20%		0.20%		0.20%		0.55%

*	For the period April 11, 2016 (first issuance of shares in connection with the Reorganization) through April 30, 2016.
For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as "Variable Rate Demand Preferred ("VRDP") Shares, at liquidation preference" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on the VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offerings costs" on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations.

158	Nuveen

Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2015
Premium Income (NPI)	Series	Shares	Amount
VMTP Shares issued	2018	4,070	$407,000,000
VMTP Shares exchanged	2015	(4,070)	(407,000,000)
Net increase (decrease)		—	$—
Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Six Months Ended
	April 30, 2016
Enhanced Credit Opportunities (NZF)	Series	Shares	Amount
VRDP Shares issued in connection with the Reorganization	1	2,688	$268,800,000
	2	2,622	262,200,000
	3	1,960	196,000,000
Total		7,270	$727,000,000
5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

									Enhanced
	Investment		Select		Premier		Dividend		Credit		Premium
	Quality		Quality		Income		Advantage		Opportunities		Income
	(NQM	)	(NQS	)	(NPF	)	(NAD	)	(NZF	)	(NPI	)
Purchases	$43,850,552		$63,952,990		$29,794,963		$52,138,454		$145,062,041		$117,898,611
Sales and maturities	40,824,790		60,313,140		29,669,932		50,861,192		123,773,348		85,253,389
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Nuveen	159

Notes to Financial Statements (Unaudited) (continued)
As of April 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

									Enhanced
	Investment		Select		Premier		Dividend		Credit		Premium
	Quality		Quality		Income		Advantage		Opportunities		Income
	(NQM	)	(NQS	)	(NPF	)	(NAD	)	(NZF	)	(NPI	)
Cost of investments	$844,094,902		$733,655,585		$397,883,284		$789,225,989		$2,937,298,243		$1,282,689,647
Gross unrealized:
Appreciation	$118,531,800		$85,791,044		$48,038,391		$100,017,592		$375,288,369		$145,066,224
Depreciation	(4,325,703)		(3,265,266)		(9,627,336)		(7,702,688)		(7,693,705)		(7,384,417)
Net unrealized appreciation (depreciation) of investments	$114,206,097		$82,525,778		$38,411,055		$92,314,904		$367,594,664		$137,681,807
Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, nondeductible reorganization expenses, paydowns, taxable market discount, tender option bond adjustments and treatment of notional principal contracts resulted in reclassifications among the Funds' components of common share net assets as of October 31, 2015, the Funds' last tax year end, as follows:

						Enhanced
	Investment		Select	Premier	Dividend	Credit		Premium
	Quality		Quality	Income	Advantage	Opportunities		Income
	(NQM	)	(NQS )	(NPF )	(NAD )	(NZF	)	(NPI )
Paid-in-surplus	$(105,331)		$(53,877)	$(288,903)	$(303,397)	$(975,908)		$(2,172,059)
Undistributed (Over-distribution of) net investment income	23,425		(36,665)	(218,340)	(103,215)	522,482		(191,924)
Accumulated net realized gain (loss)	81,906		90,542	507,243	406,612	453,426		2,363,983
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2015, the Funds' last tax year end, were as follows:

									Enhanced
	Investment		Select		Premier		Dividend		Credit		Premium
	Quality		Quality		Income		Advantage		Opportunities		Income
	(NQM	)	(NQS	)	(NPF	)	(NAD	)	(NZF	)	(NPI	)
Undistributed net tax-exempt income[1]	$5,019,049		$2,884,707		$1,593,608		$6,539,866		$6,678,401		$7,273,930
Undistributed net ordinary income[2]	53,321		102,900		3,902		20,848		209,987		498,778
Undistributed net long-term capital gains	—		—		—		—		—		—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2015, and paid on November 2, 2015.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended October 31, 2015, was designated for purposes of the dividends paid deduction as follows:

									Enhanced
	Investment		Select		Premier		Dividend		Credit		Premium
	Quality		Quality		Income		Advantage		Opportunities		Income
	(NQM	)	(NQS	)	(NPF	)	(NAD	)	(NZF	)	(NPI	)
Distributions from net tax-exempt income	$40,931,352		$28,354,502		$16,795,766		$37,045,191		$30,017,807		$57,176,462
Distributions from net ordinary income[2]	78,262		35,635		5,672		46,663		61,761		599,982
Distributions from net long-term capital gains	—		—		—		—		—		—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

160	Nuveen

As of October 31, 2015, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

								Enhanced
	Investment	Select		Premier		Dividend		Credit		Premium
	Quality	Quality		Income		Advantage		Opportunities		Income
	(NQM3)	(NQS	)	(NPF	)	(NAD	)	(NZF	)	(NPI	)
Expiration:
October 31, 2016	$1,349,646	$—		$—		$—		$—		$3,777,643
October 31, 2017	246,669	—		2,039,767		—		—		11,817,772
October 31, 2019	—	—		76,136		—		—		—
Not subject to expiration	4,782,591	4,080,913		—		10,298,778		4,601,681		—
Total	$6,378,906	$4,080,913		$2,115,903		$10,298,778		$4,601,681		$15,595,415

[3]	A portion of Investment Quality's (NQM) capital loss carryforward is subject to an annual limitation under Internal Revenue Code and related regulations.
During the Funds' last tax year ended October 31, 2015, the following Funds utilized capital loss carryforwards as follows:

	Investment		Select		Premier		Premium
	Quality		Quality		Income		Income
	(NQM	)	(NQS	)	(NPF	)	(NPI	)
Utilized capital loss carryforwards	$1,833,824		$1,582,136		$1,487,296		$3,492,913

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

	Investment Quality (NQM	)
	Select Quality (NQS	)
	Premier Income (NPF	)
	Premium Income (NPI	)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750

Dividend Advantage (NAD )
Enhanced Credit Opportunities (NZF )**
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For managed assets over $2 billion	0.3750%

**	Effective for the period November 1, 2015 through April 10, 2016.

Nuveen	161

Notes to Financial Statements (Unaudited) (continued)
Effective April 11, 2016, in conjunction with the Reorganizations, the annual Fund-level fee, payable monthly, for the following Fund was calculated according to the following schedule:

	Enhanced Credit Opportunities (NZF	)
Averaged Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For the next $3 billion	0.4250
For managed assets over $5 billion	0.4125
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds' daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2016, the complex-level fee rate for each Fund was 0.1629%.

The Adviser has agreed to implement a fee waiver which would begin on the effective date of the New Investment Management Agreement (the "Agreement") and will be phased out over the first year following the effective date of the Agreement. The waiver would be applied according to the following schedule and annual rates: (i) 0.05% of managed assets for the first 90 day period following the effective date of the Agreement; (ii) 0.0375% of managed assets for the 91st through 180th day period following the effective date of the Agreement; (iii) 0.025% of managed assets for the 181st through 270th day period following the effective date of the Agreement; and (iv) 0.0125% of managed assets for the 271st through 365th day period following the effective date of the Agreement. The fee waiver agreement may not be discontinued prior to the expiration of the one-year period unless authorized by the Board of the Acquiring Fund or the Acquiring Fund's Agreement terminates. The purpose of the fee waiver is to phase in the new management fee over a period of one year. The fee waiver is not expected to be continued.
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled

162	Nuveen

inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

					Enhanced
	Select		Dividend		Credit		Premium
	Quality		Advantage		Opportunities		Income
Inter-Fund Trades	(NQS	)	(NAD	)	(NZF	)	(NPI	)
Purchases	$5,858,233		$3,031,488		$2,268,223		$6,312,181
Sales	627,285		—		—		—
8. Borrowing Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. On December 31, 2015 (the only date utilized during the current fiscal period), the following Funds borrowed the following amounts from the Unsecured Credit Line, each at an annualized interest rate of 1.68% on their respective outstanding balance.

Enhanced
	Premier		Credit		Premium
	Income		Opportunities		Income
	(NPF	)	(NZF	)	(NPI	)
Outstanding balance at December 31, 2015	$881,659		$8,771,021		$1,579,811
The remaining Funds in this report did not draw on this Unsecured Credit Line during the current fiscal period.
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser ("Participating Funds"), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2016 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current reporting period, Enhanced Credit Opportunities (NZF) utilized this facility. The Fund's average daily balance outstanding and average interest rate during the utilization period were as follows:

	Enhanced
	Credit
	Opportunities
	(NZF	)
Average daily balance outstanding	$30,000,000
Average interest rate	1.69%
Borrowings outstanding as of the end of the reporting period are recognized as "Borrowings" on the Statement of Assets and Liabilities. None of the other Funds utilized this facility during the current fiscal period.
9. Fund Reorganizations
The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Target Funds' shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of each of the Reorganizations, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds' shareholders for federal income tax purposes.

Nuveen	163

Notes to Financial Statements (Unaudited) (continued)
Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the Reorganizations, were as follows:

	Premium		Dividend		Municipal
	Income 4		Advantage 2		Advantage
	(NPT	)	(NXZ	)	(NMA	)
Cost of investments	$842,272,817		$611,132,710		$801,967,506
Fair value of investments	944,017,006		686,626,155		895,968,861
Net unrealized appreciation (depreciation) of investments	101,744,189		75,493,445		94,001,355
For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Common Shares
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Reorganizations were as follows:

	Premium		Dividend		Municipal
	Income 4		Advantage 2		Advantage
Target Funds - Prior to Reorganizations	(NPT	)	(NXZ	)	(NMA	)
Common shares outstanding	43,338,451		29,453,512		39,289,967
Net assets applicable to common shares	$641,814,118		$483,046,431		$625,007,278
NAV per common share outstanding	14.81		16.40		15.91

	Enhanced
	Credit
	Opportunities
Acquiring Fund - Prior to Reorganizations	(NZF	)
Common shares outstanding	36,312,525
Net assets applicable to common shares	$600,512,656
NAV per common share outstanding	16.54

	Enhanced
	Credit
	Opportunities
Acquiring Fund - Post Reorganizations	(NZF	)
Common shares outstanding	142,125,906
Net assets applicable to common shares	$2,350,380,483
NAV per common share outstanding	16.54
Preferred Shares
In connection with each Reorganization, holders of VRDP Shares of the Target Funds received on a one-for-one basis newly issued VRDP Shares of the Acquiring Fund, in exchange for VRDP Shares of the Target Funds held immediately prior to the Reorganizations.
Prior to the closing of the Reorganizations, details of the Target Funds' outstanding VRDP Shares were as follows:

		Shares	Liquidation
Target Funds	Series	Outstanding	Preference	Maturity
Premium Income 4 (NPT)	1	2,622	$262,200,000	March 1, 2040
Dividend Advantage 2 (NXZ)	2	1,960	$196,000,000	August 1, 2040
Municipal Advantage (NMA)	1	2,688	$268,800,000	March 1, 2040
Details of the Acquiring Fund's VRDP Shares issued in connection with the Reorganizations were as follows:

164	Nuveen

		Shares	Liquidation
Acquiring Fund	Series	Outstanding	Preference	Maturity
Enhanced Credit Opportunities (NZF)	1	2,688	$268,800,000	March 1, 2040
	2	2,622	$262,200,000	March 1, 2040
	3	1,960	$196,000,000	August 1, 2040
Pro Forma Results of Operations
The beginning of the Target Funds' current fiscal period was November 1, 2015. Assuming the Reorganizations had been completed on November 1, 2015, the beginning of the Acquiring Fund's current fiscal period, the pro forma results of operations for the current fiscal period, are as follows:

	Enhanced
	Credit
	Opportunities
Acquiring Fund - Pro Forma Results from Operations	(NZF	)
Net investment income (loss)	$61,903,800
Net realized and unrealized gains (losses)	104,450,376
Change in net assets resulting from operations	166,354,176

Because the combined investment portfolios for the Reorganizations have been managed as a single integrated portfolio since the Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for the Acquiring Fund since the Reorganizations were consummated.
Cost and Expenses
In connection with the Reorganizations, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of "Accrued other expenses" on the Statement of Assets and Liabilities and "Reorganization expenses" on the Statement of Operations.
10. Subsequent Events
Variable Rate MuniFund Term Preferred Shares
During June 2016, Enhanced Credit Opportunities (NZF) refinanced all of its outstanding Series 2017, VMTP Shares with the issuance of new Series 2019 VMTP Shares. In conjunction with the refinancing, the Fund also issued an additional $255,000,000 Series 2019, VMTP Shares at liquidation preference, which will be invested in accordance with the Fund's investment policies.
Management Fees
Effective August 1, 2016, the annual fund-level fee for each Fund, payable monthly, will be calculated according to the following schedule:

	Investment Quality (NQM	)
	Select Quality (NQS	)
	Premier Income (NPF	)
	Dividend Advantage (NAD	)
	Premium Income (NPI	)
Averaged Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

Nuveen	165

Additional Fund Information

Board of Directors/Trustees
William Adams IV*	Margo L. Cook**	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner*** John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.****	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.
**	Interested Board Member effective July 1, 2016.
***	Effective July 1, 2016.
****	Interested Board Member and retired from the Funds' Board of Directors/Trustees effective May 31, 2016.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	One Lincoln Street		Chicago, IL 60601	& Trust Company
	Boston, MA 02111			Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NQM	NQS	NPF	NAD	NZF	NPI
Common shares repurchased	—	—	—	—	—	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

166	Nuveen

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the

Nuveen	167

Glossary of Terms Used in this Report (continued)

proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

168	Nuveen

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen	169

Notes

170	Nuveen

Notes

Nuveen	171

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen's teams of experts align with clients' specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $229 billion in assets as of March 31, 2016.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-B-0416D 16847-INV-B-06/17

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Dividend Advantage Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: July 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 7, 2016

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: July 7, 2016